UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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2U, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Monday, May 20, 2024 – 2:00 PM, Eastern Time
Online only at: www.virtualshareholdermeeting.com/TWOU2024

Hi, we're 2U

2U is a global leader in online education. Guided by our founding mission to eliminate the back row in higher education, 2U has spent 15 years advancing the technology and innovation to deliver world-class learning outcomes at scale.

THROUGH OUR GLOBAL ONLINE LEARNING PLATFORM EDX, 2U CONNECTS:

260 WORLD-CLASS PARTNERS → **4,500+** DIGITAL OFFERINGS → **83M+** LEARNER NETWORK

2023 WAS A MILESTONE YEAR, WITH:

From free courses to full degrees, 2U is creating a better future for all through the power of high-quality online education.

- Doctorate Degrees
- Undergraduate Degrees
- Masters Degrees
- MicroBachelors®
- MicroMasters®
- Boot Camps
- Executive Education
- Professional Certificates
- Try Its
- Open Courses

April 8, 2024
Dear Fellow Stockholder:
I am pleased to invite you to attend our 2024 Annual Meeting of Stockholders, to be held virtually on May 20, 2024 at 2:00 p.m., Eastern Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/TWOU2024, where you will be able to listen to the meeting live, submit questions and vote online. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting.
Details regarding the Annual Meeting and the various matters to be acted upon during the Annual Meeting are described in the accompanying Notice of 2024 Annual Meeting of Stockholders and the proxy statement.
We have elected to provide our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We will send stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including our proxy statement and Annual Report to Stockholders and a list of the matters to be considered at the meeting. The Notice will also provide instructions on how to vote your shares and how to request a paper copy of the proxy materials by mail.
You can ensure that your shares are represented at the Annual Meeting by promptly voting over the Internet, voting by telephone, or by completing and mailing a proxy or voting card if you receive printed proxy materials. If you hold shares through a broker or other nominee in “street name,” you will need to follow the voting instructions provided by your broker or nominee.
On behalf of the Board of Directors of 2U, Inc., I would like to express our appreciation for your ownership and continued support of 2U, Inc. We look forward to speaking with you at the Annual Meeting.

Sincerely,
PAUL S. LALLJIE
Chief Executive Officer

Notice of 2024 annual meeting
of stockholders.

Date & Time May 20, 2024 (Monday) 2:00 PM (Eastern Time)	Location Online at: www.virtualshareholdermeeting.com/TWOU2024	Who Can Vote Stockholders as of March 26, 2024 are entitled to vote
Stockholders of 2U, Inc.:
The 2024 Annual Meeting of Stockholders (the “Meeting”) of 2U, Inc. (referred to herein as the “Company”, "we", "us", "our" or "2U") will be held virtually via live webcast. You will be able to attend the Meeting online, vote and submit your questions at the website listed above during the Meeting. We are holding the Meeting for the following purposes, which are more fully described in the accompanying proxy statement:
Voting Matters:

Proposals	For Further Details
1.To elect three Class I directors and one Class III director, nominated by the Board of Directors of the Company, to serve on the Board of Directors until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal
Page 14
2.To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers	Page 40
3.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year	Page 80
4.To approve amendments to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-40 (the "Reverse Stock Split Proposal")
Page 82
We will also consider any other business that properly comes before the Meeting or any adjournment thereof. On or about April 10, 2024, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy materials for our Meeting, including our Annual Report to Stockholders for the year ending December 31, 2023. The Notice will also provide instructions on how to vote your shares and how to request a paper copy of the proxy materials by mail.
Your vote is important. Whether or not you plan to attend the Meeting, and no matter how many shares you own, please vote your shares or submit your proxy promptly in advance of the Meeting by using one of the methods described in the proxy materials. Any stockholder attending the Meeting may vote online during the Meeting, even if you have already returned a proxy card or voted over the Internet. If you hold shares through a broker or other nominee in “street name,” you should follow the voting instructions provided to you by such broker or other nominee.
By Order of the Board of Directors,
Paul S. Lalljie
Chief Executive Officer
April 8, 2024

Internet www.proxyvote.com	Phone 1-800-690-6903	Mail Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided	Mobile Device Scan the QR code on the Notice

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on May 20, 2024
This Notice of Annual Meeting and Proxy Statement and the 2023 Annual Report are available at: www.proxyvote.com or on our investor relations website at: http://investor.2u.com.

4

Table of contents.

2024 Proxy Statement	5

Proxy statement summary.
Proxy Voting Roadmap

1
Election of three Class I and one Class III director nominees
Board Recommendation "FOR" each nominee.
The Board and the Nominating and Corporate Governance Committee believe that each of the nominees possesses the right skills, qualifications and experience to effectively oversee the Company's long-term business strategy. See Page 14 for more information.

2
Advisory approval of executive compensation
Board Recommendation "FOR".
The Board and the Compensation Committee believe our executive compensation program demonstrates the continuing evolution of our "pay for performance" philosophy, and reflects feedback received from stockholders. See Page 40 for more information.

3
Ratification of appointment of KPMG LLP as Company’s independent registered public accounting firm for the 2024 fiscal year
Board Recommendation "FOR".
The Board and the Audit Committee believe that the retention of KPMG for the fiscal year ending December 31, 2024 is in the best interests of the Company and its stockholders. See Page 80 for more information.

4
Approval of amendments to our certificate of incorporation to effect a reverse stock split
Board Recommendation "FOR".
The Board believes that effecting the reverse stock split would be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our common stock on The Nasdaq Global Select Market. The Board believes that continued listing on The Nasdaq Global Select Market provides overall credibility to an investment in our stock and provides increased visibility of our stock among a larger pool of potential investors, as well as increased liquidity for investors. The Board also believes that continued listing on The Nasdaq Global Select Market and a higher stock price, which may be achieved through a reverse stock split, could help attract, retain, and motivate employees. See Page 82 for more information.

6

PROXY STATEMENT SUMMARY
Fiscal 2023 Overview
We are a leading online education platform company. Our mission is to expand access to high-quality education and unlock human potential. As a trusted partner to top-ranked nonprofit universities and other leading organizations, we deliver technology and services that enable our clients to bring their educational offerings online at scale. We provide 83 million people worldwide with access to world-class education in partnership with 260 top-ranked global universities and other leading organizations. Through edX, our education consumer marketplace, we offer more than 4,500 high-quality online learning opportunities, including open courses, executive education offerings, boot camps, professional certificates as well as undergraduate and graduate degree programs. Our offerings cover a wide range of topics, including artificial intelligence, business, healthcare, education, and social work, and provide learners with an affordable pathway to achieve both short-term and long-term professional and educational goals. Our platform provides our clients with the digital infrastructure to launch world-class online education offerings and allows students to easily access high-quality, job-relevant education without the barriers of cost or location.
Business and Performance.
In 2023, the Company's focus was on driving profitability and free cash flow, while continuing to deliver on its mission of expanding access to high-quality education. Throughout 2023 management maintained sharp focus on executing against our strategic priorities and continued to drive progress; however, our results were impacted by enrollment challenges for certain offerings and our decision to strategically exit certain of our degree programs. Nonetheless, we saw many positive indications for the business in 2023, including strength in our executive education offerings, improvement in our marketing efficiency and robust demand from our university partners for our flexible partnership model, resulting in 60 degree programs slated for launch in 2024. We believe that these improvements, together with the significant efficiency initiatives we implemented during the year, will lay the groundwork for continued progress in 2024 and beyond.

Increased Learner Network by 10.6M to 83M+	Added 30 new partners and approx. 500 new offerings to edX platform	Delivered revenue of $946M	Reduced sales & marketing expense to 39% of revenue from 44% of revenue in 2022

Leadership Transition and Organizational Structure.
In late 2023, the Board implemented a change of leadership to spearhead the next stage of the Company's evolution as it focuses on improving operational efficiency, optimizing our balance sheet and delivering profitable growth and cash flow. The Board appointed Paul Lalljie, the company’s former Chief Financial Officer, to succeed Christopher “Chip” Paucek as Chief Executive Officer and as a member of the Board. Additionally, the Board appointed Matthew Norden to the role of Chief Financial Officer in addition to Chief Legal Officer.
In early 2024, the Company implemented a new organizational structure, with an executive leading each of its business segments and reporting directly to the Chief Executive Officer. Andrew Hermalyn was appointed President of the Degree Program Segment and Aaron McCullough was appointed President of the Alternative Credential Segment. This organizational structure was designed to ensure clear lines of accountability and to streamline decision making.
Under our new leadership team, the Company will continue to deliver on its mission while refining its business model in order to increase operational efficiency. The Company is currently undergoing a comprehensive performance improvement exercise designed to improve adjusted EBITDA margins, deliver sustainable cash flows, and establish a foundation for future top line growth.

2024 Proxy Statement	7

PROXY STATEMENT SUMMARY
Executive compensation highlights
Strong alignment between pay and performance.
Our Compensation Committee designs our executive compensation programs with the goal of attracting, retaining and motivating talented executives, while simultaneously promoting the achievement of key financial and strategic performance measures and aligning the incentives of our executives with the creation of value for our stockholders. Our Compensation Committee aligns executive compensation with Company performance by ensuring that a large portion of our executive compensation is "at-risk" and contingent on the Company achieving rigorous and predetermined financial objectives. The chart below shows a comparison of our current and former CEO's 2023 "Compensation Actually Paid" versus his total compensation for 2023, as reported in the Summary Compensation Table. Compensation Actually Paid reflects the impact of stock price movement on equity values and actual performance of performance-based components of compensation.
2023 CEO "Compensation Actually Paid" (CAP) Compared to Compensation Reported in Summary Compensation Table (SCT)

$5.3M
$2.8M
$(1.3)M
$(0.3)M
CAP
SCT
CAP
SCT
Paucek
Lalljie

Please see the sections entitled "Executive Compensation—Pay Versus Performance" of this Proxy Statement for a more detailed description of "compensation actually paid" and its relationship to Company performance.
Responsiveness to stockholder feedback.
We welcome and value the views and insights of our stockholders on our executive compensation programs. For 2023, our Compensation Committee continued to evolve and enhance our executive compensation program in response to stockholder feedback and in line with our compensation philosophy. For example, the Compensation Committee made the following changes to our 2023 executive compensation practices based on stockholder feedback:

Area of Focus	2023 Compensation Design Changes

Overlapping Performance Metrics	•Implemented distinct performance metrics in the bonus plan and financial-PRSU component of the long-term incentive compensation program
Pay for Performance
•Significantly reduced the size of equity grant values at all levels of the organization, with average NEO equity grant values being reduced by 43%
•Increased the percentage of long-term equity compensation that is performance-RSUs from 50% to 55%
•Lowered the maximum upside opportunity of the financial-PRSUs from 200% to 150%

Relative TSR Cap	•Implemented a cap on the relative TSR modifier included in the long-term incentive compensation program

8

PROXY STATEMENT SUMMARY
2023 executive compensation program.
The overall design of our compensation program for 2023 is summarized below:

Element and % of CEO Compensation(1)	Primary Metrics	Key Terms

Base Salary	•Performance and experience •Criticality of role	•Based on review of market data provided by independent compensation consultant

Annual Performance-Based Bonus	•Adjusted EBITDA •DE&I Goals
•Metrics aligned with Company's focus on profitability and shareholder value
•Minimum achievement of adjusted EBITDA metric required for funding
•Maximum payout is capped
•DE&I goals can only impact payout negatively

Long-Term Incentive Compensation
Performance Restricted Stock Units	•Adjusted net income with TSR modifier that can impact achievement by +/- 20%	•Three one-year performance periods, with vesting at the end of all performance periods •Maximum achievement is capped at 150% •Threshold performance required

Restricted Stock Units	•Time-based vesting	•Vests quarterly over three years

(1)Reflects average target total direct compensation pay mix for our former CEO, Mr. Paucek, and our current CEO, Mr. Lalljie.

2024 Proxy Statement	9

PROXY STATEMENT SUMMARY
2023 CEO total direct compensation pay mix.
The Compensation Committee evaluates our executive compensation program annually to ensure it is consistent with our short- and long-term goals given the dynamic nature of our business and the market in which we compete. In evaluating the CEO's compensation, the Compensation Committee evaluates total direct compensation, which is generally comprised of a mix of cash compensation, in the form of base salary and annual cash incentive bonus, and long-term incentive compensation in the form of equity awards. This total direct compensation mix has been designed so that the elements of variable, or “at-risk”, pay represent a substantial portion of the total direct compensation opportunity awarded to the CEO. By dedicating a meaningful percentage of the CEO's total direct compensation opportunity to these variable “at-risk” pay elements, rather than fixed pay elements, the Compensation Committee believes that we are able to better link CEO compensation with the Company’s performance. The following chart illustrates the breakdown of the average target total compensation pay mix for Mr. Paucek and Mr. Lalljie, who each served in the role of CEO during 2023.
As described in the section entitled “Executive Compensation—Compensation Discussion and Analysis” of this Proxy Statement, the year-over-year decrease in compensation at-risk is due to a significant reduction in the value of long-term equity compensation granted to NEOs in 2023, while base salary and bonus targets remained generally consistent compared to the prior year.
Executive compensation best practices.
Below we summarize the executive compensation practices we have implemented to help drive executive performance, as well as practices we have chosen not to implement because we believe such practices do not support our stockholders’ long-term interests.

What we do.	Emphasize Pay-for-Performance	Annual Executive Compensation Review
	Annual “Say-on-Pay” Vote	Avoid Undue Risk-Taking
	Compensation Recovery (“Clawback”) Policy	NEO and Director Stock Ownership Guidelines
	Independent Compensation Consultant	Limited Perquisites
Use Double-Trigger Change in Control Provisions

What we don’t do.	No Hedging or Pledging	No Guaranteed Compensation Increases
	No Excise Tax Gross-Ups	No Guaranteed Bonuses
No Special Welfare or Health Benefits

Please see the section entitled “Executive Compensation—Compensation Discussion and Analysis” of this Proxy Statement for a more detailed description of the compensation paid to our named executive officers in 2023, our compensation philosophy and other compensation practices.

10

PROXY STATEMENT SUMMARY
Board and corporate governance highlights
Director nominee matrix.

Director Nominee	Director Since	Independence	Committee Membership

Paul S. Lalljie, 51 Chief Executive Officer, 2U, Inc.	2023		N/A

Edward S. Macias, 80 Provost Emeritus and Barbara and David Thomas Distinguished Professor Emeritus in Arts & Sciences, Washington University in St. Louis	2014		Nominating and Corporate Governance Committee

Paul A. Maeder, 70 General Partner, Highland Capital Partners	2010		Audit Committee Compensation Committee

Robert M. Stavis, 61 Partner, Bessemer Venture Partners	2011		Compensation Committee

Board snapshot.
Diversity and independence

GENDER DIVERSITY	RACIAL / ETHNIC DIVERSITY	INDEPENDENCE	AGE	TENURE

2024 Proxy Statement	11

PROXY STATEMENT SUMMARY
Qualifications and experience

Education Industry	Financial Expertise / Capital Allocation	Government / Public Policy
Provides Board valuable knowledge of our industry and the university clients we serve	Provides Board financial skills to inform its oversight of financial reporting, internal controls, capital structure and strategic planning	Provides Board an understanding of the regulatory environment in which we operate

Enterprise Risk Management (ERM)	Human Capital / Diversity and Inclusion	Technology
Assists Board in overseeing risks facing the Company	Assists Board in overseeing executive compensation, employee engagement and framework for attraction and development of high-performing employees	Assists Board in overseeing our product development strategy and provides insight to management as we seek to enhance the student experience

International Business	Platform Strategy	Environmental / Social / Governance (ESG)
Provides Board valuable knowledge relevant to the global nature of our business and strategic planning	Provides Board an understanding of platform-based business model and online marketplaces	Assists Board in overseeing environmental, social and governance matters and community affairs, including managing corporate social responsibility issues as business imperatives

Cybersecurity / Data Privacy
Provides Board valuable expertise in information security, data privacy and cybersecurity
Governance best practices.
We believe that good corporate governance is important to achieve success and to ensure that we are managed for the long-term benefit of our stockholders. We believe that the following corporate governance policies, guidelines and practices adopted by our Board of Directors (“Board” or “Board of Directors”) reflect many current best practices:

   All directors with the exception of Mr. Lalljie, our Chief Executive Officer, are independent
   We have a majority voting standard in uncontested director elections and maintain a director resignation policy
   We have implemented a phased declassification of the Board, such that the Board will be fully declassified by the annual meeting of stockholders to be held in 2025
   We have separate Chair and Chief Executive Officer roles
   All directors then in office attended at least 75% of Board meetings held during 2023
   We have a diversity requirement in our Corporate Governance Guidelines requiring our Board to have at least 3 directors who identify as female or are from underrepresented communities.

   The Board and its Committees conduct an annual self-evaluation to determine whether they are functioning effectively
   We have three standing Board Committees, all of which are comprised solely of independent directors
   We have a diverse Board in terms of race, ethnicity, experience and skills
   We have a limit on outside directorships
   We have regular executive sessions of independent directors
   We perform an annual review of director compensation against peers
   Directors have full access to management and, as necessary, appropriate independent advisors

New in 2023.
Please see the section entitled “Corporate Governance and Board Matters” of this Proxy Statement for a more detailed description of our Board structure and governance practices.

12

PROXY STATEMENT SUMMARY
ESG highlights
We recognize the impact a business can have on its surrounding community and environment and believe that an organization has the responsibility to be a good corporate citizen. We also value our employees and recognize the critical roles that they play in the achievement of our long-term goals and overall success. Below is a summary of certain ESG highlights from 2023.

Human Capital	Societal Impact
•Employees receive a subscription benefit providing access to certain of our offerings
•Competitive total rewards including equity compensation in the form of performance and service-based restricted stock units for eligible employees and an Employee Stock Purchase Program
•Volunteer paid time-off and Company-sponsored “Days of Service” •Regular support to regional non-profits aligned with our mission

Diversity, Equity & Inclusion (DE&I)	Environmental Impact
•Diverse Board and executive team •Provide comprehensive diversity training •DE&I metrics can impact payout under bonus plan •Named to Bloomberg 2023 Gender-Equality Index
•Online offerings reduce need for travel, commuting and construction of additional facilities
•Numerous offerings educate students on sustainability matters
•Support remote and hybrid work; offices have energy efficient design to reduce greenhouse gas emissions

Please see the section entitled “Corporate Governance and Board Matters—Board's Role and Responsibilities—Environmental, Social and Governance (ESG) Matters” of this Proxy Statement for a more detailed description of our corporate responsibility and ESG programs.
Questions and answers about the proxy materials and voting
Please see the section entitled “Questions and Answers About the Proxy Materials and Voting” of this Proxy Statement for answers to common questions about the Meeting, voting, attendance, submitting a proposal for next year’s annual meeting of stockholders, and other procedures.

2024 Proxy Statement	13

Corporate governance and board matters.

Proposal one
Election of directors
Our Board is currently divided into three classes but is undergoing a phased declassification in accordance with an amendment to our Certificate of Incorporation, which was approved by our Board and stockholders in fiscal year 2022 (the "Declassification Amendment"). Pursuant to the Declassification Amendment, beginning at the 2023 Annual Meeting of Stockholders, directors stand for election to one-year terms after the expiration of their respective current terms, with the result that the entire Board will be elected on an annual basis at the 2025 Annual Meeting of Stockholders and at each annual meeting thereafter.
The Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated the following Class I and Class III directors to hold office until the 2025 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal:

PAUL S. LALLJIE	EDWARD S. MACIAS	PAUL A. MAEDER	ROB M. STAVIS

All nominees currently serve as Class I or Class III directors of the Company. Each nominee has consented to serve as a director if elected at the Meeting. Should a nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that such proxy represents for the election of such other person as the Board may nominate. We have no reason to believe that any of the nominees will be unable to serve.
Our Nominating and Corporate Governance Committee did not renominate John Larson for election to the Board of Directors and his term will expire at the conclusion of the Meeting. The Board of Directors thanks Mr. Larson for his leadership and years of service to 2U.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE ELECTION OF EACH NOMINEE.

14

CORPORATE GOVERNANCE AND BOARD MATTERS
The board of directors
Board snapshot.
Our Board currently consists of eight members. Other than our Chief Executive Officer, our Board is comprised of entirely independent directors. We believe it is essential to have directors representing diversity in many areas, including but not limited to race, ethnicity, gender, background, and professional experience.

Director Name	Age	Term Expires	Other Public Company Board Service
CLASS III DIRECTORS
John M. Larson	72	2024	—
Edward S. Macias ★	80	2024	—

CLASS II DIRECTORS
Timothy M. Haley	69	2025	3
Earl Lewis	68	2025	—
Coretha M. Rushing	68	2025	2

CLASS I DIRECTORS
Paul A. Maeder ★ Chair of the Board	70	2024	—
Paul S. Lalljie ★	51	2024	—
Robert M. Stavis ★	61	2024	—
★ Director Nominees

Independence	Diversity

Age	Tenure

2024 Proxy Statement	15

CORPORATE GOVERNANCE AND BOARD MATTERS
Summary of director qualifications, experience and background
Each of our directors brings to our Board a wealth of varied experience derived from serving as executives, financial experts, subject matter experts, board members and/or industry leaders. We have worked hard to ensure diversity of backgrounds and perspectives in the board room, which we believe enhances oversight of our business strategy and our corporate governance.

Education Industry Provides Board valuable knowledge of our industry and the university clients we serve	●	●		●		●	●	●
Financial Expertise / Capital Allocation Provides Board financial skills to inform its oversight of financial reporting, internal controls, capital structure and strategic planning	●	●	●	●	●	●	●
Government / Public Policy Provides Board an understanding of the regulatory environment in which we operate	●	●		●		●	●	●
Enterprise Risk Management (ERM) Assists Board in overseeing risks facing the Company	●	●	●	●	●	●	●	●
Human Capital / Diversity and Inclusion Assists Board in overseeing executive compensation, employee engagement and framework for attraction and development of high-performing employees		●		●	●	●	●	●
Technology Assists Board in overseeing our product development strategy and provides insight to management as we seek to enhance the student experience	●	●	●			●	●	●
International Business Provides Board valuable knowledge relevant to the global nature of our business and strategic planning		●	●	●	●	●	●
Platform Strategy Provides Board an understanding of platform-base business model and online marketplaces	●		●			●	●

Environmental / Social / Governance (ESG)
Assists Board in overseeing environmental, social and governance matters and community affairs, including managing corporate social responsibility issues as business imperatives
		●	●	●	●	●	●	●
Cybersecurity / Data Privacy Provides Board valuable expertise in information security, data privacy and cybersecurity	●		●			●	●

Tenure/Gender
Years on the Board	14	13	14	10	8	15	1	10
Gender Identity	M	M	M	M	F	M	M	M

Race/Ethnicity/Nationality
African American or Black				●	●
Alaskan Native or Native American
Asian
Hispanic or Latinx								●
Native Hawaiian or Pacific Islander
White	●	●	●			●
Two or More Races or Ethnicities							●
LGBTQ+

16

CORPORATE GOVERNANCE AND BOARD MATTERS
Directors.

Background:
Mr. Maeder has served on our Board since 2010 and as Chair of our Board since November 2012. Mr. Maeder is a General Partner of Highland Capital Partners, a venture capital firm he co‑founded in 1987. He served as the Chief Financial Officer of Highland Transcend Partners, Inc., a special purpose acquisition corporation from February 2021 until December 2022. Mr. Maeder served as a director of Imprivata, Inc. from February 2002 to July 2016 and of Carbon Black, Inc. from September 2015 to February 2019. He currently serves on the board of trustees of Princeton University. He holds a B.S.E. in Aerospace and Mechanical Sciences from Princeton University, an M.S.E. in Mechanical Engineering from Stanford University and an M.B.A. from Harvard Business School.
Qualifications:
Our Board believes that Mr. Maeder’s extensive experience investing in the online higher education and software industries and his experience serving as a board member for numerous companies enable him to make valuable contributions to the Board.

PAUL A. MAEDER Independent Age: 70 Director since: 2010 Committees: Audit (Chair) & Compensation

Background:
Paul S. Lalljie has served as our Chief Executive Officer since November 2023. Mr. Lalljie previously served as our Chief Financial Officer from October 2019 to November 2023. Prior to that, he served as Chief Financial Officer for Neustar, Inc. from June 2009 to February 2018. From February 2000 until his appointment as Chief Financial Officer, Mr. Lalljie held various leadership positions at Neustar, Inc., including Senior Vice President, Interim Chief Financial Officer and Treasurer, Vice President, Financial Planning & Analysis, and Vice President, Finance and Investor Relations. Mr. Lalljie currently serves on the board of Bitdefender, a private cybersecurity solutions company.
Qualifications:
Our Board believes that Mr. Lalljie's broad financial experience in the technology industry enable him to make valuable contributions to the Board.

PAUL S. LALLJIE Age: 51 Director since: 2023

2024 Proxy Statement	17

CORPORATE GOVERNANCE AND BOARD MATTERS

Background:
Mr. Stavis has served on our Board since 2011. Mr. Stavis has been a Partner at Bessemer Venture Partners, a venture capital firm, since 2000. He currently serves on the boards of several private companies. Prior to joining Bessemer, Mr. Stavis was an independent private equity investor. Prior to that, he served in various positions at Salomon Smith Barney, including as Co‑Head of Global Arbitrage Trading. Mr. Stavis holds a B.A.S. in Engineering from the University of Pennsylvania’s School of Engineering and Applied Sciences and a B.S. in Economics from the University of Pennsylvania’s Wharton School.
Qualifications:
Our Board believes that Mr. Stavis’s broad experience investing in the emerging software technology industry and his experience serving as a board member for numerous companies enable him to make valuable contributions to the Board.

ROBERT M. STAVIS Independent Age: 61 Director since: 2011 Committees: Compensation

Background:
Mr. Haley has served on our Board since 2010. Mr. Haley is a founding partner of Redpoint Ventures, a venture capital firm, and has been a Managing Director of the firm since 1999. Mr. Haley was also the Managing Director of Institutional Venture Partners, a venture capital firm, from 1998 to 2010. From 1986 to 1998, Mr. Haley was the President of Haley Associates, an executive recruiting firm in the high technology industry. Mr. Haley currently serves on the board of directors of Netflix, Inc., Zuora Inc. and ThredUp Inc. Mr. Haley holds a B.A. from Santa Clara University.
Qualifications:
Our Board believes that Mr. Haley’s broad experience investing in software, consumer Internet and digital media industries, and his experience serving as a board member for numerous companies, enable him to make valuable contributions to the Board.
Other Current Public Boards:
•Netflix, Inc.
•Zuora Inc.
•ThredUp Inc.

TIMOTHY M. HALEY Independent Age: 69 Director since: 2010 Committees: Audit & Compensation (Chair)

18

CORPORATE GOVERNANCE AND BOARD MATTERS

Background:
Dr. Lewis was appointed to our Board at the time of the initial public offering of the Company’s shares in April 2014. Dr. Lewis, a fellow of the American Academy of Arts and Sciences, is the Thomas C. Holt Distinguished University Professor of History and AfroAmerican and African Studies and Public Policy at the University of Michigan and founding director of the Center for Social Solutions. From March 2013 to March 2018, Dr. Lewis served as President of The Andrew W. Mellon Foundation, a philanthropic organization committed to advancing higher education, the arts and civil society. From January 2013 to March 2013, he served as President-designate of the Mellon Foundation. Prior to joining the Mellon Foundation, Dr. Lewis served as Provost and Executive Vice President for Academic Affairs at Emory University from 2004 to December 2012. He also held a variety of faculty positions at the University of California at Berkeley and the University of Michigan from 1984 through 2004 and served as Vice Provost for Academic Affairs—Graduate Studies and Dean of the Horace H. Rackham School of Graduate Studies at the University of Michigan from 1998 to 2004. Dr. Lewis holds a B.A. from Concordia College and an M.A. and Ph.D. from the University of Minnesota.
Qualifications:
Our Board believes that Dr. Lewis’s broad experience in academia, both as a faculty member and as an administrator at leading universities, allows him to make valuable contributions to the Board.

EARL LEWIS Independent Age: 68 Director since: 2014 Committees: Nominating and Corporate Governance

Background:
Ms. Rushing has served on our Board since 2016. She currently serves as the President of CR Consulting Alliance LLC and Managing Director and Executive Mentor for The ExCo Group, a global executive coaching firm. Ms. Rushing currently serves on the board of directors of ThredUp Inc., an online retail reseller business. She has also served as a board member of Nuvei Corporation, a Montreal, Canadian-based payment processing business. Ms. Rushing also serves as an external board advisor for Spencer Stuart, the global search and consulting firm, and an external HR advisor to several private companies. From March 2021 to January 2023, Ms. Rushing served on the board of directors of Benefitfocus, Inc. From May 2006 to January 2020, she served as Corporate Vice President and Chief Human Resources Officer of Equifax Inc. Before that, she was Senior Vice President and Chief Human Resources Officer of The Coca-Cola Company, where she was employed from 1996 until 2004. Prior to that, she worked in several senior level positions for Pizza Hut (a division of PepsiCo) and IBM. Ms. Rushing was Chair of the Board for the Society of Human Resource Management until January 2019, a professional membership organization of approximately 350,000 global human resource professionals. Ms. Rushing holds a B.S. in Early Childhood Development and Industrial Psychology from East Carolina University and an M.S. in Human Resources and Education from George Washington University.
Qualifications:
Our Board believes that Ms. Rushing’s broad experience in human capital management, executive compensation and DE&I initiatives at leading Fortune 500 companies and her experience serving as a board member for numerous companies, enables her to make valuable contributions to the Board.
Other Current Public Boards:
•ThredUp Inc.
•Nuvei Corporation

CORETHA M. RUSHING Independent Age: 68 Director since: 2016 Committees: Audit

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CORPORATE GOVERNANCE AND BOARD MATTERS

Background:
Mr. Larson has served on our Board since June 2009. Mr. Larson has served as the Executive Chair and CEO of Triumph Higher Education Group, Inc., a culinary, hospitality placement and wellness company he founded, since 2010. He also has served as President of Triumph Group, Inc., a company that advises and invests in domestic and international education companies, since 2008. Mr. Larson founded and served as President, Chief Executive Officer and director of Career Education Corporation, or CEC, a publicly held post-secondary education company, from its inception in 1994 through his retirement from the company in 2006, including as Chair of the Board from 2000 to 2006. He became Chair Emeritus of CEC in 2006 and continues to serve in that position. He holds a B.S. in Business Administration from the University of California at Berkeley. Mr. Larson was not renominated for reelection and, as such, his term will conclude at the end of the Meeting.
Qualifications:
Our Board believes that Mr. Larson’s deep knowledge of the higher education industry and his experience founding and leading a publicly held education company enable him to make valuable contributions to the Board.

JOHN M. LARSON Independent Age: 72 Director since: 2009 Committees: Nominating and Corporate Governance

Background:
Dr. Macias has served on our Board since November 2014. Dr. Macias is currently the Provost Emeritus and Barbara and David Thomas Distinguished Professor Emeritus in Arts & Sciences at Washington University in St. Louis. Previously, Dr. Macias was the chief academic officer of Washington University in St. Louis for 25 years, before stepping down from his position as Provost and Executive Vice Chancellor in June 2013. During his tenure as Provost, Dr. Macias provided leadership in curriculum, budget and capital project development initiatives. Dr. Macias has broad experience and knowledge in higher education administration and innovation in academic settings. Following his tenure as Provost, Dr. Macias was nominated to lead the school’s effort to explore its approach to online education and to leverage advances in education technology to enhance its reach and impact. Dr. Macias currently serves on the boards of Casa de Salud, Shakespeare Festival of St. Louis and the St. Louis Mosaic Project. He is an emeritus member of the boards of Colgate University and Mary Institute and St. Louis Country Day School. Dr. Macias holds a bachelor's degree in Chemistry from Colgate University and a doctorate in Chemistry from Massachusetts Institute of Technology.
Qualifications:
Our Board believes that Dr. Macias’s substantial knowledge of the higher education industry and his vast experience as Provost and Executive Vice Chancellor of Washington University in St. Louis enable him to make valuable contributions to the Board.

EDWARD S. MACIAS Independent Age: 80 Director since: 2014 Committees: Nominating and Corporate Governance (Chair)

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board composition and structure
Board purpose and structure.
The mission of the Board is to provide strategic guidance to the Company’s management, to monitor the performance and ethical behavior of the Company’s management, and to maximize the long-term financial return to the Company’s stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies. The Board is currently comprised of eight directors. The authorized number of directors may be changed only by resolution approved by a majority of our Board.
Board leadership.
Our Board currently has an independent Chair, Mr. Maeder, who has the authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, and to set meeting agendas. Accordingly, the Chair of the Board has substantial ability to shape the work of the Board. We believe that separation of the positions of Chair of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Chair of the Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, we believe that having an independent Chair of the Board enhances the effectiveness of the Board as a whole.
Director independence.
Our Nominating and Corporate Governance Committee and our Board have undertaken a review of the independence of our current directors and considered whether any director has a material relationship with us that could compromise their ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, our Nominating and Corporate Governance Committee and our Board determined that Messrs. Haley, Larson, Lewis, Macias, Maeder and Stavis, and Ms. Rushing, representing seven of our eight current directors, are “independent directors,” as defined under applicable Nasdaq listing standards and the rules of the United States Securities and Exchange Commission (“SEC”).
As part of the process of affirmatively determining whether a director is "independent" under applicable Nasdaq listing standards and SEC rules, the Nominating and Corporate Governance Committee and the Board also determined that none of Messrs. Haley, Larson, Lewis, Macias, Maeder and Stavis, and Ms. Rushing have any other “material relationship” with the Company that could interfere with their ability to exercise independent judgment. In addition, the Board had previously determined that Gregory Peters, Sallie Krawcheck and Alexis Maybank, who retired from the Board effective June 6, 2023, were independent under applicable Nasdaq listing standards and SEC rules.
The Board includes one management director, Mr. Lalljie, who is the Company’s Chief Executive Officer. The Nominating and Corporate Governance Committee and the Board have determined that Mr. Lalljie is not independent under applicable Nasdaq listing standards and SEC rules. The Board also previously determined that Christopher Paucek, the Company's former Chief Executive Officer and member of the Board, who resigned on November 16, 2023, was not independent under applicable Nasdaq listing standards and SEC rules.
As part of its annual evaluation of director independence, the Nominating and Corporate Governance Committee and the Board examine (among other things) whether any transactions or relationships exist currently (or existed during the past three years) between each independent director and the Company, its subsidiaries, affiliates, equity investors, or independent auditors and the nature of those relationships under the applicable Nasdaq listing standards and SEC rules. The Nominating and Corporate Governance Committee and the Board also examine whether there are (or have been within the past year) any transactions or relationships between each independent director and any executive officer of the Company or its affiliates. As a result of this evaluation, the Nominating and Corporate Governance Committee and the Board have affirmatively determined that each independent director is independent under those criteria.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Director diversity.
The Board believes it is essential to have directors representing diversity in many areas, including but not limited to race, ethnicity, gender, background, and professional experience. In furtherance of the Board's commitment to racial, ethnic and gender diversity, in 2023 the Board adopted a policy with respect to director diversity, which is set forth in the Company's Corporate Governance Guidelines. Pursuant to this policy, the Board is required to have at least three directors that identify as female or are from underrepresented communities. While the Board composition currently meets this requirement with one female director and three other directors from underrepresented communities, the Board is committed to increasing the number of women on the Board. Two female directors ended their Board service as of the 2023 annual meeting of stockholders and the Board has not added additional independent directors to the Board. The Company has a strong track record of diversity on the Board and will continue to view diversity as an important consideration in its composition. Specifically, the Board will include female candidates in any initial list of candidates from which it will select prospective director candidates in each future director search.
Executive sessions of non-management directors.
In order to promote discussion among the non-management directors, the Board regularly holds executive sessions (i.e., meetings of non-management directors without management present) to review such topics as the non-management directors determine. Mr. Maeder presides as Chair during the executive sessions of the Board. The non-management directors of the Board met in executive session 3 times during 2023.
Committees of the board of directors.
The Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these committees and all such charters can be obtained without charge on the Company’s website at: http://investor.2u.com.
Audit committee

Members:
PAUL A. MAEDER (CHAIR) Independent	Meetings during 2023: 8

Timothy M. Haley Independent Coretha M. Rushing Independent	Report of the Audit Committee: Page 81

The current composition of our Audit Committee is set forth above. Mr. Haley and Ms. Rushing joined the Audit Committee on June 13, 2023 to replace Mr. Lewis and Mr. Stavis who served on the Audit Committee until June 13, 2023 and Gregory Peters who served on the Audit Committee until his resignation from the Board as of June 6, 2023. Mr. Maeder is the Chair of the Audit Committee
Our Audit Committee oversees the Company’s corporate accounting and financial reporting processes. The principal duties and responsibilities of our Audit Committee include:
•appointing and retaining an independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, overseeing and evaluating the independent auditor’s work and determining the independent auditor’s compensation;
•approving in advance all audit services and non-audit services to be provided to us by our independent auditor;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and discussing with management and our independent auditor the results of the annual audit and the independent auditor’s review of our quarterly consolidated financial statements; and
•conferring with management and our independent auditor about the scope, adequacy and effectiveness of our internal accounting controls, the objectivity of our financial reporting and our accounting policies and practices.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board has determined that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002, the Nasdaq listing standards and SEC rules and regulations. The Board has determined that all members of the Audit Committee are financially literate and possess “financial sophistication” within the meaning of the Nasdaq listing standards. The Board has also determined that Mr. Maeder is an “audit committee financial expert,” as defined by SEC rules and regulations.
Compensation committee

Members:
TIMOTHY M. HALEY (CHAIR) Independent	Meetings during 2023: 6

Paul A. Maeder Independent Robert M. Stavis Independent	Report of the Compensation Committee: Page 63

The current composition of our Compensation Committee is set forth above. Mr. Haley and Mr. Maeder joined the Compensation Committee on June 13, 2023 to replace Ms. Maybank, who ended her Board service as of June 6, 2023 and Ms. Rushing who served on the Compensation Committee until June 13, 2023, when she was appointed to the Audit Committee. Mr. Stavis joined the Compensation Committee on July 20, 2023 to replace Mr. Larson who served on the Compensation Committee until July 20, 2023, when he was appointed to the Nominating and Corporate Governance Committee. Mr. Haley is the Chair of the Compensation Committee.
Our Compensation Committee oversees the Company’s compensation policies, plans and programs. The principal duties and responsibilities of our Compensation Committee include:
•establishing and approving, and making recommendations to the Board regarding, performance goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the Chief Executive Officer’s compensation, including incentive-based and equity-based compensation, based on that evaluation;
•setting the compensation of our other executive officers, based in part on recommendations of the Chief Executive Officer;
•exercising administrative authority under our stock plans and employee benefit plans;
•establishing policies and making recommendations to our Board regarding director compensation; and
•reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings.
Our Board has determined that the composition of our Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with the applicable requirements of, Nasdaq listing standards and SEC rules and regulations. Each member of the Compensation Committee is also a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
As provided under the Compensation Committee’s charter, the Compensation Committee may delegate its authority to subcommittees as the Compensation Committee deems appropriate, consistent with applicable law and the Nasdaq listing standards. Under its charter, the Compensation Committee has the authority to retain, at the Company’s expense, such counsel, consultants, experts and other professionals as it deems necessary. For additional information regarding the role of executive officers and compensation consultants in setting director and executive compensation, see the section entitled “Executive Compensation—Compensation Discussion and Analysis.”
Nominating and corporate governance committee

Members:
EDWARD S. MACIAS (CHAIR) Independent	Meetings during 2023: 4

John M. Larson Independent Earl Lewis Independent

The current composition of our Nominating and Corporate Governance Committee is set forth above. Mr. Lewis joined the Nominating and Corporate Governance Committee on June 13, 2023 to replace Ms. Krawcheck who ended her Board service on June 6, 2023. Mr. Larson joined the Nominating and Corporate Governance Committee on July 20, 2023, to replace Mr. Stavis who served on the Nominating and Corporate Governance committee until July 20, 2023, when he was appointed to the Compensation Committee. Mr. Macias is the Chair of the Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Our Nominating and Corporate Governance Committee oversees the Company’s corporate governance practices. The principal duties and responsibilities of the Nominating and Corporate Governance Committee include:
•assessing the need for new directors and identifying individuals qualified to become directors;
•recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;
•reviewing any proposals properly submitted by stockholders for action at the annual meeting of stockholders;
•assessing individual director performance, participation and qualifications;
•developing and recommending to the Board corporate governance principles;
•monitoring the effectiveness of the Board and the quality of the relationship between management and the Board;
•overseeing a periodic evaluation of the Board’s performance; and
•overseeing a periodic review of the Company's policies and programs regarding environmental, social and governance (ESG) and corporate responsibility matters.
Our Board has determined that the composition of our Nominating and Corporate Governance Committee satisfies the applicable independence requirements under, and the functioning of our Nominating and Corporate Governance Committee complies with the applicable requirements of, Nasdaq listing standards and SEC rules and regulations.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Board’s role and responsibilities
Risk oversight.
The Board oversees a company-wide approach to risk management that is carried out by management. The Board determines the appropriate risk for the Company generally, assesses the specific risks faced by the Company and reviews the steps taken by management to manage those risks. While the Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. Management is accountable for day-to-day risk management efforts, including creation of appropriate risk management programs and policies.

Board

Oversees major risks •Strategic and competitive •Financial •Operational •Legal and regulatory

Audit	Compensation	Nominating and Corporate Governance

Primary areas of risk oversight
•Financial statement and reporting
•Major financial and other business risk exposure
•Internal controls
•Legal and compliance
•Data privacy
•Cybersecurity
•Related party transactions
•Conflicts of interest
•Treasury and banking relationships

Primary areas of risk oversight
•Executive compensation policies & practices, including pay equity among executives
•Non-employee director compensation policies and practices
•Talent development and retention

Primary areas of risk oversight
•Governance structure and processes
•Board and chair succession planning
•Board composition and function
•Board independence
•Compliance with code of conduct
•Executive succession planning
•Environmental, social and governance policies and practices

Management

•Responsible for day-to-day risk management efforts, including creation of appropriate risk management programs and policies
•Internal Audit function provides review and recommendations regarding design and effectiveness of internal controls and risk management processes

As part of our program to keep the Board informed in a timely and relevant manner, those employees representing certain core business functions regularly provide updates to the Board and its committees regarding risks in their areas of expertise. For example:
•The President of each business segment provides regular updates to the Board on business developments, risks and opportunities in the segment.
•Our Senior Vice President, Cybersecurity and Runtime Operations and General Counsel provide periodic updates to the Board on cybersecurity and privacy related risks as well as updates regarding changes in our cybersecurity and privacy programs.

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CORPORATE GOVERNANCE AND BOARD MATTERS
•Our internal audit function is overseen by the Audit Committee and provides objective audit, investigative and advisory services aimed at providing assurance to our management team and Board that the Company is anticipating, identifying and appropriately prioritizing and mitigating risks.
•Our Chief Legal Officer updates our Board regularly on material legal and regulatory developments impacting the Company.
•Our strategy and corporate development team provides updates regarding Company strategy and assessments of the competitive landscape.
Our Board believes that its current leadership structure supports the risk oversight function of our Board by providing for open communication between our management team and our Board.
Nomination of directors.
The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its recommendations, the Nominating and Corporate Governance Committee also considers advice and recommendations from others as it deems appropriate. The Nominating and Corporate Governance Committee is responsible for assessing the appropriate balance of criteria required of Board members.
The Nominating and Corporate Governance Committee may apply several criteria in selecting nominees but requires at a minimum the following criteria to be satisfied:
Additional factors that the Nominating and Corporate Governance Committee may consider include:

Experience - The Board strives for representation that spans a range of expertise and perspective in areas relevant to the Company's business, strategic vision, governance and operating environment.

Diversity - The Board believes that diversity is an important consideration in Board composition, with diversity being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, including gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of the Board at that point in time. Our Corporate Governance Guidelines require that the Board has at least three directors who identify as female or are from underrepresented communities.

Independence - Having an independent Board is a core element of our governance philosophy. Our Corporate Governance Guidelines provides that a majority of our directors will be independent as defined by Nasdaq rules.

Commitment / Time - The Board takes into consideration the employment status and role as well as the number of other public company boards on which the director serves to evaluate whether the nominee can commit the time and energy necessary to diligently carry out his or her fiduciary responsibilities and meaningfully contribute to the Company.

The Nominating and Corporate Governance Committee considers candidates recommended by stockholders pursuant to the Nominating and Corporate Governance Committee’s policy for considering stockholder recommendations of director nominees. The Nominating and Corporate Governance Committee’s policy is available free of charge on the Company’s website at: http://investor.2u.com. Pursuant to the policy, and at its next appropriate meeting following receipt of a recommendation, the Nominating and Corporate Governance Committee will consider all director candidates recommended by the Company’s stockholders provided such recommendation is delivered in a timely manner and in the proper form, as specified in the policy. All director nominees so submitted by the Company’s stockholders will be evaluated in the same manner as recommendations received from management or members of the Board.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Environmental, social and governance (ESG) matters.
We recognize the impact that a business can have on its surrounding community and environment and believe that an organization has the responsibility to be a good corporate citizen. We also value our employees and recognize the critical role that they play in the achievement of our long-term goals and overall success.
Diversity, equity and inclusion
We believe an equitable and inclusive environment with diverse teams produces more creative solutions and results in better outcomes for our clients and students. We continue to strive to attract, retain and promote diverse talent at all levels of the organization and we are proud to have a Board and executive team that bring diverse ideas and backgrounds to the table. Our Board is comprised of 50% women and/or people of color and our senior leadership team is comprised of 50% women and 21% people of color. We have incorporated diversity, equity and inclusion (“DE&I”) into the fabric of our corporate culture.
Our representation at-a-glance
As of December 31, 2023, approximately 60% of our global workforce identify as female and 40% identify as male, while less than 1% of employees chose not to disclose an identification. In the United States, as of December 31, 2023, our full-time employees self-identified their race and ethnicity as provided below:

RACIAL/ETHNIC DIVERSITY AT 2U
DE&I Leadership The Company was included on the Bloomberg 2023 Gender-Equality Index for its commitment to advancing women in the workplace through measurement and transparency.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Our business resource networks
We maintain employee resource groups known as Business Resource Networks (“BRNs”) that foster a diverse and inclusive workplace aligned with our mission and business goals and reflect our commitment to create and sustain a diverse workplace. We currently have BRNs representing the following groups and their allies:

2Q (LGBTQ+)	Asian & Pacific Islander Network (APIN)	Ability Resource Network (ARN)

Black Engagement Network (BNet)	Parent & Caregiver Network (PCNet)	TuGente (LatinX)

Women’s Alliance Network (WAN)	Jewish Employee & Ally Network (JEAN)	Black African Resource Network (SA) (BARN)
Our BRNs are supported by executive sponsors and offer development opportunities through coaching, mentorship programs and discussion forums. Our BRNs also host a variety of public speakers and company-wide events.
Our DE&I plan
We have a comprehensive DE&I plan organized around the following key pillars:

Transparency and Employee Experience	Workforce Diversity	Talent Development and Movement	Societal and Business Impact

We have made progress on our goals in each of these areas in 2023:
•We include diversity-related measures as key goals in our bonus plan.
•We conduct regular internal assessments on pay equity and make adjustments as necessary.
•We provide employees training on allyship to drive engagement, mitigate bias and encourage more inclusive behavior.
•We have strong employee engagement and support for our DE&I initiatives. We hosted 200+ DE&I events globally and our Business Resource Networks, collectively, have over 2,900 members.
•We partner with workforce development agencies to seek to address the technology skills gap by offering scholarships to certain of our boot camps to learners that come from groups that are historically under-represented in technology roles.
•Several partnerships with our university clients seek to advance DE&I principles. For example, we partnered with Netflix and several leading Historically Black Colleges and Universities and Hispanic Serving Institutions to offer boot camps to students and alumni with a goal of increasing diversity in technology fields.
•Partnered with the White House HBCU initiative for the second year in a row and hosted panels with scholars representing over 50 HBCUs.
•We hosted our 2nd annual Global DEI Summit focusing on expanding diverse perspective through education and leadership development.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Environmental impact
Our digital offerings enable students to access educational offerings without moving or regularly commuting to a campus location. In addition, we are working to integrate sustainability initiatives into our general business practices. The following is a summary of some of the programs we have put in place to reduce the impact that our operations have on the environment:
•In 2023, we continued to rationalize our real estate footprint and, a large portion of our full-time workforce is remote or has a hybrid working arrangement, which helps reduce emissions by eliminating the need to commute for a substantial number of our employees. We also expect to continue to significantly rely on videoconferencing for meetings that previously would have required travel.
•We have implemented a print management system to reduce paper and printing use.
•We responsibly manage and dispose of our electronic waste by e-cycling or wiping and donating electronics to be repurposed at other organizations.
•We limit our electrical and cooling needs by maintaining minimal IT equipment running on-premises, instead relying on cloud providers.
•Our offices are designed to reduce greenhouse emissions by energy conservation and energy efficiency efforts, including through setting lights at 75%, relying on sensors to turn off lights when not in use and using Energy Star-rated appliances and WaterSense plumbing fixtures.
•We have over 200 educational offerings focused on sustainability and environmental studies, including: Sustainable Business Models, Sustainable Farming, Economics and Policies in a Biobased Economy, Sustainable Fashion, Business Sustainability Management, Climate Science, Energy Efficiency and Environmental Project Management.
Societal impact
We believe that higher education is a powerful driver of upward social mobility. 2U is increasing access to learning opportunities for people around the world by building, delivering and supporting more than 4,500 digital educational offerings, including graduate degrees, undergraduate degrees, micro-credentials, professional certificates, boot camps and executive education offerings and open courses. The following is a summary of some of the ways we believe we are positively impacting society:
•Together with our university clients, we have positively transformed the lives of millions of lifelong learners around the globe.
•Compared to the national average, our graduate degree programs enroll a higher percentage of diverse students.
•The average actual cost and debt burden of attending a 2U-powered program is often less than on-campus programs due to ongoing income students can earn and room and board savings.
•Since launching our first degree program, over 62,000 learners have graduated from a 2U-powered online degree program. For licensure-based disciplines such as education, nursing, social work, and therapy, 2U’s clinical placement team has supported tens of million hours of virtual and in-person field placements in all 50 states. Our team of placement specialists facilitates clinical placements for students in their local communities, allowing them to make an impact in those communities after their graduation. In September 2023, we reached the milestone of 100,000 clinical placements.
•We have been endorsed as a talent developer by OneTen, a coalition of leading business executives coming together to upskill, hire and advance one million Black individuals in America over the next 10 years.
•We partner with the International Rescue Committee to offer a 2U-sponsored scholarship program for IRC employees, including curated executive education tracks for high potential women and field leaders and subscriptions to edX open courses for rising talent.
•Through the Company’s corporate social responsibility program, we support regional non-profits whose work aligns with our mission of providing access to education. Through these community partnerships, our employees are able to give back to their local communities through volunteering, fundraising, in-kind donations and pro-bono services. In 2023, we supported the following non-profit organizations:

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CORPORATE GOVERNANCE AND BOARD MATTERS
We believe in doing well by doing good. Part of supporting and motivating our workforce includes helping the communities where we live and work. We do this through an unwavering commitment to making an impact in our local communities through volunteering, financial donations, scholarships and other forms of engagement. In addition to our community partners highlighted above, the following is a summary of some of the ways we sought to impact our community in 2023:
•We host Days of Service, a global, bi-annual event that allows 2U employees to give back to their communities through volunteering and donations.
•Employees receive “Volunteer Paid Time Off” and are encouraged to use this time to make a difference in their communities.
•We encouraged all global employees to honor Nelson Mandela Day by volunteering for a minimum of 67 minutes representing Nelson Mandela's 67 years of public service.
•We also provide remote employees with a "Make Service Your Mission" toolkit which includes organized activities like outdoor beautification at a local school near our global headquarters in Maryland and painting the interior of a boys' home in Cape Town.
Human capital
We believe that our employees are our greatest asset and that when people feel appreciated and included, they can be more creative, innovative and better serve our university clients and students. We are committed to having a workforce that will enable the long-term success of our business. The following is a summary of certain programs we have implemented to help us attract, retain and inspire key talent:
•We offer a total rewards program for our employees that is market-competitive and merit-based. To foster a stronger sense of ownership and align the interests of employees with stockholders, we provide equity compensation in the form of performance and service-based restricted stock units to eligible employees. We also offer eligible employees the ability to participate in our Employee Stock Purchase Plan, which enables them to purchase shares of our stock at a discount. We provide comprehensive benefits for employees and their families, which are tailored to the various geographies in which we operate. Depending on the jurisdiction, our benefits may include health insurance coverage, 401(k) matching, paid parental leave and unlimited paid time off.
•We provide a range of employee development programs and opportunities for employees to develop the skills they need to be successful. Our learning and development teams create and teach a variety of live courses and employees have free access to a library of learning resources via LinkedIn Learning. In addition, we offer a subscription for employees, which allows eligible employees to access certain of our offerings.
•We actively promote a number of benefits and programs to support the health and welfare of our employees, including on-site gyms, employee assistance programs, and access to online health and wellness resources including meditation and mental health support.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Stockholder engagement.
We welcome and value the views and insights of our stockholders and conduct regular outreach to connect with our stockholders to ensure open lines of communications. Our investor relations team, along with our CEO and CFO, regularly meet with stockholders to discuss our business results, strategy and capital structure, among other topics. In addition, we invite stockholders to provide input on matters related to our board composition, executive compensation, corporate governance and environmental and social responsibility.
Our stockholder engagement program comprises a year round cycle of communication, feedback, and action, which is described in the following diagram.
Below is a summary of our engagement with stockholders during 2023:

We Engaged with 17 Stockholders Representing 49% of shares outstanding

These discussions have helped ensure that our Board’s decisions are informed by stockholder objectives. No significant concerns were raised by stockholders regarding our compensation programs and several noted the meaningful changes to the Company's executive compensation programs implemented for 2023. We believe it is important to continue to engage with our stockholders on a regular basis to understand their perspectives and to give them a voice in shaping our governance and executive compensation policies and practices.

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CORPORATE GOVERNANCE AND BOARD MATTERS
The timeline below describes some of the actions the Compensation Committee and Nominating and Corporate Governance Committee have taken in recent years in response to stockholder feedback as well as part of our ongoing evaluation of best practices:

2020

•Enhanced alignment between pay and performance by introducing market-PRSUs that vest based on the Company's TSR relative to the TSR of companies in the Russell 3000 index to NEO long-term equity compensation.
•Nominating and Corporate Governance Committee adopted stock ownership guidelines for all NEOs and non-employee directors.
•Nominating and Corporate Governance Committee adopted a clawback policy that applies to all executive officers.

2021

•Further enhanced alignment between pay and performance by introducing financial PRSUs to long-term equity compensation plan.
•Lengthened the performance period of the market-PRSUs to three years in order to align the interests of NEOs and stockholders over a longer performance period and provide a balance of short-and long-term performance measurement periods.
•Compensation Committee added DE&I goals as a component in determining payout under the bonus plan.

2022

•Compensation Committee increased weighting of DE&I goals in bonus plan and increased achievement required to receive target payout for market-PRSUs.
•Board amended the Company's Certificate of Incorporation and Bylaws to declassify the Board.
•Board amended the Company's Bylaws to implement majority voting for uncontested director elections and implemented a director resignation policy.

2023

•Compensation Committee continued to evolve our executive compensation program in response to stockholder feedback, including removing overlapping metrics in the bonus plan and long-term incentive compensation program, reducing the size of equity grants and lowering the maximum upside opportunity of the financial-PRSUs from 200% to 150%.
•Board added diversity policy to Corporate Governance Guidelines that requires the Board to have at least three directors who identify as female or are from underrepresented communities.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Communications with the board of directors.
The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board, the non-management directors, any individual directors or committee of directors, correspondence should be addressed to the Board or any such individual directors or committee of directors by either name or title. All such correspondence should be sent to the Company at 2U, Inc., 7900 Harkins Road, Lanham, Maryland 20706, Attn: Corporate Secretary.
All communications received as set forth above will be opened by the Corporate Secretary who will determine whether the communication should be presented to the Board. The purpose of this screening is to avoid providing the Board communications that are irrelevant or inappropriate (such as advertisements, solicitations and hostile communications). Following this review, if appropriate, the Corporate Secretary will distribute the communication to the Board, the non-management directors, an individual director or committee of directors, as appropriate.
Board of directors policies and processes
Overview.
We are committed to conducting our business in a way that reflects best practices, as well as the highest standards of legal and ethical conduct. We want to be a company of integrity and to be perceived as such by everyone who comes in contact with us. To that end, the Board has approved a comprehensive system of corporate governance documents. These documents meet or exceed the requirements established by the Nasdaq listing standards and by SEC rules and are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. These policies embody the principles, policies, processes and practices followed by the Board, executive officers and employees in governing the Company, and serve as a flexible framework for sound corporate governance.
Board meetings and attendance.
During 2023, including both regularly scheduled and special meetings, our Board met a total of 9 times, the Audit Committee met a total of 8 times, the Compensation Committee met a total of 6 times and the Nominating and Corporate Governance Committee met a total of 4 times. During 2023, each of the Company’s directors attended at least 75% of the aggregate of the total number of meetings of the Board that occurred while he or she was serving as a director and the total number of meetings held by any of the committees of the Board on which such director served. During 3 meetings of the Audit Committee, the Audit Committee met privately with the Company’s independent registered public accounting firm.
Director attendance at annual meeting.
Although we do not have a formal policy with respect to directors’ attendance at our annual meeting of stockholders, all directors are encouraged to attend the annual meeting of stockholders. Six directors of the Company attended our last annual meeting.
Corporate governance guidelines.
We have adopted Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership and other Board governance matters. Our Corporate Governance Guidelines are available on our website at: http://investor.2u.com.
Code of business conduct and ethics for employees, executive officers and directors.
We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors, in accordance with Nasdaq listing standards and applicable SEC rules. The Code of Conduct is available on our website at: http://investor.2u.com. The Nominating and Corporate Governance Committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed in accordance with Nasdaq listing standards and applicable SEC rules. We intend to satisfy the disclosure requirements under the Securities Exchange Act of 1934 (the "Exchange Act") regarding an amendment to or waiver of a provision of the Code of Conduct by posting such information on our website.

2024 Proxy Statement	33

CORPORATE GOVERNANCE AND BOARD MATTERS
Whistleblower procedures.
In accordance with the Sarbanes-Oxley Act of 2002, we have established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission of concerns regarding such matters. If an individual has a concern regarding questionable accounting, internal accounting controls or auditing matters or the reporting of fraudulent financial information, such individual may report their concern by sending a letter (which may be anonymous at the discretion of the reporting person) to us at our principal executive offices to the attention of the Compliance Officer (as defined in our Whistleblower Policy) or Chair of the Audit Committee. Individual employees may also report their concerns by telephone, email or online (which may be anonymous at the discretion of the reporting person) by using our ethics reporting system. The Audit Committee will be promptly notified of all complaints received that relate to accounting, internal accounting controls, or auditing matters.
Transactions with related parties.
Review and approval of transactions with related parties
All related party transactions are reviewed and, as appropriate, may be approved or ratified by the Audit Committee. If a director is involved in the transaction, he may not participate in any review, approval or ratification of such transaction. Related party transactions are approved by the Audit Committee only if, based on all of the facts and circumstances, they are in, or not inconsistent with, the best interests of the Company and the best interests of our stockholders, as the Audit Committee determines in good faith. The Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
Related person transaction policy
The Company has adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances, including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

34

CORPORATE GOVERNANCE AND BOARD MATTERS
Certain related person transactions
There have been no transactions since January 1, 2023 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section entitled “Executive Compensation.” For a description of severance arrangements that we have entered into with some of our executive officers, please see the section entitled “Potential Payments Upon Termination of Employment and in Connection with Change of Control Arrangements.”
Director evaluations.
Our Board believes that, as an aspect of its commitment to sound corporate governance, it is important to regularly assess its functioning and to identify opportunities for improvement. Under the direction of our Nominating and Corporate Governance Committee, on an annual basis, each of our directors evaluates the overall Board and the functioning of the Board’s committees. As part of the evaluation, each Board member provides input on topics such as corporate governance issues, Board and committee culture, structure and meeting process, interactions with management and quality and quantity of information provided to the Board. The feedback received is compiled and reviewed by the Nominating and Corporate Governance Chair and the results are discussed with the full Board. Matters that require further assessment or additional follow-up are addressed at future Board or committee meetings, as applicable.
Director compensation
Overview of director compensation program.
Our Board has approved a compensation program for non-employee directors designed to attract, retain and reward qualified directors and align the financial interests of the non-employee directors with those of our stockholders. The Compensation Committee reviews pay levels for non-employee directors on an annual basis with assistance from an independent compensation consultant retained by the Compensation Committee. The compensation consultant conducts a comprehensive assessment of our director compensation program, including a comparative review of our current director compensation program against the same peer group used for executive compensation purposes, which is identified below under the section entitled “Executive Compensation—Compensation Discussion & Analysis—Process for Setting Compensation—Compensation Peer Group”. The Compensation Committee then, based in part on compensation consultant’s report, provides a recommendation to the full Board with respect to our director compensation program. On an annual basis, the full Board approves the non-employee director compensation program. For purposes of our non-employee director compensation program, our year runs from April 1st through March 31st.
Pursuant to this compensation program, non-employee directors are paid an annual retainer fee and granted equity awards for their service on the Board as described below. We reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees thereof. The Board believes that the 2023 compensation program for our non-employee directors attracted, retained and rewarded qualified non-employee directors, consistent with market practices and the demands placed on our Board.
Director compensation program highlights

•Periodic market assessments and analyses by the Compensation Committee's independent compensation consultant
•Equity makes up a meaningful portion of the non-employee directors' overall compensation mix to align interests with stockholders
•Reasonable cash retainers for leadership roles and committee membership to recognize additional time commitment
•Stock ownership guidelines require Board members to hold Company stock equal to three times annual Board member cash retainer
•No short sales, hedging or pledging of stock ownership positions and transactions involving derivatives of our common stock
•No additional fees are paid for Board meeting attendance

2024 Proxy Statement	35

CORPORATE GOVERNANCE AND BOARD MATTERS
2023 director compensation.
In April 2023, upon the recommendation of the Compensation Committee and based on the annual review and assessment of our director compensation program provided by the independent compensation consultant, our Board determined to make the following changes to independent director compensation:
Key changes to 2023 director compensation program

•Based annual equity award on a fixed number of restricted stock units rather than a target award value, resulting in a decrease to the value of each continuing non-employee director's equity award of 60%
•Based the one-time equity award granted upon a non-employee director's initial appointment to the Board on a fixed number of restricted stock units instead of a target dollar value
•Removed option for cash retainers for leadership roles and committee membership to be paid in equity

For the compensation year starting on April 1, 2023, our non-employee directors were entitled to receive the following annual compensation for their service on the Board:

Position	Cash Retainer ($)	Equity Grants (number of shares)
Board Chair	69,000	—
Board Member	55,000	21,246
Audit Committee Chair	25,000	—
Compensation Committee Chair	15,000	—
Nominating and Corporate Governance Committee Chair	11,000	—
Non-Chair Audit Committee Members	12,500	—
Non-Chair Compensation Committee Members	10,000	—
Non-Chair Nominating and Corporate Governance Committee Members	5,000	—
Initial Appointment to Board (One-Time Award)	—	21,246
The following table provides information about the compensation earned for service on our Board by each of our non-employee directors during 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Timothy M. Haley	78,375 (2)	74,361	152,736
Sallie L. Krawcheck	15,000 (3)	18,592	33,592
John M. Larson	63,750 (4)	74,361	138,111
Earl Lewis	61,875 (5)	74,361	136,236
Edward S. Macias	64,500 (6)	74,361	138,861
Paul A. Maeder	153,375 (7)	74,361	227,736
Alexis Maybank	16,250 (8)	18,592	34,842
Gregory K. Peters	16,875 (9)	18,592	35,467
Coretha M. Rushing	66,875 (10)	74,361	141,236
Robert M. Stavis	67,500 (11)	74,361	141,861
(1)The amounts in this column reflect the grant date fair value for stock awards in accordance with ASC Topic 718. The fair value of each stock award is measured based on the closing price of our common stock on the date of grant. These RSU awards vested in a single installment on June 6, 2023 in the case of non-continuing directors (Krawcheck, Maybank and Peters) and vest on April 1, 2024 in the case of the remaining directors, subject to continued service as a Board Member through such date.
(2)Consists of $55,000 cash retainer for service as a Board member and $23,375 in cash retainers for service as Chair of the Nominating and Corporate Governance Committee from April 1, 2023 to June 13, 2023 and Chair of the Compensation Committee and member of the Audit Committee as of June 13, 2023.

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CORPORATE GOVERNANCE AND BOARD MATTERS
(3)Consists of $13,750 cash retainer for service as a Board member and $1,250 in cash retainers for service as a member of the Nominating and Corporate Governance Committee until she ended her Board service as of June 6, 2023.
(4)Consists of $55,000 cash retainer for service as a Board member and $8,750 in cash retainers for service as Chair of the Compensation Committee from April 1, 2023 to June 13, 2023, a member of the Compensation Committee from June 13, 2023 to July 20, 2023 and a member of the Nominating and Corporate Governance Committee as of July 20, 2023.
(5)Consists of $55,000 cash retainer for service as a Board member and $6,875 in cash retainers for service as a member of the Audit Committee from April 1, 2023 to June 13, 2023 and a member of the Nominating and Corporate Governance Committee as of June 13, 2023.
(6)Consists of $55,000 cash retainer for service as a Board member and $9,500 in cash retainers for service as a member of the Nominating and Corporate Governance Committee from April 1, 2023 to June 13, 2023 and as Chair of the Nominating and Corporate Governance Committee as of June 13, 2023.
(7)Consists of $55,000 cash retainer for service as a Board member and $98,375 in cash retainers for service as Chair of the Board of Directors, a member of the Audit Committee from April 1, 2023 to June 13, 2023, Chair of the Audit Committee as of June 13, 2023 and a member of the Compensation Committee as of June 13, 2023.
(8)Consists of $13,750 cash retainer for service as a Board member and $2,500 in cash retainers for service as a member of the Compensation Committee until she ended her Board service as of June 6, 2023.
(9)Consists of $13,750 cash retainer for service as a Board member and $3,125 in cash retainers for service as a member of the Audit Committee until he ended his Board service as of June 6, 2023.
(10)Consists of $55,000 cash retainer for service as a Board member and $11,875 in cash retainer for service as a member of the Compensation Committee from April 1, 2023 to June 13, 2023 and a member of the Audit Committee as of June 13, 2023.
(11)Consists of $55,000 cash retainer for service as a Board member and $12,500 in cash retainers for service as Chair of the Audit Committee from April 1, 2023 to June 13, 2023, a member of the Nominating and Corporate Governance Committee from June 13, 2023 to July 20, 2023 and a member of the Compensation Committee as of July 20, 2023.
The following table provides information about outstanding stock awards and stock options granted under our Amended and Restated 2014 Equity Incentive Plan (the "2014 Plan") held by each of our non-employee directors as of December 31, 2023.

Name	Stock Awards	Option Awards
Timothy M. Haley	21,246	12,659
Sallie L. Krawcheck	—	—
John M. Larson	21,246	24,398
Earl Lewis	21,246	42,009
Edward S. Macias	21,246	19,133
Paul A. Maeder	21,246	24,398
Alexis Maybank	—	—
Gregory K. Peters	—	—
Coretha M. Rushing	21,246	12,696
Robert M. Stavis	21,246	24,398

2024 Proxy Statement	37

CORPORATE GOVERNANCE AND BOARD MATTERS
Director stock ownership guidelines.

Our Board believes that our non-employee directors and executive officers should hold a meaningful financial stake in the Company in order to further align their interests with those of our stockholders. To promote this belief, In April 2020, the Nominating and Corporate Governance Committee adopted stock ownership guidelines for our non-employee directors. Within five years from becoming subject to the guidelines our non-employee directors are required to own shares of our common stock with a value at least equal to three times of their annual cash retainer, excluding any fees for serving as Chair of the Board or serving as Chair of a committee or member of the Audit Committee.

Stock ownership requirement for non-employee directors:
3x annual cash retainer

Shares counted towards meeting the ownership guidelines include (i) shares owned directly or indirectly, (ii) shares held by a qualifying trust, (iii) shares held by a 401(k) plan or other qualified pension or profit-sharing plan for the benefit of the non-employee director and (iv) shares underlying vested restricted stock units where settlement of such shares has been deferred. Each non-employee director remains subject to the stock ownership guidelines as long as they remain in their role. Exceptions to the guidelines may be made in the case of extraordinary circumstances, such as personal hardship, in the Nominating and Corporate Governance Committee’s sole discretion.
See the section entitled "Executive Compensation—Compensation Discussion and Analysis—Other Compensation Policies" for information about the guidelines applicable to our executive officers.

38

Our executive officers.
Executive officers
The following table sets forth information concerning our current executive officers, including their age, as of April 1, 2024:

Name	Age	Position
Paul S. Lalljie	51	Chief Executive Officer
Matthew J. Norden	42	Chief Financial Officer and Chief Legal Officer
Andrew J. Hermalyn	35	President of the Degree Program Segment
Aaron M. McCullough	38	President of the Alternative Credential Segment
Current executive officer biographies

PAUL S. LALLJIE See biography of Paul S. Lalljie in the section entitled “Corporate Governance and Board Matters-The Board of Directors."

MATTHEW J. NORDEN
Mr. Norden has served as the Company's Chief Financial Officer since November 2023 and our Chief Legal Officer since December 2019 and previously served as Co-General Counsel from August 2017 to December 2019, Deputy General Counsel from November 2014 to August 2017 and as Associate General Counsel from September 2013 to November 2014. From June 2010 to September 2013, Mr. Norden served as Vice President and General Counsel of TOMS Shoes. Prior to that, he was an associate at the law firm Skadden, Arps, Slate, Meagher and Flom, LLP. Mr. Norden holds a B.A. in Psychology from The George Washington University, a J.D. from Georgetown University Law Center and an M.B.A. from the Kenan-Flagler Business School of the University of North Carolina at Chapel Hill.

ANDREW J. HERMALYN
Mr. Hermalyn, age 35, has served as the Company's President of the Degree Program Segment since January 2024 and previously served as the Company’s President of Partnerships from 2017 to January 2024. Since joining the Company in 2008, Mr. Hermalyn served in various senior roles, including Executive Vice President of Strategic Partnerships, General Manager, and Vice President of University Relations. Mr. Hermalyn is also a board member of Mantra Health, a leading digital mental health provider for university students, and serves on the Dean's Advisory Council for Lehigh University's College of Education. Mr. Hermalyn holds a B.A. in Sociology from Lehigh University.

AARON M. MCCULLOUGH
Mr. McCullough, age 38, has served as the Company's President of the Alternative Credential Segment since January 2024 and previously served as the Company’s Chief Product Officer from July 2023 to January 2024. Prior to joining the Company, Mr. McCullough held various senior roles at Coursera, Inc., including Vice President and General Manager of the consumer segment from January 2023 to July 2023 and Vice President of Product Management from September 2021 to January 2023. From March 2020 to September 2021, Mr. McCullough served as the Head of Global Product Management at Uber Transit and from November 2017 to March 2020, Mr. McCullough served as Director of Product Management for Walmart Global Tech. Mr. McCullough holds a Bachelor of Science in Business Administration with a concentration in Financial Analysis & Valuation from the University of Southern California.

2024 Proxy Statement	39

Executive compensation.

Proposal two
Advisory vote to approve the company’s executive compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require a separate, nonbinding “Say-on-Pay” stockholder vote to approve the compensation of Named Executive Officers. The Board currently intends to hold this vote annually, and the next such vote is expected to occur at the 2025 annual meeting of stockholders. The compensation paid to our Named Executive Officers and the Company’s overall executive compensation policies and procedures are described in the “Compensation Discussion and Analysis” and the tabular disclosure (together with the accompanying narrative disclosure) in this Proxy Statement.
This proposal gives you, as a stockholder, the opportunity to endorse or not endorse the compensation paid to the Company’s Named Executive Officers through the following resolution:
“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section and the tabular disclosure regarding Named Executive Officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”
Because your vote is advisory, it will not be binding upon the Board and may not be construed as overruling any decision by the Board. However, the Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation policies and procedures and in connection with its future executive compensation determinations.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

40

EXECUTIVE COMPENSATION
Compensation discussion and analysis
This Compensation Discussion and Analysis provides an overview of the material components of our executive compensation program during fiscal year 2023:

PAUL S. LALLJIE	MATTHEW J. NORDEN	AARON M. MCCULLOUGH	CHRISTOPHER J. PAUCEK	HARSHA MOKKARALA
our Chief Executive Officer and Director	our Chief Financial Officer and Chief Legal Officer	our President of the Alternative Credential Segment	our former Chief Executive Officer	our former Chief Revenue Officer
We refer to these individuals collectively in this Compensation Discussion and Analysis and the accompanying compensation tables as our Named Executive Officers or NEOs. The compensation provided to our NEOs for fiscal year 2023 is set forth in detail in the Summary Compensation Table and other tables that follow this section, as well as the accompanying footnotes and narratives relating to those tables. Mr. Paucek resigned from his position of Chief Executive Officer effective as of November 16, 2023 and we entered into a consulting and separation agreement with him pursuant to which he continues to provide consulting services to us until April 3, 2025. Mr. Mokkarala resigned from his position of Chief Revenue Officer effective as of January 3, 2024 and we entered into a consulting and separation agreement with him pursuant to which he continues to provide consulting services to us until January 15, 2025. Mr. McCullough was appointed President of the Alternative Credential Segment on January 3, 2024. He previously served as Chief Product Officer from the time he joined the Company in July 2023.
This section also discusses our executive compensation philosophy, objectives and design; how and why the Compensation Committee of our Board arrived at the specific compensation policies and decisions involving our NEOs during fiscal year 2023; the role of our independent compensation consultant; and the peer group used in evaluating executive officer compensation.
This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation plans and arrangements. The actual compensation plans and arrangements that we adopt may differ materially from currently anticipated plans and arrangements as summarized in this Compensation Discussion and Analysis.

2024 Proxy Statement	41

EXECUTIVE COMPENSATION
Executive summary.
2023 strategic overview and business highlights
During 2023, we continued to deliver on our mission of expanding access to high-quality education and unlocking human potential. Through our global online learning platform, edX and our robust technology and support services, 2U connects more than 83 million people with thousands of affordable, career-relevant learning opportunities from free courses to master's degrees developed in partnership with 260 of the world’s leading universities, institutions and industry experts. Our platform provides our clients with the digital infrastructure to launch world-class online education offerings and allows students to easily access high-quality, job relevant education without the barriers of cost or location. In 2023, the Company's focus was on driving profitability and free cash flow. Throughout 2023 management maintained sharp focus on executing against our strategic priorities and continued to drive progress; however, our results were impacted by enrollment challenges in certain offerings and our decision to strategically exit certain of our degree programs. Nonetheless, we saw many positive indications for the business in 2023, including strength in our executive education offerings, improvement in our marketing efficiency and robust demand from our university partners for our flexible partnership model, resulting in 60 degree programs slated for launch in 2024. We believe that these improvements, together with the significant efficiency initiatives we implemented during the year, will lay the groundwork for continued progress in 2024 and beyond.
Financial, Business and Student Outcomes Highlights

Financial Highlights	Business Highlights	Outcomes Highlights

Delivered net loss of $318M and adjusted EBITDA(1) of $171M	Signed agreements to launch 60 degree programs in 2024	Reported graduation or completion rates of: 72% for degrees(2) 77% for boot camps(3) 89% for exec education offerings(4)

Revenue per full-time employee increased 14%	Added 30 new partners and approx. 500 new offerings	Increased learner network by 10.6M to 83M+

Net cash used in operating activities was ($3M) and positive adjusted unlevered free cash flow(1) was $45M	Launched Xpert, an AI-powered learning assistant embedded in the edX platform.	Celebrated 62K degree program graduates and 87K boot camp graduates since inception

Reduced sales & marketing expense to 39% of revenue from 44% of revenue in 2022	Named to World's Most Innovative Companies List by Fast Company for setting the standard for innovation and impact in education	Celebrated 100K+ placements secured for students in Healthcare and Education Degree Programs since inception

(1)Adjusted EBITDA and adjusted unlevered free cash flow are non-GAAP measures. Refer to Appendix B for a reconciliation to the most directly comparable GAAP measures.
(2)Graduate rate for degree programs is defined as the number of students who have graduated, as a percentage of the total number of students who enrolled (and remain through the add/drop period), from inception to December 31, 2023. Only students that started at least 3 years ago are taken into account.
(3)Completion rate for boot camp offerings is defined as the number of students who have successfully met all program requirements and received certificates by their respective cohort’s end-date. Includes cohorts ending from inception through December 31, 2023.
(4)Completion rate for executive education offerings is defined as the number of students across all offerings who completed a course, regardless of grade received, as a percentage of the total number of students who enroll in a course from inception to December 31, 2023.

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EXECUTIVE COMPENSATION
2023 executive compensation program highlights
Consistent with our general compensation philosophy, we strive to provide a compensation package to each NEO that is competitive, rewards achievement of our business objectives, and aligns the interests of our NEOs with our stockholders. Our 2023 compensation actions and decisions reflect the Company's pay-for-performance philosophy. The Compensation Committee took the following key actions with regard to our executive compensation program for fiscal 2023:

Component	Key Actions
Base Salary	•No increases to NEO base salaries as part of annual executive compensation review. •Mid-year base salary increases to account for increased scope of responsibilities or promotions.
Bonus
•No increases to NEO target bonus opportunity as part of annual executive compensation review, other than minor adjustments for internal pay equity.
•2023 Bonus Plan aligned NEOs' bonus opportunity with the Company's focus on improving profitability, with performance based on achievement of adjusted EBITDA targets. The 2023 Bonus Plan provided for no bonus payout unless a threshold level of adjusted EBITDA is achieved and included a cap on over-performance. Achievement of specific and quantifiable DE&I goals accounts for 6% of bonus achievement only if minimum adjusted EBITDA threshold is met and no over-performance is possible for DE&I goals.
•Consistent with the 2023 Bonus Plan, NEOs received no bonus payout for 2023 because threshold adjusted EBITDA performance was not achieved.

Long-Term Incentive Compensation
•Reduced long-term equity compensation values by 43% on average for our NEOs.
•Approved a long-term equity compensation program for NEOs that aligns the interests of NEOs and stockholders over a three-year period.
•Increased the percentage of equity compensation in long-term equity compensation program that is PRSUs, with 55% of the equity award comprised of financial-PRSUs vesting at the end of three annual performance periods and 45% of the equity award comprised of time-based RSUs that vest quarterly over three years.
•PRSU achievement is based on rigorous adjusted net income targets with achievement capped at 130% and a modifier that can impact achievement positively or negatively by 20% based on the Company's TSR relative to the companies in the Russell 3000 index. The TSR modifier is capped where absolute Company TSR is negative regardless of the Company's relative TSR performance.

2024 Proxy Statement	43

EXECUTIVE COMPENSATION
Responsiveness to stockholder feedback
Our 2023 executive compensation program reflects input we received from stockholders as part of our stockholder engagement efforts. The key feedback we received and our efforts to reflect that feedback in our 2023 executive compensation program and disclosure practices is described in the chart below:

Area of Focus	2023 Compensation Design Changes

Overlapping Performance Metrics	•Implemented distinct performance metrics in the bonus plan and financial-PRSU component of the long-term incentive compensation program.

Pay for Performance
•Significantly reduced the size of equity grant values at all levels of the organization, with the average NEO equity grant value being reduced by approximately 43%.
•Increased the percentage of long-term equity compensation that is performance-based from 50% to 55%.
•Lowered the maximum upside opportunity of the financial-PRSUs from 200% to 150%.

Relative TSR Cap	•Implemented a cap on the relative TSR modifier included in the long-term incentive compensation program.

DE&I Goals in Bonus Plan	•Included DE&I goals for the bonus plan that are specific and quantitative.

Enhanced Disclosure
•Added disclosure (page 55) regarding rationale for the one-year performance periods for financial-PRSUs, which relates to the difficulty in setting longer term targets given the acquisitions we have made in recent years and strategy changes.
•Enhanced our disclosure around the DE&I goals for the bonus plan to provide more detail regarding specific metrics, weighting and performance.

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EXECUTIVE COMPENSATION
How 2023 performance affected at-risk compensation
Strong alignment between pay and performance
As detailed further below, the cornerstone of our compensation philosophy is pay-for-performance. The tables below provide information regarding how we performed in 2023 against the performance measures relevant for the variable components of our executive compensation program. For more information regarding each component of compensation and our performance with respect to targets, see the sections entitled "Compensation of our Named Executive Officers—Performance-Based Annual Bonuses" and "Compensation of Our Named Executive Officers—Long-Term Incentive Compensation" of the Compensation Discussion & Analysis.

2023 Bonus Plan

	Threshold	Target	Maximum	Achievement
Adj. EBITDA
DE&I

2023 Financial PRSUs

	Threshold	Target	Maximum	Achievement
Adj. Net Income

2021/2022 Financial PRSUs

	Minimum	Target	Maximum	Achievement
Revenue
Adj. Net Income

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EXECUTIVE COMPENSATION
Executive compensation best practices
We endeavor to maintain good governance standards in our executive compensation policies and practices. Below is a summary of the executive compensation practices we have implemented to help drive executive performance, as well as practices we have chosen not to implement because we believe such practices do not support our stockholders’ long-term interests.

What we do.	Emphasize Pay-for-Performance – A significant portion of NEO compensation is “at-risk” based on Company performance, to align the interests of our NEOs and stockholders.
Annual “Say-on-Pay” Vote – We conduct our “say-on-pay” vote annually to allow our stockholders to provide their direct input on our executive compensation program, policies and practices.
Compensation Recovery (“Clawback”) Policy – We maintain a “clawback” policy for the recovery of incentive cash and equity compensation, in the event of a financial restatement.
Independent Compensation Consultant – Our Compensation Committee directly retains an independent compensation consultant.
Use Double-Trigger Change in Control Provisions – Our time-based equity awards contain a “double-trigger” payment provision in connection with a change in control.

Annual Executive Compensation Review – The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group.

Avoid Undue Risk-Taking – Our compensation policies and practices are designed to discourage risks that are reasonably likely to have a material adverse effect.
Director and NEO Stock Ownership Guidelines – All of our NEOs and non-employee directors are subject to robust stock ownership guidelines.
Limited Perquisites – We provide limited perquisites or other personal benefits to our NEOs.

What we don’t do.	No Hedging or Pledging – We prohibit margin, hedging, pledging or other similar transactions in our securities.
No Excise Tax Gross-Ups – We do not provide our NEOs with tax gross-ups for change in control related excise tax payments.
No Special Welfare or Health Benefits – Our NEOs participate in broad-based Company-sponsored health and welfare benefit programs on the same basis as our other full-time, salaried employees.
No Guaranteed Compensation Increases – We do not provide automatic or pre-scheduled increases in base salary for NEOs.
No Guaranteed Bonuses – We do not provide guaranteed bonuses for NEOs.

Compensation of our named executive officers.
Compensation philosophy and objectives
We operate in a highly fragmented, rapidly evolving and competitive market, and we believe that our ability to compete and succeed in this environment is directly correlated to our ability to recruit, incentivize and retain skilled teams in technology, marketing and other business areas. The market for skilled personnel in the technology industry is highly competitive. Further, our senior management team is critical to the development of our technology, platform, university client relationships, and overall financial and strategic direction. Our compensation program is designed to attract and retain talented individuals who possess the skills necessary to create long-term value for our stockholders, grow our business while maintaining our dedicated focus on quality, and assist in the achievement of our strategic goals.

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EXECUTIVE COMPENSATION
The key elements of our total compensation philosophy include the following:

Pay-for-Performance	Attract, Motivate and Retain Top Talent
•A significant portion of the annual compensation of our NEOs should vary with annual business performance and each individual’s contribution to that performance.	•Provide market-competitive compensation and employee benefits that allow us to hire and retain high-caliber individuals at all levels.

Align Interests with Stockholders	Transparency and Consistency
•Align the interests of NEOs and stockholders through the risks and rewards of ownership of our common stock.	•Provide an equitable framework for making compensation decisions and use clear financial metrics to enhance transparency and facilitate communication of compensation decisions.

Fiscal 2023 compensation details
Our executive compensation program is designed to reflect our compensation philosophy and typically consists of three components: base salary, annual cash bonus opportunity and long-term incentive awards. Consistent with our compensation philosophy, the average target total direct compensation pay mix of our CEOs and other NEOs has been heavily weighted towards at-risk compensation. In July 2023, as a material inducement to Mr. McCullough's appointment as Chief Product Officer, he received a one-time inducement grant of 215,054 RSUs. Such grant was not factored into our 2023 Average NEO Pay Mix noted below as this chart is intended to show our annual compensation design, without the impact of one-time grants.

2023 CEO PAY MIX(1)	2023 AVERAGE NEO PAY MIX(2)

13%
Base Salary
15%
Bonus
32%
Restricted Stock Units
40%
Performance Restricted Stock Units
Compensation at Risk: 87%

30%
Base Salary
25%
Performance Restricted Stock Units
21%
Restricted Stock Units
24%
Bonus
Compensation at Risk: 70%

(1) Reflects average target total direct compensation pay mix for our former CEO, Mr. Paucek, and our current CEO, Mr. Lalljie.	(2) Excludes one-time inducement grant of 215,054 RSUs granted to Mr. McCullough in July 2023 in connection with his hiring.
As described further in the section entitled “Executive Compensation—Compensation Discussion and Analysis—Long-Term Incentive Compensation” of this Proxy Statement, the year-over-year decrease in compensation at-risk is due to a significant reduction in the value of long-term equity compensation granted to NEOs in 2023, while base salary and bonus targets remained generally consistent compared to the prior year.

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EXECUTIVE COMPENSATION

What is "Total Direct Compensation"?

In making annual pay decisions, including when reviewing competitive market data, the Compensation Committee focuses on "total direct compensation", which includes the three components described above - target base salary, target bonus and the target value or target number of long-term incentive awards. In contrast, the Summary Compensation Table (on page 64), reflects earned base pay, actual bonus payout and the value of equity awards calculated as noted below.

How equity award treatment varies The SEC rules require equity awards to be reported in the Summary Compensation Table with a different valuation methodology than we use for total direct compensation

Total Direct Compensation	Includes the value of the equity awards approved by the Compensation Committee (based on a target number of shares) and awarded in 2023, regardless of when the performance measures were set.

Summary Compensation Table	Includes the grant date fair value of all equity awards for which the Compensation Committee set performance metrics in 2023, regardless of the year the equity awards were legally granted.

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EXECUTIVE COMPENSATION
The table below summarizes how the various components of our executive compensation program are designed to achieve our compensation objectives:

Compensation Element	2023 Target Total Direct Compensation
	CEO(1)	Other NEOs(2)	Objective	Metrics	2023 Structure

Base Salary			Reward individual contributions and compensate executives for day-to-day responsibilities	Performance, experience and criticality of role	Fixed cash compensation

Annual Performance-Based Bonus			Drive targeted business goals as measured by financial and diversity metrics	Adjusted EBITDA (94%) DE&I Goals (6%)	Minimum achievement of adjusted EBITDA metric required for funding (and, for our NEOs, if met includes DE&I component); maximum payout is capped

Long-Term Incentive Compensation
Performance Restricted Stock Units (Financial)			Motivate executives to achieve key strategic financial objectives; provides retention incentive	Adjusted net income (100%) with TSR modifier that can impact achievement by +/- 20%	55% of annual equity award; cliff vests at the end of all performance periods based on achievement of adjusted net income targets over three one-year periods, as adjusted by the TSR modifier

Time-Based Restricted Stock Units			Encourage executive stock ownership and stockholder-alignment; provides retention incentive	Time-based vesting	45% of annual equity award; vests quarterly over three years

(1)Reflects average target total direct compensation pay mix for our former CEO, Mr. Paucek, and our current CEO, Mr. Lalljie.
(2)Excludes one-time inducement grant of 215,054 RSUs granted to Mr. McCullough in July 2023 in connection with his hiring.
Base salary
We provide base salaries to our NEOs and other employees to compensate them for services rendered day-to-day during the year and provide a level of stable fixed compensation. Each NEO’s base salary is reviewed annually, as well as at the time of a promotion or other change in responsibilities. We generally do not apply specific formulas to determine changes in base salary. Rather, our Compensation Committee oversees the review of base salaries for our NEOs and makes adjustments as it determines to be reasonable and necessary based on the factors set forth in the section entitled “Process for Setting Compensation—Role of Compensation Committee”.

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EXECUTIVE COMPENSATION
In February 2023, in connection with its annual review of our executive compensation program, the Compensation Committee set the annual base salaries for our NEOs (other than for Mr. McCullough, who joined the Company in mid-2023) and determined not to change the annual base salaries in effect in 2022 for these NEOs. In June 2023, the Compensation Committee approved increases to the base salaries of Mr. Lalljie and Mr. Norden to reflect the expanded scope and criticality of their roles. Specifically, Mr. Lalljie's role was expanded to include responsibility for enterprise IT systems and Mr. Norden's role was expanded to include external communications and public affairs. In July 2023, the Compensation Committee approved Mr. McCullough's base salary in connection with his hiring. Our Compensation Committee based these decisions on various factors, including review of the market data analysis provided by the independent compensation consultant, individual performance and contribution to the Company, level of experience and responsibilities, criticality and uniqueness of roles, and the recommendation of the CEO (other than with respect to his own base salary). The table below sets forth the annualized base salaries for our NEOs for 2023:

Named Executive Officer	2023 Base Salary ($)	2022 Base Salary ($)		Percentage Increase
Paul S. Lalljie	750,000	550,000	(1)	36%
Matthew J. Norden	575,000	435,000	(2)	32%
Aaron M. McCullough	450,000	—	(3)	—
Christopher J. Paucek	750,000	750,000	(4)	0%
Harsha Mokkarala	435,000	435,000	(5)	0%
(1)Mr. Lalljie’s base salary was $550,000 from January 1, 2023 through June 22, 2023. On June 22, 2023, the Compensation Committee increased Mr. Lalljie's base salary to $575,000 in recognition of additional responsibilities. On November 16, 2023, the Compensation Committee increased Mr. Lalljie’s base salary to $750,000 in connection with his promotion to Chief Executive Officer.
(2)Mr. Norden’s base salary was $435,000 from January 1, 2023 through June 22, 2023. On June 22, 2023, the Compensation Committee increased Mr. Norden's base salary to $460,000 in recognition of additional responsibilities. On November 16, 2023, the Compensation Committee increased Mr. Norden’s base salary to $575,000 in connection with his appointment as Chief Financial Officer.
(3)Mr. McCullough joined the Company in July 2023 as Chief Product Officer and was appointed President of the Alternative Credential Segment in January 2024.
(4)Mr. Paucek resigned from the position of Chief Executive Officer as of November 16, 2023.
(5)Mr. Mokkarala resigned from the position of Chief Revenue Officer as of January 3, 2024.
Performance-based annual bonuses
We use performance-based annual cash bonuses to motivate our employees, including our NEOs, to achieve our short-term financial and operational objectives while making progress towards our longer-term goals. Each NEO’s target bonus percentage is reviewed annually, as well as at the time of a promotion or other change in responsibilities. At the beginning of each year, the Compensation Committee determines the structure of the annual cash bonus plan for the year and sets the target bonus opportunities for each NEO based on the factors set forth in “Process for Setting Compensation—Role of Compensation Committee”.
2023 bonus plan – target bonus opportunities
In February 2023, in connection with its annual review of our executive compensation program, the Compensation Committee reviewed the target annual bonus opportunities for each NEO (other than for Mr. McCullough, who joined the Company in mid-2023) and determined not to make any changes to the target bonus percentages that were in effect for 2022 for these NEOs (other than Mr. Mokkarala whose target bonus percentage was increased to 70% due to internal pay equity and given the criticality of his role). In July 2023, the Compensation Committee approved Mr. McCullough's target annual bonus opportunity in connection with his hiring. The Compensation Committee based these decisions on various factors, including review of the market data analysis provided by the independent compensation consultant and the recommendation of the CEO (other than with respect to his own target bonus opportunity).

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EXECUTIVE COMPENSATION
Under the bonus plan in effect for 2023 (“2023 Bonus Plan”), the target annual bonus opportunity of each NEO was as follows:

Named Executive Officer	2023 Eligible Base Compensation ($)	Target Bonus Percentage	Target Bonus Payout ($)	Percentage Increase
Paul S. Lalljie	750,000	115%	862,500	57%	(1)
Matthew J. Norden	575,000	100%	575,000	89%	(2)
Aaron M. McCullough	450,000	70%	315,000	—	(3)
Christopher J. Paucek	750,000	115%	862,500	0%	(4)
Harsha Mokkarala	435,000	70%	304,500	17%	(5)

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EXECUTIVE COMPENSATION
(1)Increase reflects changes to Mr. Lalljie's base salary and target bonus percentage in connection with his appointment as Chief Executive Officer in November 2023.
(2)Increase reflects changes to Mr. Norden's base salary and target bonus percentage in connection with his appointment as Chief Financial Officer in November 2023.
(3)Mr. McCullough joined the Company in July 2023 as Chief Product Officer and was appointed President of the Alternative Credential Segment in January 2024.
(4)Mr. Paucek resigned from the position of Chief Executive Officer effective as of November 16, 2023.
(5)Mr. Mokkarala resigned from the position of Chief Revenue Officer effective as of January 3, 2024.
2023 bonus plan – structure
At the beginning of each fiscal year, the Compensation Committee determines the structure of the annual cash bonus plan, including which performance measures should be used and the correlation between achievement levels for each performance measure and bonus funding. For the 2023 Bonus Plan, the Compensation Committee selected adjusted EBITDA, measured on a consolidated basis, and for employees at least at the level of vice president and above, including our NEOs, diversity, equity and inclusion ("DE&I") goals.

Financial Performance	Diversity

Adjusted EBITDA	DE&I

94%	6%[1]
(1)DE&I goals only become applicable if the threshold adjusted EBITDA level is achieved.
The Compensation Committee selected adjusted EBITDA as the primary performance measure for the 2023 Bonus Plan because the Compensation Committee believed this measure would align NEO bonus opportunity with the Company's focus on profitability. The Compensation Committee also included DE&I metrics in the 2023 Bonus Plan in furtherance of the Company's diversity, equity and inclusion goals.

Bonus Plan	Our Rationale
Adjusted EBITDA Metric	Use of adjusted EBITDA focuses NEOs on profitable growth and introduces another profitability measure that differs from adjusted net income used in the financial-PRSU component of the long-term incentive compensation program.
DE&I Metric	Use of DE&I goals incentivize NEOs to make measurable progress against diversity, equity and inclusion goals. DE&I goals are quantitative and can only reduce the payout under the bonus plan.
The target level for the adjusted EBITDA performance measure was based on our 2023 goals and was set at a level necessary to provide a competitive overall compensation package and to motivate employees to achieve aggressive profitability targets. The target for the adjusted EBITDA performance measure was set at approximately $53 million higher than actual adjusted EBITDA in 2022. The targets for the diversity, equity and inclusion measure were based on our 2023 goals for workforce diversity, DE&I training participation and employee engagement survey results regarding diversity as described in more detail below. The Compensation Committee believed all of these targets were achievable, but appropriately challenging, based on market climate and internal forecasting. The Compensation Committee retained discretion to make appropriate adjustments to the 2023 Bonus Plan, positively or negatively, based on additional considerations or extraordinary events.
Payout under the 2023 Bonus Plan was contingent on achievement of a minimum performance level of 85% of the adjusted EBITDA target and achievement was capped at a maximum performance level of 110% of target for the adjusted EBITDA measure and 100% for the diversity measure. The adjusted EBITDA target of $178.3 million is inclusive of the bonus expense assuming achievement of 100% of the adjusted EBITDA target. In order to determine the Company’s achievement against the adjusted EBITDA target under the 2023 Bonus Plan, the Company’s adjusted EBITDA, as reported, is reduced by the bonus expense amount, resulting in adjusted EBITDA of $140.0 million. The table below describes how over and underperformance for the adjusted EBITDA measure bonus funding:

ADJUSTED EBITDA

Adj. EBITDA: For every 1% shortfall, bonus funding decreases by 4.5%.	Adj. EBITDA: For every 1% over-achievement up to 104.9%, bonus funding increases by 4.5%. For every 1% over-achievement at or above 105%, bonus funding increases 5.5%.

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EXECUTIVE COMPENSATION
2023 bonus plan – achievement and payout
The adjusted EBITDA achievement level necessary for achievement at the threshold, target or maximum level and the corresponding actual results and achievement percentages were as follows:

		Plan ($)
Performance Metric (1)	Threshold (2) (85% of Target)	Target	Maximum (110% of Target)	Actual Results ($) (4)	Achievement
Adjusted EBITDA (3)	151.5	178.3	196.1	140.0	79%
Bonus Funding					0%
(1)Dollars are in millions.
(2)Bonus pool funds at 0% if Company performance against the adjusted EBITDA target falls below 85% of the target.
(3)Adjusted EBITDA, a non-GAAP measure, is defined as net income or net loss, as applicable, before net interest income (expense), other income (expense), net, taxes, depreciation and amortization expense, transaction costs, integration costs, restructuring-related costs, stockholder activism costs, certain litigation-related costs, consisting of fees for certain non-ordinary course litigation and other proceedings, impairment charges, debt modification expense and loss on debt extinguishment, and stock-based compensation expense. Appendix B to this Proxy Statement provides a reconciliation between our non-GAAP financial measures and our audited financial statements.
(4)In order to determine the Company’s achievement against the adjusted EBITDA target under the 2023 Bonus Plan, the Company’s adjusted EBITDA, as reported, is reduced to account for bonus expense, which reduced adjusted EBITDA to $140.0 million. Appendix B to this Proxy Statement provides a reconciliation between our 2023 adjusted EBITDA, as reported and adjusted EBITDA as calculated under the 2023 Bonus Plan.
The achievement levels for the DE&I goals did not impact the bonus payout because the DE&I goals are only relevant where the threshold performance levels for revenue and adjusted EBITDA are met. Nonetheless, the DE&I goals and achievement levels based on human resources system data for 2023 were as follows:

DE&I Topic	Weight	Goal	Rationale	Achievement
Workforce Diversity	1.5%	•75% of open positions to have diverse candidate slates (at least 25% diverse candidates)	•Increase diversity candidate slates for Director level and above open positions	Did not achieve
Workforce Diversity	1.5%	•Increase number of diverse hires at director level and above compared to 2022	•Increase diverse hires at Director level and above	Achieved
DE&I Allyship Training	1.5%	•95% completion rate of allyship training for all people managers employed over 120 days in 2023	•Promote continuous DE&I learning	Achieved
Inclusive Workplace	1.5%	•Increase score on inclusive workplace questions in Employee Engagement Survey as compared to 2022	•Increase employee sentiment regarding inclusive workplace	Did not achieve
In February 2024, the Compensation Committee determined that no payout was earned under the 2023 Bonus Plan because the Company's performance against the adjusted EBITDA measure fell below the threshold performance level.

Named Executive Officer	Bonus Payout ($)	% of Target Bonus
Paul S. Lalljie	0	0%
Matthew J. Norden	0	0%
Aaron M. McCullough	0	0%
Christopher J. Paucek	0	0%
Harsha Mokkarala	0	0%

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EXECUTIVE COMPENSATION
Long-term incentive compensation
We use long-term incentive compensation in the form of equity awards to align the interests of our employees, including our NEOs, with the interests of our stockholders. We believe that if our employees own shares of our common stock in amounts that are significant to them, they will have a strong incentive to act to maximize long-term stockholder value. Prior to 2020, we relied on options to purchase shares of our common stock and RSUs as the principal vehicles for delivering long-term incentive compensation opportunities to our NEOs. Starting in 2020, we began evolving our equity compensation program in response to stockholder feedback that a larger portion of our equity awards be tied to performance metrics, by adding PRSUs based on relative TSR as well as financial performance metrics. The chart below illustrates the evolution of our long-term incentive compensation design through Fiscal 2023:

Fiscal 2015–2019
Options = 50%
RSUs = 50%
Fiscal 2020
mPRSUs = 75%
Payout range: 0–200%
Performance: Relative TSR
RSUs = 25%
Fiscal 2021–2022
mPRSUs = 25%
Payout range: 0–200%
Performance: Relative TSR
fPRSUs = 25%
Payout range: 0–200%
Performance: Adjusted net income and revenue
RSUs = 50%
Fiscal 2023
fPRSUs = 55% (with mPRSU modifier)
Payout range: 0–150%
Performance: adjusted net income. Relative TSR modifier can increase or decrease achievement by 20%
RSUs = 45%
Link to compensation philosophy
Directly links NEO compensation to Company performance
Promotes retention
Aligns NEO interest with stockholders
Promotes retention

*Weightings are at target performance level; the actual mix of equity will vary with PRSU achievement.
In 2023, NEO's equity awards were comprised of RSUs and PRSUs. We believe that RSUs offer predictable value delivery and promote retention of our executive officers while aligning their interests with the long-term interests of our stockholders in a manner consistent with competitive market practices. We believe that PRSUs directly link a significant portion of our executive officers’ target total direct compensation to our financial and stock price performance based on the achievement of pre-established measures. Together, RSUs and PRSUs are important tools to motivate and retain our highly valuable NEOs, since the value of the awards is delivered over a three-year period, subject to their continued service.
In determining the size of the equity grant awarded to our NEOs, the Compensation Committee considers the factors set forth in the section entitled “Process for Setting Compensation—Role of Compensation Committee”. The Compensation Committee also considers the dilutive effect of our long-term incentive compensation practices, and the overall impact that these equity awards, as well as awards to other employees, will have on stockholder value. The Compensation Committee also applies its subjective judgment to determine the appropriate size of each NEO’s equity award.

54

EXECUTIVE COMPENSATION
2023 equity awards
2023 equity awards - structure
In 2023, our NEOs' annual equity awards were comprised of 55% PRSUs and 45% RSUs.

(1)Excludes one-time inducement grant of 215,054 RSUs granted to Mr. McCullough in connection with his appointment as Chief Product Officer in July 2023.
The RSUs vest in equal quarterly installments over a three year period. For the financial-PRSUs, the Compensation Committee selected adjusted net income as the financial metric and a modifier dependent on relative stockholder return compared to the Russell 3000 index. The Compensation Committee believed that this structure would incentivize NEOs to drive the Company's strategic objective of increasing profitability of operations and creating stockholder value.

Financial PRSUs	Our Rationale
Adjusted Net Income Metric	Use of adjusted net income focuses NEOs on profitable growth and introduces another profitability measure that differs from adjusted EBITDA used in the 2023 Bonus Plan.
TSR Modifier	Use of TSR modifier increases alignment between Company performance and stockholder value by increasing or decreasing the shares earned due to achievement of the adjusted net income metric based on TSR performance.
With respect to the adjusted net income metric, achievement is measured over three one-year performance periods, with vesting occurring at the end of all performance periods. This structure balances the difficulty of setting reasonable longer-term targets with a desire for financial-PRSUs to have a longer-term retention incentive. While the Compensation Committee understands the benefit of a longer performance period for the financial-PRSUs, it has been difficult to set longer term targets in recent years due to the significant changes in the Company's business due to acquisitions and other changes to Company strategy. The Compensation Committee will continue to consider moving towards longer-term performance periods at the appropriate business stage.
At the end of each performance period, the number of financial-PRSUs that are earned will be determined based on the Company's performance against the adjusted net income target as modified by a relative TSR modifier only if the threshold level of adjusted net income is achieved. However, where absolute TSR of the Company is negative over the applicable performance period, the TSR modifier cannot exceed 0% and the total Award Multiplier cannot exceed 125% regardless of relative TSR performance.
The following illustration depicts how the number of shares earned is calculated:

TARGET PRSUS

X

ANI AWARD MULTIPLIER

X

RELATIVE TSR MODIFIER (as applicable)

=

SHARES EARNED

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EXECUTIVE COMPENSATION
The relative TSR modifier, which can range from -20% to +20% is based on the difference between the Company's TSR as compared to the TSR of the Russell 3000 Index as of the end of each performance period, using a 30 day average stock price. The table below sets forth the award multiplier framework relative to target applicable to the first performance period of the financial-PRSUs granted in March 2023, with performance between any of the following levels interpolated on a straight-line basis:

Adjusted Net Income(1)(2) (% of Target)	Adjusted Net Income ($) (in millions)	Award Multiplier			2U TSR v. Russell 3000 TSR Variance	TSR Modifier(4)
< 90%	< 22.3	0%		High	20%	20%
90%	22.3	50%		Target	0%	0%
100%	24.8	90%		Low	-20%	-20%
≥125%	≥31.0	130%	(3)
(1)Adjusted net income, a non-GAAP measure, is defined as net income or net loss, as applicable, before income tax benefit on amortization of acquired assets, amortization expense on acquired intangible assets, transaction expense, integration expense, restructuring-related expense, shareholder activism expense, certain litigation-related expense, consisting of fees for certain non-ordinary course litigation and other proceedings, debt modification expense and loss on debt extinguishment, stock-based compensation expense and other income (expense), net. Under the terms of the award the financial impact of any mergers and acquisition activity or other extraordinary or non-recurring transactions may be excluded in the Compensation Committee's discretion.
(2)In February 2024, the Compensation Committee set the new adjusted net income targets for the second performance period of these financial-PRSUs. The Compensation Committee will set the targets applicable to the third performance period of these financial-PRSUs in the first quarter of the third performance period.
(3)If absolute TSR of the Company is negative over the applicable performance period, the total Award Multiplier cannot exceed 125%.
(4)If the Company's absolute TSR is negative, the TSR modifier cannot exceed 0%.
2023 equity awards - award value
In February 2023, in connection with its annual review of our executive compensation program, the Compensation Committee determined each NEO's equity award (other than Mr. McCullough, who joined the Company in mid-2023) and based each NEO's equity award on a set number of shares rather than on a target dollar value. The Compensation Committee determined to grant each NEO (other than Mr. Mokkarala) the same number of shares as such NEO received in 2022 and determined to grant Mr. Mokkarala the same number of shares as Mr. Norden for internal pay equity purposes. This resulted in a decrease to the value of each NEO's equity award by 43% on average. In July 2023, the Compensation Committee approved Mr. McCullough's equity award, also based on a set number of shares, in connection with his hiring. In determining the amount of each NEO's equity award, the Compensation Committee took into consideration the market data analysis provided by the independent compensation consultant, individual performance and contribution to the Company, level of experience and responsibilities, criticality and uniqueness of roles, share availability under the 2014 Plan, internal pay equity and the recommendations of our Chief Executive Officer (except with respect to his own equity award).
The total number of RSUs and PRSUs the Compensation Committee approved for each NEO in connection with the 2023 long-term incentive compensation program, as well as the resulting award value, was as follows:

	2023
Named Executive Officer	RSUs (number of shares)	PRSUs (number of shares)(1)	Award Value on Grant Date(2) ($)	2022 Target Grant Value ($)	Change in Target Value from 2022
Paul S. Lalljie	178,603	218,293	2,683,017	4,800,000	(44)%
Matthew J. Norden	74,417	90,955	1,117,915	2,000,000	(44)%
Aaron M. McCullough(3)	215,054	—	851,614	—	—
Christopher J. Paucek(4)	372,089	454,776	5,589,607	10,000,000	(44)%
Harsha Mokkarala(5)	74,417	90,955	1,117,915	1,800,000	(38)%
(1)The values in this table vary from the "Stock Awards" column in the Summary Compensation Table, which is required to show the grant date fair value of RSUs and PRSUs granted to our NEOs, calculated in accordance with ASC Topic 718. In accordance with ASC Topic 718, PRSUs are considered granted when the performance metrics are set. For a description of RSUs and PRSUs granted in 2023, including RSUs and PRSUs awarded in prior years for which the Compensation Committee set performance metrics in 2023, see footnote 1 to the Summary Compensation Table.
(2)For 2023, the Compensation Committee did not use a target value to set the number of RSUs and PRSUs granted. Therefore, these amounts represent the total number of RSUs and PRSUs granted to each NEO multiplied by the stock price on the date they were awarded.
(3)Mr. McCullough joined the Company in July 2023 and was appointed President of the Alternative Credential Segment in January 2024.
(4)Mr. Paucek resigned from the position of Chief Executive Officer effective as of November 16, 2023.
(5)Mr. Mokkarala resigned from the position of Chief Revenue Officer effective as of January 3, 2024.

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EXECUTIVE COMPENSATION
2023 equity award - achievement
In February 2024, the Compensation Committee determined that for the first performance period of the financial-PRSUs granted in 2023, the Company achieved the adjusted net income measure at 61.9% of target resulting in 0% of the total PRSUs eligible to be earned for the first performance period being earned. The relative TSR modifier was not applicable because the threshold level of adjusted net income was not achieved.

	Minimum	Target	Maximum	Achievement
Adj. Net Income
2022 PRSU grant and achievement
In March 2022, the Compensation Committee granted market-PRSUs and financial-PRSUs to our NEOs, which comprised in the aggregate 50% of each NEO's annual equity award value. The market-PRSUs were eligible to vest, if at all, based on the Company's relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over one three-year performance period commencing on January 1, 2022. The performance period for these market-PRSUs has not concluded, so these awards have not yet vested. The financial-PRSUs were eligible to vest, if at all, at the end of all three performance periods based on the Company's achievement of revenue and adjusted net income targets as measured over three one-year performance periods. At the end of each performance period, the number of financial-PRSUs that are earned is determined based on the Company's performance against the revenue and adjusted net income targets. The table below sets forth the targets and achievement framework applicable to the second tranche of the financial-PRSUs, with performance between any of the following levels interpolated on a straight-line basis:

Adjusted Net Income(1) (% of Target)	Adjusted Net Income ($) (in millions)	Award Multiplier	Revenue Target (% of Target)	Revenue ($) (in millions)	Award Multiplier
< 75%	< 18.6	0%	< 95%	< 940.5	0%
75%	18.6	50%	95%	940.5	50%
100%	24.8	100%	100%	990.0	100%
125%	31.0	150%	105%	1,039.5	150%
≥ 150%	≥ 37.2	200%	≥ 110%	≥1,1089.0	200%
(1)Adjusted net income, a non-GAAP measure, is defined as net income or net loss, as applicable, before income tax benefit on amortization of acquired assets, amortization expense on acquired intangible assets, transaction expense, integration expense, restructuring-related expense, shareholder activism expense, certain litigation-related expense, consisting of fees for certain non-ordinary course litigation and other proceedings, debt modification expense and loss on debt extinguishment, stock-based compensation expense and other income (expense), net. Under the terms of the award the financial impact of any mergers and acquisition activity or other extraordinary or non-recurring transactions may be excluded in the Compensation Committee's discretion.
In February 2024, the Compensation Committee determined that for the second performance period of the financial-PRSUs granted in 2022, the Company achieved the revenue measure at 95.6% of target resulting in an award multiplier of 55.5% for the revenue measure and the Company achieved the adjusted net income measure at 61.9% of target resulting in an award multiplier of 0% for the adjusted net income measure. The revenue and adjusted net income performance measures were equally weighted, and therefore these performance levels resulted in 27.8% of the total PRSUs eligible to be earned for the second performance period being earned. These earned PRSUs will not vest until the end of the three year performance period.

	Minimum	Target	Maximum	Achievement
Revenue
Adj. Net Income

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EXECUTIVE COMPENSATION
A summary of the achievement for each of the completed performance periods of this award is below:

2022 fPRSU	Achievement
Year 1 (ending December 31, 2022)	100.0%
Year 2 (ending December 31, 2023)	27.8%
In February 2024, the Compensation Committee set the new adjusted net income and revenue targets for the third performance period of these financial-PRSUs.
2021 PRSU grant and achievement
In March 2021, the Compensation Committee granted market-PRSUs and financial-PRSUs to our NEOs, which comprised in the aggregate 50% of each NEO's annual equity award value. The market-PRSUs were eligible to vest, if at all, based on the Company's relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over one three-year performance period commencing on January 1, 2021 and ending on December 31, 2023. At the end of the performance period, the number of market-PRSUs that vest is determined based on the Company's relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as set forth in the table below, with performance between any of the following levels interpolated on a straight-line basis:

2U TSR Compared to Index	Award Multiplier
< 25th percentile	0%
25th percentile	50%
50th percentile	100%
75th percentile	150%
100th percentile	200%
In March 2024, the Compensation Committee determined that the Company’s TSR was below the 1st percentile as compared to the TSR of the companies that comprise the Russell 3000 Index and accordingly, 0% of the PRSUs eligible to be earned vested.

	Minimum	Target	Maximum	Achievement
Relative TSR
The financial-PRSUs were eligible to vest, if at all, at the end of all three performance periods based on the Company's achievement of revenue and adjusted net income targets as measured over three one-year performance periods. At the end of each performance period, the number of financial-PRSUs that are earned is determined based on the Company's performance against the revenue and adjusted net income targets. The targets and achievement framework applicable to the third tranche of the financial-PRSUs granted in March 2021 was the same as the targets and achievement framework applicable to the second tranche of the financial-PRSUs granted in March 2022, as described above in the section entitled "Long-Term Incentive Compensation—2022 PRSU Grant and Achievement". Therefore, the Company's achievement on each financial measure was the same - 95.6% of target for revenue and 61.9% of target for adjusted net income - resulting in 27.8% of the total PRSUs eligible to be earned for the third performance period being earned. The PRSUs earned for each performance period vested on December 31, 2023.

	Minimum	Target	Maximum	Achievement
Revenue
Adj. Net Income

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EXECUTIVE COMPENSATION
A summary of the achievement for each performance period for the financial-PRSUs in this award as well as a summary of the overall achievement for the financial-PRSUs and market-PRSUs is below:

2021 fPRSU	Achievement
fPRSU Year 1 (ending December 31, 2021)	112.7%
fPRSU Year 2 (ending December 31, 2022)	100%
fPRSU Year 3 (ending December 31, 2023)	27.8%
Total (% of eligible fPRSUs earned)	80.2%

2021 PRSUs: Overall Achievement	% of 2021 PRSU Award	Achievement
fPRSU Performance (average; three 1-year performance periods)	50%	80.2%
mPRSU Performance (one 3-year performance period)	50%	0%
Total (% of eligible PRSUs earned)		40.1%
Other benefits
Our NEOs are eligible to participate in the same group insurance and employee benefit plans generally available to our other salaried employees in the U.S. These benefits include medical, dental, vision and disability benefits and other plans and programs made available to other eligible employees. The Company also has a 401(k) plan covering eligible employees, including our NEOs. All participants in the 401(k) plan, including each NEO, are eligible to make pre‑tax contributions. The Company makes matching contributions to the 401(k) plan on behalf of our NEOs, consistent with those provided to all of our employees. We also offer our NEOs a financial and tax planning benefit, which is intended to assist NEOs in managing their financial and tax activities, thereby enabling them maximize the benefit of the Company's compensation program and focus on the business.
Process for setting compensation.
Role of compensation committee
The Compensation Committee is primarily responsible for establishing, approving and adjusting compensation arrangements for our NEOs, including our Chief Executive Officer, and for reviewing and approving corporate goals and objectives relevant to these compensation arrangements, evaluating executive performance and considering factors related to the performance of the Company, including accomplishment of our long-term business and financial goals. The Compensation Committee reviews the compensation of our executive officers, including our NEOs, on an annual basis, or more frequently in certain situations, to ensure the executives are properly incentivized, and makes adjustments as necessary. In determining base salaries, bonus targets and equity incentive awards for our NEOs, our Compensation Committee considers the following factors:
•our performance in the previous year, based on financial and non-financial metrics;
•the NEO’s historical compensation levels;
•the NEO’s role, responsibilities and skills;
•the proposed compensation packages for other NEOs (internal pay equity);
•compensation trends and the market compensation for comparable positions;
•individual performance as compared to our expectations and objectives;
•our desire to drive short- and long-term results that are in the best interests of our stockholders; and
•our outlook and operating plan for the upcoming year.
As part of this review, the Compensation Committee is provided with relevant information, such as the competitive market data described further below, to use as a reference when setting each individual compensation element and target total direct compensation levels.

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EXECUTIVE COMPENSATION
Role of management
In carrying out its responsibilities, our Compensation Committee works with members of our management, including our Chief Executive Officer, Chief Financial Officer, Chief People Officer, Chief Legal Officer, and other human resources, finance, and legal professionals. Typically, our management assists the Compensation Committee by providing information on corporate and individual performance and management’s perspective and recommendations on compensation matters. Our Chief Executive Officer, Chief Financial Officer, Chief People Officer, Chief Legal Officer and other members of our human resources, finance and legal departments may attend meetings of the Compensation Committee to present information and answer questions. Our Chief Executive Officer may also make recommendations to the Compensation Committee regarding compensation for our NEOs, other than for himself, because of his daily involvement with our NEOs. Our Compensation Committee solicits and reviews our Chief Executive Officer’s recommendations as one of several factors in making compensation decisions, along with recommendations and market data obtained from our compensation consultant, and the Compensation Committee’s own independent judgment. No NEO participates directly in the final deliberations or determinations regarding their own compensation package.
Role of compensation consultant
The Compensation Committee is authorized to retain the services of executive compensation advisors, as it sees fit, in connection with oversight of our executive compensation program. With respect to the Compensation Committee's independent compensation consultant, the Compensation Committee conducts an annual assessment of the consultant’s performance and re-appoints the consultant each year. In 2022, the Compensation Committee appointed Willis Towers Watson to advise on our executive compensation programs and practices and our executive compensation decisions for 2023. During mid-2022 and early 2023, Willis Towers Watson provided the following services as requested by the Compensation Committee:
•evaluated the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals relative to market norms;
•reviewed and assessed our peer group of companies to understand competitive market compensation practices;
•provided and analyzed compensation market data;
•reviewed and assessed our current NEO compensation practices and equity profile relative to our peers;
•provided information regarding executive retention strategies; and
•reviewed and assessed whether our non-employee director compensation policy is appropriate for a publicly traded company, including providing compensation market data.
The Compensation Committee assessed each of the independence factors established by the SEC and Nasdaq and concluded that the engagement of Willis Towers Watson did not raise any conflict of interest with the Company or any of its directors or executive officers. Willis Towers Watson attended each Compensation Committee meeting and certain preparatory meetings with management, as requested by the Compensation Committee or management.
Compensation peer group
As part of its deliberations, the Compensation Committee considers competitive market data and related analysis on executive compensation levels and practices that is provided by its independent compensation consultant. In October 2022, our Compensation Committee reviewed comparative executive compensation data provided by the independent compensation consultant and identified our compensation peer group for 2023 compensation decisions based generally on the selection criteria described below.

Selection Criteria	Criteria Range
Revenue (last four quarters)	.5x – 3x the Company’s last four quarters of revenue as of August 2022
Market Capitalization	.25x – 4x the Company’s 30-day average market cap as of August 2022

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EXECUTIVE COMPENSATION
In general, the Compensation Committee believes that revenue is a more important factor in evaluating size of potential peer companies than market capitalization since market capitalization can fluctuate due to factors unrelated to a company’s underlying performance. In addition to the selection criteria noted above, the Compensation Committee sought to include U.S. headquartered companies that operate in the application software market or in the education services industry. Potential peer group companies were evaluated based on the most recent data available as of August 2022. With the assistance of the independent compensation consultant, the Compensation Committee ultimately identified our peer group for 2023 compensation decisions, consisting of the following 17 companies.

Adtalem Global Education	Coursera	LivePerson	Ring Central
Blackbaud	Grand Canyon Education	New Relic	Strategic Education
Chegg	Guidewire Software	Paylocity Holdings	Stride
Coupa Software	Laureate Education	PowerSchool Holdings, Inc.	Verint Systems
Workiva

New peer in 2023.
This compensation peer group differed from our compensation peer group approved by the Compensation Committee for 2022 compensation decisions due to certain companies being removed because they were acquired and other companies being added because they fell within the parameters identified by the Compensation Committee for our peer group as described above.
In performing the executive compensation assessment for 2023, the independent compensation consultant used market data that reflected 50/50 blend of (1) compensation data from the peer group above and (2) survey data from the Radford Global Technology Survey of software companies with $500 million to $1.5 billion in annual revenues for our CEO and CFO roles and only survey data for our other NEO roles. Collectively, we refer to the peer group data and the Radford data as the “market data.”
We believe that peer group and other market comparisons are useful guidelines to measure the competitiveness of our compensation practices. The Compensation Committee has not adopted any formal benchmarking guidelines and generally uses the market data solely as a reference point during the course of its deliberations regarding compensation decisions. The Compensation Committee maintains discretion to set levels of executive compensation above or below peer levels based upon distinguishing factors such as our internal pay equity and compensation budget, individual performance and contribution to the Company, an executive’s level of experience and responsibilities, and comparability of roles within other peer companies.
Consideration of annual "say-on-pay" voting results

Our stockholders have the opportunity to cast an annual advisory vote on our executive compensation programs (“say-on-pay vote”). Our 2023 proxy statement described our executive compensation programs for fiscal year 2022 as well as certain elements of our executive compensation program for fiscal year 2023. Although the vote is non-binding, the Compensation Committee considers the results of the say-on-pay vote when making compensation decisions, allowing our stockholders to provide input on our compensation philosophy, policies and practices.
Approximately 88% of voted shares approved our NEO compensation as disclosed in last year's proxy statement.

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EXECUTIVE COMPENSATION
Other compensation policies.
Compensation recovery policy
Our Board of Directors has adopted a compensation recovery plan (the “Clawback Policy") in accordance with Nasdaq's listing standards. The Clawback Policy applies to all incentive-based compensation, which is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, received by our executive officers, including our NEOs. The Clawback Policy applies in the case of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Clawback Policy provides that promptly following such an accounting restatement, the amount of erroneously awarded compensation will be determined, which is the excess of the amount of incentive-based compensation received by current and former executive officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts. The Company will provide each such executive officer with a written notice of such amount and a demand for repayment or return. If such repayment or return is not made within a reasonable time, the Clawback Policy provides that the Company will recover the erroneously awarded compensation in a reasonable and prompt manner using any lawful method, subject to limited exceptions as permitted by Nasdaq.
Executive stock ownership guidelines
In April 2020, we adopted stock ownership guidelines that apply to our NEOs. Within five years from becoming subject to the guidelines such NEOs are required to own shares of our common stock with a value at least equal to the following:

Chief Executive Officer	3x annual base salary
Chief Financial Officer	2x annual base salary
Other Covered Executives	1x annual base salary
Shares counted towards meeting the ownership guidelines include (i) shares owned directly or indirectly, (ii) shares held by a qualifying trust, (iii) shares held by a 401(k) plan or other qualified pension or profit-sharing plan for the benefit of the executive and (iv) shares underlying vested restricted stock units where settlement of such shares has been deferred. Each executive remains subject to the stock ownership guidelines as long as they remain in their role. Exceptions to the guidelines may be made in the case of extraordinary circumstances, such as personal hardship, in the Nominating and Corporate Governance Committee’s sole discretion.
Employment arrangements
In connection with Mr. Lalljie's appointment as our Chief Executive Officer and Mr. Norden's appointment as our Chief Financial Officer, we entered into employment letter agreements with Messrs. Lalljie and Norden on November 16, 2023 (their respective employment letter agreements, the "Lalljie Employment Letter Agreement" and the "Norden Employment Letter Agreement")
Pursuant to the terms of the Lalljie Employment Letter Agreement, Mr. Lalljie will be eligible to receive an annual base salary of $750,000, an annual bonus target amount equal to 115% of his annual base salary, beginning in calendar year 2024, an annual equity grant with a target grant date fair value in an amount to be determined by the Compensation Committee, and to participate in the retirement, health and welfare plans generally made available to other executive officers of the Company. In addition, Mr. Lalljie will participate in the Severance Plan (as defined below) as a Tier I Participant.
Pursuant to the terms of the Norden Employment Letter Agreement, Mr. Norden will be eligible to receive an annual base salary of $575,000, an annual bonus with a target amount equal to 100% of his annual base salary, beginning in calendar year 2024, an annual equity grant with a target grant date fair value in an amount determined by the Committee, and to participate in the retirement, health and welfare plans generally made available to other executive officers of the Company. In addition, Mr. Norden will continue participating in the Severance Plan as a Tier II Participant.
In addition, we are party to arrangements that provide for severance payments and benefits to our NEOs. Please see “Potential Payments Upon Termination of Employment and in Connection with Change of Control Arrangements” for information regarding the severance provisions for our NEOs.

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EXECUTIVE COMPENSATION
Anti-hedging and anti-pledging policies
Our insider trading policy provides that no one subject to the policy, which includes all Company officers, directors and employees, as well as consultants and contractors who may have access to inside information (each, an “Insider”) may engage in the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities. Our insider trading policy further provides that no Insider may engage in hedging or monetization transactions involving our securities, pledge our securities as collateral for a loan, or hold our securities in a margin account.
Risk assessment
The Compensation Committee has reviewed the Company’s compensation programs for employees, including NEOs, and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Compensation Committee considered the following factors:
•The Company’s compensation programs are well-designed to encourage behaviors aligned with the long-term interests of stockholders;
•The Company’s compensation programs include design features that reduce the likelihood of excessive risk taking, such as reasonable performance targets, capped incentive compensation payouts, a balance of cash and stock-based incentives;
•The Company maintains policies to mitigate compensation risk, including stock ownership guidelines and a claw-back policy; and
•The Compensation Committee exercises an appropriate level of independent oversight of compensation decisions and related risk.
Policy regarding 10b5-1 plans for directors and executive officers
We typically encourage our executive officers and members of our Board to adopt plans in accordance with Exchange Act Rule 10b5-1 for sales of securities which they beneficially own, and our Insider Trading Policy expressly provides that such individuals may not trade in our equity securities during “blackout” periods.
Compensation committee report*
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, we recommended to the Board, and the Board approved that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the Compensation Committee
TIMOTHY M. HALEY (CHAIR)
PAUL A. MAEDER
ROBERT M. STAVIS
*The Compensation Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing of 2U under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that 2U specifically incorporates the Compensation Committee Report by reference therein.
Compensation committee interlocks and insider participation.
No director who served on the Compensation Committee during 2023 is a former or current officer or employee of the Company or any of its subsidiaries. In addition, during the last completed fiscal year, none of our executive officers has served as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of our Board or Compensation Committee.

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EXECUTIVE COMPENSATION
Executive compensation tables
2023 summary compensation table.
The following table sets forth summary information regarding compensation earned during the years ended December 31, 2023, 2022 and 2021 by our NEOs. The following table includes all compensation earned by our NEOs for the respective periods, regardless of whether such amounts were actually paid during that period.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Paul S. Lalljie Chief Executive Officer	2023	580,192	—	2,193,399	—	—	13,200	2,786,791
	2022	550,000	—	5,420,434	—	—	12,200	5,982,634
	2021	540,846	—	7,753,780	—	524,315	8,304	8,827,245
Matthew J. Norden Chief Financial Officer and Chief Legal Officer	2023	458,962	—	913,918	—	—	28,227	1,401,107
	2022	435,000	—	2,351,977	—	—	34,328	2,821,305
	2021	425,846	—	3,474,252	—	290,280	19,642	4,210,020
Aaron M. McCullough(4) President, Alternative Credential Segment	2023	205,962	200,000	851,614	—	—	—	1,257,576
	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—
Christopher J. Paucek Former Chief Executive Officer	2023	750,000	—	4,569,574	—	—	9,900	5,329,474
	2022	750,000	—	11,176,682	—	—	9,150	11,935,832
	2021	726,462	—	15,851,749	—	822,221	6,162	17,406,594
Harsha Mokkarala(5) Former Chief Revenue Officer	2023	435,000	—	816,876	—	—	13,200	1,265,076
	2022	414,733	—	2,414,896	—	—	12,200	2,841,829
	2021	—	—	—	—	—	—	—
(1)These amounts do not reflect the actual economic value realized by the NEO. In accordance with SEC rules, this column represents the grant date fair value of the RSUs and PRSUs granted to our NEOs in 2023, 2022 and 2021, calculated in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures. In accordance with ASC Topic 718, PRSUs are considered granted when the performance metrics are set. The grant date fair value of each RSU and financial-PRSU is based on the closing price of our stock on the date of grant. The grant date fair value of each market-PRSU is based on the probable outcome of the market-based performance conditions on the grant date and was determined using a Monte Carlo model that utilizes stock volatility, dividend yield and the Company’s TSR relative to the TSR of the companies in the Russell 3000 Index. The grant date fair value of each financial-PRSU with a TSR modifier is based on the sum of the closing price of our stock on the grant date and the fair value of the TSR-performance component of the award, which was determined using a Monte Carlo model. For more information on the assumptions we used in the Monte Carlo models, see Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 06, 2024. The following table summarizes the elements included in the "Stock Awards" column reported for fiscal 2023:

Award Year	Grant Type	Paul S. Lalljie	Matthew J. Norden	Aaron M. McCullough	Christopher J. Paucek	Harsha Mokkarala
2021	fPRSU (a)	$97,666	$40,702	$—	$203,456	$20,357
2022	fPRSU (b)	368,114	153,383	—	766,913	76,686
2023	fPRSU (c)	520,263	216,774	—	1,083,883	216,774
2023	RSU	1,207,356	503,059	851,614	2,515,322	503,059
		$2,193,399	$913,918	$851,614	$4,569,574	$816,876
(a)Reflects the aggregate grant date fair value of one third of the financial-PRSUs granted in 2021, which were based on performance over three one-year periods, with performance metrics set annually.
(b)Reflects the aggregate grant date fair value of one third of the financial-PRSUs granted in 2022, which are based on performance over three one-year periods, with performance metrics set annually.
(c)Reflects the aggregate grant date fair value of one third of the financial-PRSUs granted in 2023, which are based on performance over three one-year periods, with performance metrics set annually.

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EXECUTIVE COMPENSATION
The following table summarizes the maximum potential values of the PRSUs in dollars, based on the closing price per share of our common stock on the grant date, for PRSUs granted in 2023:

Award Year	Grant Type	Paul S. Lalljie	Matthew J. Norden	Aaron M. McCullough	Christopher J. Paucek	Harsha Mokkarala
2021	fPRSU	$195,332	$81,405	$—	$406,913	$40,714
2022	fPRSU	736,227	306,765	—	1,533,825	153,371
2023	fPRSU	737,827	307,425	—	1,537,143	307,425
(2)Amounts shown represent the cash amounts paid under our bonus plans. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Performance-Based Annual Bonuses” for additional information regarding the 2023 Bonus Plan.
(3)Amounts shown represent 401(k) matching contributions paid by us. For Mr. Norden, amounts shown for 2023 include $15,300 related to use of a financial and tax planning benefit.
(4)Mr. McCullough was not an NEO in 2021 or 2022.
(5)Mr. Mokkarala was not an NEO in 2021.

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EXECUTIVE COMPENSATION
2023 grants of plan-based awards.
The following table sets forth certain information with respect to all plan-based awards granted to our NEOs during the 2023 fiscal year. Except for the RSUs awarded to Mr. McCullough on July 11, 2023, all awards were issued under our 2014 Plan.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Paul S. Lalljie	Bonus	N/A	263,494	862,500	1,293,750	—	—	—	—	—
	fPRSUs	02/15/2023	—	—	—	4,387	8,775	17,550	—	97,666
	fPRSUs	02/15/2023	—	—	—	16,537	33,074	66,148	—	368,114
	fPRSUs	03/27/2023	—	—	—	21,829	72,764	109,146	—	520,263
	RSUs	03/27/2023	—	—	—	—	—	—	178,603	1,207,356
Matthew J. Norden	Bonus	N/A	175,663	575,000	862,500	—	—	—	—	—
	fPRSUs	02/15/2023	—	—	—	1,828	3,657	7,314	—	40,702
	fPRSUs	02/15/2023	—	—	—	6,890	13,781	27,562	—	153,383
	fPRSUs	03/27/2023	—	—	—	9,095	30,318	45,477	—	216,774
	RSUs	03/27/2023	—	—	—	—	—	—	74,417	503,059
Aaron M. McCullough	Bonus	N/A	96,233	315,000	472,500	—	—	—	—	—
	RSUs	07/11/2023	—	—	—	—	—	—	215,054	851,614
Christopher J. Paucek	Bonus	N/A	263,494	862,500	1,293,750	—	—	—	—	—
	fPRSUs	02/15/2023	—	—	—	9,140	18,280	36,560	—	203,456
	fPRSUs	02/15/2023	—	—	—	34,452	68,905	137,810	—	766,913
	fPRSUs	03/27/2023	—	—	—	45,477	151,592	227,388	—	1,083,883
	RSUs	03/27/2023	—	—	—	—	—	—	372,089	2,515,322
Harsha Mokkarala	Bonus	N/A	93,025	304,500	456,750	—	—	—	—	—
	fPRSUs	02/15/2023	—	—	—	914	1,829	3,658	—	20,357
	fPRSUs	02/15/2023	—	—	—	3,445	6,890	13,780	—	76,686
	fPRSUs	03/27/2023	—	—	—	9,095	30,318	45,477	—	216,774
	RSUs	03/27/2023	—	—	—	—	—	—	74,417	503,059
(1)Amounts shown represent the threshold, target and maximum amounts that could be paid under our 2023 Bonus Plan, as discussed in the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Performance-Based Annual Bonus.” Payout under the 2023 Bonus Plan is subject to achieving a threshold of at least 85% of the adjusted EBITDA target. Target payment amounts assume achievement of 100% of the adjusted EBITDA measure and 100% of the DE&I measures. Payments were capped at a maximum of 150% for achievement of 110% or more of the target for the adjusted EBITDA measure. Actual cash incentive awards earned in fiscal year 2023 by the NEO under our 2023 Bonus Plan are shown in the column titled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table.
(2)Represents PRSUs granted to the NEOs during 2023. Amounts shown represent the number of shares of common stock eligible to vest at threshold, target and maximum levels of performance. In February 2024, the Compensation Committee determined that the achievement percentage applicable for the third performance period of the financial-PRSUs granted in February 2021 and the second performance period of the financial-PRSUs granted in March 2022 was 27.8% and the achievement percentage applicable for the first performance period of the financial-PRSUs granted in March 2023 was 0%.
(3)Represents time-based RSUs granted to the NEOs during 2023, which vest in equal quarterly installments over three years, subject to the NEO's continued employment through each applicable vesting date.
(4)Amounts shown represent the grant date fair value for PRSU and RSUs, as applicable, calculated in accordance with ASC Topic 718. The grant date fair value of each RSU and each financial-PRSU is based on the closing price of our common stock on the grant date. The grant date fair value of each market-PRSU is based on the probable outcome of the market-based performance conditions on the grant date and was determined using a Monte Carlo model that utilizes stock volatility, dividend yield and the Company’s TSR relative to the TSR of the companies in the Russell 3000 Index. The grant date fair value of each financial-PRSU with a TSR modifier is based on the sum of the closing price of our stock on the date of grant and the fair value of the TSR-performance component of the award, which was determined using a Monte Carlo model. For more information on the assumptions we used to calculate the grant date fair values for market-PRSUs and the TSR-performance component of the 2023 financial-PRSUs, see Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on March 06, 2024.

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EXECUTIVE COMPENSATION
Outstanding equity awards at 2023 fiscal year end.
The following table provides information about outstanding stock options and stock awards held by each of our NEOs as of December 31, 2023. Except for the RSUs awarded to Mr. McCullough on July 11, 2023, all stock options and stock awards were granted under our 2014 Plan.

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)(1)		Market Value of Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($)(2)
Name	Grant Date	Exercisable	Unexercisable(1)
Paul S. Lalljie	RSUs
	03/02/2021					4,387		5,396
	03/10/2022					82,687		101,705
	03/27/2023					133,952		164,761
	2022 mPRSUs
	03/10/2022								49,612	(9)	61,023
	2022 fPRSUs
	03/10/2022					33,074	(7)	40,681
	2/15/2023					9,194	(8)	11,309
Matthew J. Norden	Options
	03/06/2014	2,743	—	11.00	03/06/2024
	01/02/2015	914	—	19.48	01/02/2025
	04/01/2015	1,752	—	25.52	04/01/2025
	04/01/2016	4,985	—	22.67	04/01/2026
	04/01/2017	9,523	—	39.66	04/01/2027
	10/01/2017	1,442	—	56.04	10/01/2027
	04/01/2018	9,599	—	84.03	04/01/2028
	04/01/2019	11,322	—	72.02	04/01/2029
	RSUs
	03/02/2021					1,828		2,248
	03/10/2022					34,452		42,376
	03/27/2023					55,813		68,650
	2022 mPRSUs
	03/10/2022								20,671	(9)	25,425
	2022 fPRSUs
	03/10/2022					13,781	(7)	16,951
	2/15/2023					3,831	(8)	4,712
Aaron M. McCullough	RSUs
	07/11/2023					143,370	(6)	176,345

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EXECUTIVE COMPENSATION

		Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)(1)		Market Value of Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(3)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($)(2)
Name	Grant Date	Exercisable	Unexercisable(1)
Christopher J. Paucek	Options
	03/06/2014	157,350	—		11.00	03/06/2024
	04/01/2015	80,515	—		25.52	04/01/2025
	04/01/2016	90,862	—		22.67	04/01/2026
	04/01/2017	62,685	—		39.66	04/01/2027
	04/01/2018	70,399	—		84.03	04/01/2028
	04/01/2018	154,912	36,450	(4)	84.03	04/01/2028
	04/01/2019	83,031	—		72.02	04/01/2029
	RSUs
	04/01/2018						8,926	(5)	10,979
	03/02/2021						9,139		11,241
	3/10/2022						172,264		211,885
	03/27/2023						279,067		343,252
	2022 mPRSUs
	03/10/2022									103,358	(9)	127,130
	2022 fPRSUs
	03/10/2022						68,905	(7)	84,753
	02/15/2023						19,155	(8)	23,561
Harsha Mokkarala	Options
	04/01/2015	2,549	—		25.52	04/01/2025
	07/01/2015	2,746	—		30.83	07/01/2025
	04/01/2016	4,062	—		22.67	04/01/2026
	04/01/2017	5,488	—		39.66	04/01/2027
	04/01/2018	19,199	—		84.03	04/01/2028
	04/01/2019	22,644	—		72.02	04/01/2029
	RSUs
	03/02/2021						914		1,124
	03/10/2022						17,226		21,188
	07/21/2022						46,341		56,999
	03/27/2023						55,813		68,650
	2022 mPRSUs
	03/10/2022									10,335	(9)	12,712
	2022 fPRSUs
	03/10/2022						6,890	(7)	8,475
	02/15/2023						1,915	(8)	2,355
(1)Except as otherwise noted, (i) all stock options shown vest 25% on the first anniversary of their grant date, and the remaining 75% vest thereafter in 36 equal monthly installments, (ii) the expiration date of all stock options shown is 10 years after the grant date, (iii) each RSU vests in equal quarterly installments over a three-year period, and (iv) the vesting of each equity award is subject to the NEO's continued service through each applicable vesting date.
(2)Amounts shown are determined by multiplying the number of units that have not vested by $1.23 (the closing price of our common stock on the last trading day of fiscal year 2023).
(3)Represents PRSUs granted pursuant to our 2014 Plan.
(4)The award vests in equal monthly installments over a seven-year period.
(5)The award vests in equal annual installments over a seven-year period.
(6)One-third of the award vested on December 31, 2023. The remaining units vest in equal quarterly installments over a two-year period beginning with April 1, 2024, subject to the NEO's continued service through each applicable vesting date.
(7)In February 2023, the Compensation Committee determined that the achievement percentage for the first performance period of the financial-PRSUs awarded in March 2022 was 100%. The shares underlying these PRSUs are eligible to vest at the end of all three performance periods based on the Company’s achievement of revenue and adjusted net income targets as measured over three one-year performance periods commencing on January 1, 2022, January 1, 2023 and January 1, 2024, respectively. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive Compensation—2022 PRSU Grant and Achievement” for additional information about these awards.

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(8)In February 2024, the Compensation Committee determined that the achievement percentage for the second performance period of the financial-PRSUs awarded in March 2022 was 27.8%. The shares underlying these PRSUs are eligible to vest at the end of all three performance periods based on the Company’s achievement of revenue and adjusted net income targets as measured over three one-year performance periods commencing on January 1, 2022, January 1, 2023 and January 1, 2024, respectively. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive Compensation—2022 PRSU Grant and Achievement” for additional information about these awards.
(9)The market-PRSUs awarded in March 2022 are reported assuming the achievement of the threshold performance level. The shares underlying these PRSUs are eligible to vest based on the Company’s relative TSR as compared to the TSR of the companies that comprise the Russell 3000 Index, as measured over one three-year performance period commencing on January 1, 2022. See the section entitled “Compensation Discussion and Analysis—Compensation of our Named Executive Officers—Long-Term Incentive Compensation—2022 PRSU Grant and Achievement” for additional information about these awards.

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2023 option exercises and stock vested.
The following table provides information about the exercise of stock options and vesting of stock awards for each of our NEOs during the year ended December 31, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Paul S. Lalljie	—	—	148,108	724,730
Matthew J. Norden	—	—	64,341	319,266
Aaron M. McCullough	—	—	—	—
Christopher J. Paucek	—	—	320,921	1,595,424
Harsha Mokkarala	—	—	74,687	372,001
(1)Amounts shown represent the value realized upon vesting of the award calculated by multiplying (i) the number of shares of common stock that vested by (ii) the closing price of our common stock on the date of vesting.
Pension benefits.
Our executive officers, including our NEOs, did not participate in, or otherwise receive any benefits under, any defined benefit pension plan sponsored by us during the year ended December 31, 2023.
Nonqualified deferred compensation.
Our executive officers, including our NEOs, did not earn any nonqualified deferred compensation benefits from us during the year ended December 31, 2023.
Potential payments upon termination of employment and in connection with change of control arrangements.
Severance pay and change in control plan
On February 14, 2020, the Compensation Committee adopted a Severance Pay and Change in Control Plan (as amended, the “Severance Plan”) applicable to each of our NEOs. The Severance Plan was adopted to provide standardized severance benefits to current and future participants in the event of a participant’s termination without cause or resignation for good reason and supersedes any pre-existing severance benefits. Benefits under the Severance Plan are determined based on whether a participant is designated as a Tier I Participant, Tier II Participant or Tier III Participant. Mr. Lalljie is designated as a Tier I Participant and each of Mr. Norden and Mr. McCullough is a Tier II Participant. Mr. Paucek was a Tier I Participant until his resignation and Mr. Mokkarala was a Tier II Participant until his resignation.
Under the Severance Plan, in the event of termination of a NEO’s employment by the Company without “Cause” or, a resignation by the NEO for “Good Reason” (each a "Qualifying Termination") the NEO will receive, in addition to a prorated bonus for the year of termination (based on actual performance for the full-year):
•An amount equal to one times (or 1.5 times for Mr. Lalljie) the sum of the NEO’s annual base salary plus target bonus; and
•Payment or reimbursement of the full monthly cost for continued coverage for the NEO and the NEO’s eligible dependents under the Company’s group health plans pursuant to COBRA for up to 12 months following termination (or 18 months for Mr. Lalljie).
If, however, a NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason during the three month period prior to a Change in Control or the 12 month period following a Change in Control, the NEO will receive, in lieu of the payments and benefits describe above, a prorated bonus for the year of termination (based on actual performance for the full year) and:
•An amount equal to 1.5 times (or 2 times for Mr. Lalljie) the sum of the NEO’s annual base salary plus target annual bonus, generally payable in a lump sum; and
•An amount equal to the product of 1.02, multiplied by 12 (or 18 for Mr. Lalljie), multiplied by the monthly premium for the cost of insuring the NEO and the NEO’s eligible dependents under the Company’s group health plans in which the NEO participated immediately prior to the date of such termination, generally payable in a lump sum.

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For purposes of the Severance Plan as applied to the NEO:
“Cause” generally means the occurrence of any of the following events: (i) such participant’s indictment for, or conviction or plea of guilty or nolo contendere to, any felony or any crime involving moral turpitude under the laws of the United States or any state thereof; (ii) such participant’s commission of, or participation in, a fraud or act of willful dishonesty against the Company, or any intentional and unlawful harassment or discrimination in the course of such participant’s employment with the Company; (iii) such participant’s intentional, material violation of any contract or agreement between such participant and the Company which (if curable) is not cured within fifteen (15) days of written notice by the Company to such participant; (iv) such participant’s intentional and unauthorized use or disclosure of confidential information, which results, or would reasonably be expected to result, in material harm to the Company or its affiliates; or (v) such participant’s gross misconduct in connection with the performance of his duties.
“Good Reason” generally means the occurrence of any of the following events without the participant’s express written consent: (i) the continual assignment of duties that are not commensurate in any material respect with such participant’s position, or a material diminution in such participant’s position, authority, reporting lines or responsibilities, including, without limitation, such participant ceasing to have the same status, offices, titles and seniority with the Company (or the Company’s successor in interest or its ultimate parent resulting from a change in control) or to be in charge of a principal business unit, division or function (such as sales, administration or finance) of the Company (or such successor or ultimate parent) in which such participant had been in charge immediately prior to such diminution; (ii) a material reduction in such participant’s annual base salary and/or annual target incentive opportunity; (iii) a relocation of such participant’s principal work location to a location that is thirty five (35) miles or more from Washington, DC and results in a material increase in such participant’s commute from his primary residence; or (iv) the Company’s material violation of any written contract or agreement between such participant and the Company, including the Severance Plan.
The payments pursuant to the Severance Plan are in addition to, and not in lieu of, any accrued but unpaid salary, bonuses and/or employee welfare and other benefits to which a NEO is entitled.
Any outstanding awards under any equity-based or other long-term performance incentive compensation plan or program of the Company will generally be subject to and treated in accordance with the terms and conditions of the applicable plan, program, and/or award agreement.
Severance Plan benefits are generally subject to the NEO’s timely execution, delivery, and non-revocation of a general release of claims and compliance with applicable restrictive covenants.
Separation Arrangement - Mr. Paucek
On November 16, 2023, we entered into a Separation, Consulting and Release Agreement with Mr. Paucek (the “Paucek Agreement”). Because Mr. Paucek's separation constituted a "Qualifying Termination" under the Severance Plan, Mr. Paucek was entitled to the benefits provided for in the Severance Plan, as described above and below. In addition, pursuant to the Paucek Agreement, Mr. Paucek will serve as a consultant providing advisory and transition services to the Company, effective December 15, 2023 until April 3, 2025 (such period, the “Paucek Consulting Period”). The Paucek Agreement provides Mr. Paucek with a monthly consulting fee of $20,000, continued eligibility to vest in his outstanding equity awards and, upon completion of the Paucek Consulting Period, a payment of $183,333. However, if the Paucek Agreement is terminated by the Company without "cause" (as defined in the Paucek Agreement) prior to the completion of the Paucek Consulting Period, Mr. Paucek's outstanding equity awards will be treated in accordance with the terms and conditions of such equity awards, as set forth below.
Separation Arrangement - Mr. Mokkarala
On January 3, 2024, we entered into a Separation, Consulting and Release Agreement with Mr. Mokkarala (the “Mokkarala Agreement”). Because Mr. Mokkarala's separation did not constitute a "Qualifying Termination" under the Severance Plan, Mr. Mokkarala was not eligible for any benefits provided for in the Severance Plan. However, pursuant to the Mokkarala Agreement, Mr. Mokkarala will serve as a consultant providing advisory and transition services to the Company, effective January 15, 2024 until January 15, 2025 (such period, the "Mokkarala Consulting Period"). The Mokkarala Agreement provides Mr. Mokkarala with a monthly consulting fee of $17,000 and, upon completion of the Mokkarala Consulting Period, a payment of $10,000.
Change in control equity acceleration
The terms of option and time-based RSU award agreements under our 2014 Plan provide that options and time-based RSUs, respectively, granted to our NEOs will vest and become exercisable if their employment is terminated without cause or for good reason on or within 12 months after a change in control or if the awards are not assumed or substituted in the change in control on terms that preserve their intrinsic value. With respect to the market-PRSUs granted to certain NEOs in January 2020, March 2021 and March 2022, in the event of a change in control, if the achievement percentage is 100% or higher, a number of shares equal to (i) the total number of PRSUs eligible to be earned for any performance period with an end date

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following the change of control multiplied by (ii) the applicable achievement percentage based on the Company’s TSR prior to the change in control using the Company’s stock price at such time, will be earned and will vest immediately. However, if the achievement percentage is lower than 100%, a number of shares equal to (i) the prorated portion of the target number of PRSUs eligible to be earned during the applicable performance period multiplied by (ii) the applicable achievement percentage based on the Company’s TSR prior to the change in control using the Company’s stock price at such time, will be earned and will vest immediately. The remaining PRSUs will convert to time-based units that vest on the last day of the original performance period subject to accelerated vesting upon termination without cause or for good reason on or within 12 months following the change in control or if the awards are not assumed or substituted in the change in control on terms that preserve their intrinsic value. With respect to the financial-PRSUs granted to NEOs in March 2021, March 2022 and March 2023, in the event of a change in control, a number of shares equal (i) the prorated portion of the target PRSUs eligible to be earned during the applicable performance period multiplied by (ii) the applicable achievement percentage (which shall be 100% for any shortened performance period) will be earned and will vest immediately. NEOs are also deemed to vest in any PRSUs that were earned for prior performance periods that have not yet vested. The remaining PRSUs will convert to time-based units that vest on the last day of the original performance period subject to accelerated vesting upon termination without cause or for good reason on or within 12 months following the change in control or if the awards are not assumed or substituted in the change in control on terms that preserve their intrinsic value.
The table below provides an estimate of the value of the compensation due to each of our NEOs in the events described below, assuming that the change in control or termination of employment was effective on December 31, 2023, under the conditions described above and assuming a per-share stock price of $1.23, the price of our common stock on December 29, 2023 (the last trading day of the 2023 fiscal year). The actual amounts to be paid can only be determined at the time of the termination of employment or change in control, as applicable.

	Involuntary Termination						Change in Control Followed by Involuntary Termination
Name	Cash ($)		Equity ($)	Health Benefits ($)		Total ($)	Cash ($)		Equity ($)(1)	Health Benefits ($)		Total ($)
Paul S. Lalljie	2,418,750	(2)	—	38,345	(3)	2,457,095	3,225,000	(6)	736,829	39,112	(7)	4,000,941
Matthew J. Norden	1,150,000	(4)	—	25,563	(5)	1,175,563	1,725,000	(8)	307,006	26,074	(9)	2,058,080
Aaron M. McCullough	765,000	(4)	—	14	(5)	765,014	1,147,500	(8)	264,516	15	(9)	1,412,031
Christopher J. Paucek (10)	—		—	—		—	—		—	—		—
Harsha Mokkarala(11)	739,500	(4)	—	25,563	(5)	765,063	1,109,250	(8)	300,759	26,074	(9)	1,436,083
(1)The value of accelerated vesting of RSUs and PRSUs is based on the market price of our common stock at December 29, 2023) the last trading day of the 2023 fiscal year) of $1.23 per share.
(2)Represents 1.5x ((i) annual base salary plus (ii) target annual bonus for 2023) plus any Accrued Amounts (as defined in the Severance Plan).
(3)Represents estimated costs of continued healthcare coverage pursuant to COBRA for 18 months.
(4)Represents 1x ((i) annual base salary plus (ii) target annual bonus for 2023) plus any Accrued Amounts (as defined in the Severance Plan).
(5)Represents estimated costs of continued healthcare coverage pursuant to COBRA for 12 months.
(6)Represents 2x ((i) annual base salary plus (ii) target annual bonus for 2023) plus any Accrued Amounts (as defined in the Severance Plan).
(7)Represents estimate of 1.02x the cost of continued healthcare coverage pursuant to COBRA for 18 months.
(8)Represents 1.5x ((i) annual base salary plus (ii) target annual bonus for 2023) plus any Accrued Amounts (as defined in the Severance Plan).
(9)Represents estimate of 1.02x the cost of continued healthcare coverage pursuant to COBRA for 12 months.
(10)Pursuant to the Severance Plan, Mr. Paucek will receive an aggregate amount equal to $2,960,428 comprising an amount equal to (i) 1.5x ((a) annual base salary plus (b) target annual bonus for 2023), payable over a 12 month period, (ii) a monthly reimbursement of $2,130 for the full cost of his (including his dependents') continued coverage under COBRA for a period of 18 months, (iii) a monthly consulting fee of $20,000 from the date of his separation through April 3, 2025, and (iv) a cash payment of $183,333 upon the expiration of his consulting period, subject to his re-execution of a general release of claims.
(11)Mr. Mokkarala's resignation on January 15, 2024, did not constitute a "Qualifying Termination" under the Severance Plan, and he was not eligible to receive any severance payments or benefits under the Severance Plan or otherwise.

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Securities authorized for issuance under equity compensation plans.
The following table provides certain information as of December 31, 2023, with respect to our equity compensation plans (after giving effect to shares issued and/or vesting on such date):

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(2)
Equity compensation plans approved by security holders(3)	4,103,758	$27.79	8,822,003
Equity compensation plans not approved by security holders(4)	—	—	215,054
Total	4,103,758		9,037,057
(1)In addition to options, warrants and rights, our 2014 Plan allows awards to be made in the form of shares of RSUs or other forms of equity-based compensation. As of December 31, 2023, 5,999,755 shares of the Company’s common stock were subject to outstanding RSUs and PRSUs (at the target level of performance for outstanding PRSUs) issued under our 2014 Plan. RSUs are not taken into account for purposes of determining the weighted average exercise price in the table above.
(2)This number reflects 6,904,662 shares available for future issuance under our 2014 Plan and 1,917,341 shares available for issuance under our 2017 Employee Stock Purchase Plan (the “ESPP”) as of December 31, 2023. No shares remain available for future issuance under our 2008 Plan. As of December 31, 2023, 627,663 shares were subject to purchase rights which were exercised on January 2, 2024. As of January 2, 2024, no shares were subject to outstanding purchase rights under the ESPP.
(3)Under the terms of our 2014 Plan, the number of shares of the Company’s common stock that may be issued under the 2014 Plan will automatically increase on January 1st of each year, for a period of ten years, from January 1, 2015 continuing through January 1, 2024, by 5% of the total number of shares of the Company’s common stock outstanding on December 31st of the preceding calendar year, or a lesser number of shares as may be determined by the Board.
(4)In July 2023, as a material inducement to Mr. McCullough's appointment as President of the Alternative Credential Segment, he received a one-time inducement grant of 215,054 RSUs. In accordance with Nasdaq listing requirement, such grant was not required to be approved by stockholders.

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CEO pay ratio disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank") and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our “median employee” and the annual total compensation of Paul S. Lalljie, our Chief Executive Officer, during 2023. We consider the pay ratio specified to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K.
For 2023, our last completed fiscal year:
•The estimated median of the annual total compensation of all employees of the Company (excluding Mr. Lalljie) was $24,793;
•The annual total compensation of Mr. Lalljie, as reported in the Summary Compensation Table of this proxy statement was $2,786,791, but because Mr. Lalljie was not the CEO for the full fiscal year, we annualized his compensation for purposes of determining the 2023 pay ratio. Mr. Lalljie's annualized compensation was $2,957,499; and
•The ratio of the annual total compensation of Mr. Lalljie to the median employee’s annual total compensation is 119:1. Note that we have a large number of temporary or seasonal employees that may teach a course or boot camp in one semester but are not permanent employees. Excluding these employees, the estimated median of the annual total compensation of all employees of the Company (excluding Mr. Lalljie) was $64,226 and the ratio of the annual total compensation of Mr. Lalljie to the median employee's annual total compensation is 44:1.
To determine the median of the annual total compensation of all employees of the Company (other than Mr. Lalljie) in 2023, the methodology and the material assumptions, adjustments and estimates that we used were as follows:
•We selected December 31, 2023 as the date upon which we would identify our employee population and median employee.
•Using our tax and payroll records, we determined that, as of December 31, 2023, our employee population consisted of approximately 5,568 employees globally, including active full-time, part-time, seasonal and temporary employees.
•As permitted by SEC rules, we determined to exclude all of our employees located in Mexico, which constituted approximately 0.1% of our total employee population.
•We used taxable compensation, as determined in each applicable employing jurisdiction, during the 2023 fiscal year as a consistently applied compensation measure to identify our median employee. In making this determination, we annualized the compensation of all permanent employees hired during 2023. For South African employees, we converted taxable compensation to U.S. dollars using the rand to dollar exchange rate in effect on December 31, 2023.
Once our median employee was identified in the manner described above, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of Mr. Lalljie, as reported in the Summary Compensation Table of this proxy statement.
It should be noted that the SEC pay ratio disclosure rules allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Pay versus performance
As required by Section 953(a) of Dodd-Frank, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to the section entitled “Executive Compensation – Compensation Discussion and Analysis.”
The chart below outlines the difference between the total compensation reported in the Summary Compensation Table (“SCT”) and the SEC-mandated Compensation Actually Paid ("CAP") calculation.

SCT Total vs. CAP
What's the same	What's different
•Salary •Bonus •Non-Equity Incentive Plan Compensation, and •All other compensation
•Equity awards
•The SCT total includes the grant-date fair value of equity awards granted during the year
•CAP includes the year-end fair value of equity awards granted during the year, plus changes in the fair value of awards issued in prior years, until the award vests

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Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO[1]		Compensation Actually Paid to PEO[2]		Average Summary Compensation Table Total for Non-PEO NEOs[3]	Average Compensation Actually Paid to Non-PEO NEOs[2]	Value of Initial Fixed $100 Investment Based On:		Net Loss (in millions)[6]	Adjusted EBITDA (in millions)[7]
	Lalljie	Paucek	Lalljie	Paucek			Total Shareholder Return[4]	Peer Group Total Shareholder Return[5]
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)
2023	$2,786,791	$5,329,474	$(342,178)	$(1,265,680)	$1,307,917	$276,870	$5	$85	$(317.6)	$170.8
2022	N/A	11,935,832	N/A	1,667,574	4,443,790	475,598	26	74	(322.2)	125.1
2021	N/A	17,406,594	N/A	1,829,642	5,880,054	412,314	84	121	(194.8)	66.6
2020	N/A	6,434,348	N/A	18,651,382	2,902,244	9,534,737	167	163	(216.5)	16.1
(1)The dollar amounts reported in columns (b) are the amounts of total compensation reported for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.” The PEOs for 2023 were Mr. Paucek and Mr. Lalljie. Mr. Paucek resigned from the position of Chief Executive Officer and Mr. Lalljie was promoted to the position of Chief Executive Officer, each as of November 16, 2023. The PEO for 2022, 2021, and 2020 was Mr. Paucek. Mr. Lalljie's compensation for years in which he did not serve as PEO are included in the Non-PEO NEO amounts.
(2)The dollar amounts reported in columns (c) and (e) represent the amount of “compensation actually paid” as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. The table provided below shows the amounts deducted from and added to the applicable SCT total compensation amount for 2023:

	PEO		Average Non-PEO NEO(a)
	Lalljie	Paucek
Summary Compensation Table Total	$2,786,791	$5,329,474	$1,307,917
Subtract Grant date fair value of equity awards granted in year	2,193,399	4,569,574	860,803
Equity award adjustments(b)(c)
Add Year-end fair value of equity awards	176,070	366,814	106,904
Add Year over year change in fair value of outstanding and unvested equity awards	(1,093,728)	(2,360,389)	(305,709)
Add Fair value as of vesting date of equity awards granted and vested in the year	201,697	420,197	85,207
Add Year over year change in fair value of equity awards granted in prior years that vested in the year	(208,291)	(428,623)	(54,288)
Subtract Fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year	11,318	23,579	2,358
Total Equity award adjustments	$(935,570)	$(2,025,580)	$(170,244)
Compensation Actually Paid	$(342,178)	$(1,265,680)	$276,870
(a)The NEOs included for purposes of calculating the average amounts in 2023 are as follows: Matthew Norden, Aaron McCullough, and Harsha Mokkarala.
(b)The equity award adjustments include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(c)Fair value, or change in fair value, as applicable, of equity awards in the "Compensation Actually Paid" was determined by reference to (1) for RSUs, closing price of our stock on the applicable year-end dates or, in the case of vesting dates, the actual vesting price, (2) for financial PRSUs, the same valuation methodology as RSUs except year-end values are multiplied by the probability of achievement as of such date, (3) for market PRSUs, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date, determined based on the same methodology as used to determine grant date fair value, updated at each valuation date, or in the case of the vesting date, the actual vesting price, and (4) for stock options, a Black-Scholes value as of the applicable year-end or vesting date, determined based on the same methodology as used to determine grant date fair value, updated at each valuation date.

76

EXECUTIVE COMPENSATION
(3)The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Matthew Norden, Aaron McCullough, and Harsha Mokkarala; (ii) for 2022, Paul Lalljie, Mark Chernis, Matthew Norden and Harsha Mokkarala; (iii) for 2021, Paul Lalljie, Mark Chernis, Matthew Norden, James Kenigsberg and John Ellis; and (iv) for 2020, Paul Lalljie, Mark Chernis, Matthew Norden, and James Kenigsberg.
(4)Represents the year-over-year value, as of the end of the applicable fiscal year, of a hypothetical initial investment of $100 made on December 31, 2019 in the Company. The Company has not paid any cash dividends and, therefore, the Cumulative TSR calculation on its common stock is based solely upon stock price appreciation or depreciation and does not include any reinvestment of cash dividends.
(5)Represents the year-over-year value, as of the end of the applicable fiscal year, of a hypothetical initial investment of $100 made on December 31, 2019 into the peer group established by the Compensation Committee. For a list of the companies included in the peer group, refer to the section entitled “Executive Compensation – Compensation Discussion and Analysis.” In 2023, Zendesk was removed from the compensation peer group as it was acquired and PowerSchool Holdings, Inc. was added. Assuming the peer group utilized in 2022, the peer group total shareholder return would be $87 as of December 31, 2023.
(6)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(7)Adjusted EBITDA is a non-GAAP measure. Refer to Appendix B for a reconciliation to the most directly comparable GAAP measure. Adjusted EBITDA is defined as net income or net loss, as applicable, before net interest income (expense), other income (expense), net, taxes, depreciation and amortization expense, transaction costs, integration costs, restructuring-related costs, stockholder activism costs, certain litigation-related costs, consisting of fees for certain non-ordinary course litigation and other proceedings, impairment charges, debt modification expense and loss on debt extinguishment, and stock-based compensation expense. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to company performance.
The following graph depicts the SCT total and CAP for the Company's PEOs for the years ended December 31, 2023, 2022, 2021, and 2020, respectively.
PEO CAP vs PEO SCT

2024 Proxy Statement	77

EXECUTIVE COMPENSATION
Financial Performance Measures
As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term equity incentive program and bonus are selected based on an objective to incentivize our NEOs to increase the value of the Company for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•Adjusted EBITDA
•Adjusted Net Income
•Company's TSR relative to the TSR of companies in the Russell 3000 index
•Revenue
Description of Relationships Between Compensation Actually Paid and Performance
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid vs. Cumulative TSR of the Company and Cumulative TSR of the Peer Group

78

EXECUTIVE COMPENSATION

Compensation Actually Paid vs. Net Loss and Adjusted EBITDA
Compensation Actually Paid from 2020-2023

Trend of Net Loss from 2020-2023	Trend of Adjusted EBITDA from 2020-2023

2024 Proxy Statement	79

Audit matters.

Proposal three
Ratification of appointment of independent registered public accounting firm
The Audit Committee appointed KPMG LLP, independent registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2024. As a matter of good corporate governance, the Company’s stockholders will be requested to ratify the Audit Committee’s selection at the Meeting. KPMG LLP has audited the Company’s consolidated financial statements since 2013.
Although there is no requirement that KPMG LLP’s appointment be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accounting firms if the stockholders choose not to ratify the appointment of KPMG LLP. The Audit Committee may terminate the appointment of KPMG LLP as our independent registered public accounting firm without the approval of the stockholders whenever the Audit Committee deems such termination appropriate.
KPMG LLP has affirmed that they are not aware of any relationships between KPMG LLP and the Company that may reasonably be thought to bear on their independence.
A representative of KPMG LLP is expected to be present (virtually) at the Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate stockholder questions at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Independent registered public accounting firm fees
Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2023 and 2022, were:

Type of Fee	2023	2022
Audit Fees(1)
Annual audit	$2,767,641	$2,663,184
Statutory audits	368,727	318,610
Comfort letters	—	—
Total Audit Fees	3,136,368	2,981,794
Audit-Related Fees	—	—
All Other Fees(2)	1,780	1,780
Total Fees	$3,138,148	$2,983,574
(1)Audit fees consisted of work performed in connection with the audit of our consolidated financial statements and internal controls included in our registration statements on Form S-8, our Annual Reports on Form 10-K, the reviews of the unaudited quarterly financial statements included in our Quarterly Reports on Form 10-Q and statutory audit fees in overseas jurisdictions.
(2)All other fees consisted of products and services related to an online accounting research tool.

80

AUDIT MATTERS
Pre-approval of audit and permissible non-audit services
The Audit Committee has established in its charter a policy that every engagement of the Company’s independent registered public accounting firm to perform audit or permissible non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee or its designee before such independent registered public accounting firm is engaged to provide those services. Under this policy, the Audit Committee may provide pre-approval for a particular defined task or scope of work, subject to a specific budget and for up to one year. The Audit Committee may also delegate pre-approval authority to one or more of the Audit Committee’s members, and the Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve services (other than the annual engagement) provided that any pre-approval decisions are reported to the Audit Committee at the next scheduled meeting. Our independent registered public accounting firm may not be retained to perform the non-audit services specified in Section 10A(g) of the Exchange Act. All fees described in the table above were approved by the Audit Committee.
Audit committee report*
The Board has ultimate authority and responsibility for effective corporate governance, including the role of oversight of the management of 2U. The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities to the Company and its stockholders by overseeing the accounting and financial reporting processes of 2U, the audits of 2U’s consolidated financial statements and the qualifications, selection and performance of the Company’s independent registered public accounting firm.
The Audit Committee reviews our financial reporting process on behalf of the Board. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management has the primary responsibility for establishing and maintaining effective systems of internal and disclosure controls, for preparing financial statements, and for the public reporting process. KPMG LLP, 2U’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on our internal control over financial reporting.
With respect to the fiscal year ended December 31, 2023, the Audit Committee, among other things: oversaw the integrity of the Company’s financial statements and financial reporting processes, oversaw compliance with legal and regulatory requirements, reviewed the external auditors’ qualifications and independence (including auditor rotation), and evaluated the external auditors’ performance.
The Audit Committee has reviewed and discussed with management and KPMG LLP the audited consolidated financial statements for the year ended December 31, 2023. The Audit Committee also discussed with KPMG LLP all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. In addition, the Audit Committee has received from KPMG LLP the written disclosures required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has had discussions with KPMG LLP regarding its independence from the Company and its management.
Based on the reviews and discussions described above, the Audit Committee recommended to our Board, and the Board approved, inclusion of the audited consolidated financial statements for the fiscal year ended December 31, 2023 in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Submitted by the Audit Committee
PAUL A. MAEDER (CHAIR)
TIMOTHY HALEY
CORETHA RUSHING
*The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing of 2U under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that 2U specifically incorporates the Audit Committee Report by reference therein.

2024 Proxy Statement	81

Amendment to our certificate of incorporation to effect a reverse stock split.

Proposal four
Approval of amendments to our eighth amended and restated certificate of incorporation to effect a reverse stock split
Our Board has adopted and is recommending that our stockholders approve amendments (the "Amendments") to our Eighth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our common stock, par value $0.001 (“common stock”) at a ratio ranging from any whole number between 1-for-10 and 1-for-40, with the exact ratio within such range to be determined by the Board in its discretion (the “reverse stock split”). Pursuant to the law of the State of Delaware, our state of incorporation, the Board of Directors must adopt any amendment to our Certificate of Incorporation and submit such amendment to stockholders for their approval. The form of proposed Amendments, which would be filed with the Secretary of State of the State of Delaware, is attached to this proxy statement as Appendix A.
By approving this proposal (the "Reverse Stock Split Proposal"), stockholders will approve alternative Amendments pursuant to which a whole number of outstanding shares of our common stock between ten (10) and forty (40), inclusive, would be combined into one share of our common stock. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of the stockholders, to (i) elect whether to effect the reverse stock split and, if so, to determine the reverse stock split ratio from among the approved range described above and (ii) effect the reverse stock split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware, and all other amendments will be abandoned.
The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, the historical, existing and expected trading price of our common stock, the anticipated impact of the reverse stock split on the trading price and number of holders of our common stock, and the continued listing requirements of The Nasdaq Global Select Market. Although our stockholders may approve the Reverse Stock Split Proposal, we will not effect the reverse stock split if the Board does not deem it to be in the best interests of the Company and its stockholders.
Because the reverse stock split will decrease the number of outstanding shares of our common stock by a ratio in the range of 1-for-10 to 1-for-40 but would not effect a decrease to the number of shares of common stock that the Company will be authorized to issue, the proposed Amendments would result in a relative increase in the number of authorized and unissued shares of our common stock. For more information on the relative increase in the number of authorized shares of our common stock, see “Principal Effects of the Reverse Stock Split- Relative Increase in Number of Authorized and Unissued Shares of Common Stock for Issuance” below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

Purpose and background of the reverse stock split
On March 26, 2024, the Board approved the proposed Amendments to effect the reverse stock split for the following reasons. The Board believes that:
•Effecting the reverse stock split could be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our common stock on The Nasdaq Global Select Market;
•Continued listing on The Nasdaq Global Select Market provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of The Nasdaq Global Select Market. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards. Increasing visibility of our common stock among a larger pool of potential investors could result in higher trading volumes. Such increases in visibility and liquidity could also help facilitate future financings; and
•Continued listing on The Nasdaq Global Select Market and a higher stock price, which may be achieved through a reverse stock split, could help attract, retain, and motivate employees.

82

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Nasdaq Requirements for Continued Listing
Our common stock is quoted on The Nasdaq Global Select Market under the symbol “TWOU.” One of the requirements for continued listing on The Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5550(a)(2) is maintenance of a minimum closing bid price of $1.00. On March 14, 2024, the closing market price per share of our common stock was $0.35, as reported by The Nasdaq Global Select Market.
On March 14, 2024, we received a written notification from The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we had failed to comply with the minimum bid price requirement because the bid price for our common stock over a period of 30 consecutive business days prior to such date had closed below the minimum $1.00 per share requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have been provided a period of 180 calendar days, or until September 10, 2024, to regain compliance with the minimum bid price requirement of $1.00 per share. However, if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would notify the Company that its securities would be subject to delisting. In addition, if the Company has a closing bid price of $0.10 or less for a period of ten consecutive business days, Nasdaq would also notify the Company that it is subject to delisting. To regain compliance, the minimum closing bid price per share of our common stock must be at least $1.00 for a minimum of ten consecutive business days (unless Nasdaq exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)).
If we fail to regain compliance by September 10, 2024, we may be eligible for a second 180 calendar day compliance period. To qualify, the Company must submit an application to transfer the listing of its common stock to The Nasdaq Capital Market, which requires the Company to meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the minimum bid price requirement of $1.00 per share. The Company would also need to pay a $5,000 application fee to Nasdaq and to provide written notice of its intention to cure the deficiency during the additional compliance period by effecting a reverse stock split, if necessary. As part of its review process, Nasdaq will make a determination of whether it believes the Company will be able to cure this deficiency. If the Company does not qualify for or fails to regain compliance during the additional compliance period, then Nasdaq will provide written notification that the Company’s securities will be subject to delisting. In the event of such notification, the Company may appeal Nasdaq’s determination to delist its securities to a Nasdaq Hearings Panel. If the Company appeals, the Nasdaq Hearings Panel will request a plan to regain compliance. There can be no assurance that, if the Company decides to appeal any delisting determination, such an appeal would be successful.
Convertible Senior Notes
The delisting of our common stock from The Nasdaq Global Select Market would constitute a “fundamental change” under the terms of (i) the indenture governing our 2.25% Senior Unsecured Convertible Notes due 2025 (the “2025 Notes”) and (ii) the indenture governing our 4.50% Senior Unsecured Convertible Notes due 2030 (the “2030 Notes” and, together with the 2025 Notes, the "Convertible Notes"), whereupon holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a purchase price equal to the principal amount of the Convertible Notes to be repurchased plus accrued and unpaid interest to, but excluding, the repurchase date. In addition, at the election of the holders of the Convertible Notes, we may be required to issue additional shares of common stock for any Convertible Notes converted in connection with any such fundamental change.
Potential Increased Investor Interest
In addition, in approving the proposed Amendments, the Board considered that the reverse stock split and the expected resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders.
In the event that our common stock were to be delisted from The Nasdaq Global Select Market, it would likely trade in the over-the-counter market. If our common stock were to trade on the over-the-counter market, selling it could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common stock is delisted, broker-dealers may have internal policies and practices and/or certain regulatory burdens imposed upon them that may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock. Such delisting from The Nasdaq Global Select Market and continued or further decline in our stock price could also result in negative publicity, impair our ability to raise additional necessary capital through equity or debt financing and impact our ability to attract, retain and motivate our employees. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock. For all of these reasons, we believe the reverse stock split could potentially increase marketability, trading volume, and liquidity of our common stock.

2024 Proxy Statement	83

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Employee Retention
The Board believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on The Nasdaq Global Select Market. Accordingly, the Board believes that maintaining Nasdaq continued listing qualifications for our common stock can help attract, retain and motivate employees and members of our Board.
In light of the factors mentioned above, our Board approved the proposed Amendments to effect the reverse stock split as a potential means of increasing and maintaining the price of our common stock above $1.00 per share in compliance with Nasdaq continued listing requirements.
Board discretion to implement the reverse stock split
The Board believes that stockholder approval of a range of ratios (as opposed to a single reverse stock split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time that the reverse stock split would be effected. We believe that a range of reverse stock split ratios provides us with the most flexibility to achieve the desired results of the reverse stock split. The reverse stock split ratio to be selected by our Board will be a whole number in a range of 1-for-10 to 1-for-40. The Board can only authorize the filing of one reverse stock split amendment and, if the Board decides to authorize such a filing, all other reverse stock split Amendments will be abandoned. The Board also has the authority to abandon all reverse stock split Amendments.
In determining the reverse stock split ratio and whether and when to effect the reverse stock split following the receipt of stockholder approval, the Board may consider a number of factors, including, without limitation:
•our ability to maintain the listing of our common stock on The Nasdaq Global Select Market;
•the historical trading price and trading volume of our common stock;
•the number of shares of our common stock outstanding immediately before and after the reverse stock split;
•the dilutive impact of any potential conversion of the Company’s outstanding Convertible Notes into common stock and the related impact on the trading price of the Company’s common stock;
•the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading price and trading volume of our common stock;
•the anticipated impact of a particular ratio on the number of holders of our common stock; and
•prevailing general market conditions.
We believe that granting the Board the authority to set the ratio for the reverse stock split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the reverse stock split, we will make a public announcement regarding the determination of the reverse stock split ratio.
Risks associated with the reverse stock split
There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:
•the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;
•the reverse stock split will result in a per share price that will increase the level of investment in our common stock by institutional investors or increase analyst and broker interest in our Company;
•the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers; or
•the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Global Select Market or, if we transfer the listing of our common stock to The Nasdaq Capital Market, The Nasdaq Capital Market.

84

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Stockholders should note that the effect of the reverse stock split, if any, upon the market price of our common stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding immediately prior to the reverse stock split. Furthermore, even if the market price of our common stock does rise following the reverse stock split, we cannot assure you that the market price of our common stock immediately after the proposed reverse stock split will be maintained for any period of time. Even if an increased per-share price can be maintained, the reverse stock split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the reverse stock split negatively, we cannot assure you that the reverse stock split will not adversely impact the market price of our common stock.
The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the reverse stock split or the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. The total market capitalization of our common stock after implementation of the reverse stock split, when and if implemented, may also be lower than the total market capitalization before the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.
While we intend that the reverse stock split will be sufficient to maintain our listing on The Nasdaq Global Select Market, it is possible that, even if the reverse stock split results in a bid price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy Nasdaq’s additional criteria for continued listing of our common stock on The Nasdaq Global Select Market or, if we transfer the listing of our common stock to The Nasdaq Capital Market, The Nasdaq Capital Market.
We believe that the reverse stock split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the reverse stock split, particularly if the price of our common stock does not increase as a result of the reverse stock split.
Principal effects of the reverse stock split
If the stockholders approve this proposal and the Board implements the reverse stock split, we will amend and restate Section A of Article IV of our Eighth Amended and Restated Certificate of Incorporation relating to our authorized capital, in its entirety to read as follows:
A. Effective as of 5 p.m. Eastern Time on the date this Certificate of Amendment of Eighth Amended and Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one for [•]1 reverse stock split of the Company’s Common Stock (as defined below) shall become effective, pursuant to which each [•]1 shares of Common Stock outstanding and held of record by each stockholder of the Company immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Stock Market LLC (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Common Stock in book entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.
The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock which the Company shall have authority to issue is Two Hundred Five Million (205,000,000) shares, of which Two Hundred Million (200,000,000) shares shall be Common Stock (the “Common Stock”), each having a par value of one-tenth of one cent ($0.001), and Five Million (5,000,000) shares shall be Preferred Stock (the “Preferred Stock”), each having a par value of one-tenth of one cent ($0.001).
1    Shall be a whole number between and including ten and forty, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders of the Company in accordance with Section 242 of the Delaware General Corporation Law).

2024 Proxy Statement	85

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Issued and Outstanding Shares of Common Stock
If the reverse stock split is approved and effected, each holder of our common stock outstanding immediately prior to the effectiveness of the reverse stock split will own a reduced number of shares of our common stock upon effectiveness of the reverse stock split. The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock and the reverse stock split ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share that is paid out in cash. After the reverse stock split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects as now authorized. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has 201,372 outstanding certificated shares of common stock as of March 25, 2024 and does not expect to issue any certificated shares prior to the effectiveness of the reverse stock split.
The reverse stock split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON THE NASDAQ GLOBAL SELECT MARKET, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK.
Principal effects of relative increase in number of authorized and unissued shares of our common stock
The reverse stock split will not affect the number of authorized shares or the par value of our capital stock, which will remain at (i) 200,000,000 shares of common stock, par value $0.001 per share, and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share (collectively, our “capital stock”). Although the number of authorized shares of capital stock will not change as a result of the reverse stock split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the reverse stock split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the reverse stock split. The purpose of the relative increase in the amount of authorized and unissued shares of our common stock is to allow our Company the ability to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our Company’s stockholders to approve an increase in the authorized number of shares of common stock each time any such an action is contemplated. If the proposed Amendments are approved and a reverse stock split is implemented, all or any of the authorized and unissued shares of common stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, subject to any limitations in our Eighth Amended and Restated Certificate of Incorporation, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of such common stock, including the right to cast one vote per share. Except pursuant to the Company’s equity incentive plans for our employees and directors and outstanding convertible notes, the Company presently has no plan, commitment, arrangement, understanding or agreement regarding the issuance of capital stock. However, the Company regularly considers its capital requirements and may conduct equity offerings in the future.
Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

86

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Effect on outstanding equity incentive plans and convertible notes
The Company maintains the 2014 Equity Incentive Plan (the “2014 Plan”) and the Amended and Restated 2017 Employee Stock Purchase Plan (the “ESPP” and, together with the 2014 Plan, the “Equity Plans”), which are designed primarily to provide stock-based incentives to individual service providers of the Company. As of March 25, 2024, no stock purchase rights were outstanding under the ESPP and options to purchase 3,478,177 shares of our common stock and 3,517,182 restricted stock units underlying common stock were outstanding under the other Equity Plans. In the event of a reverse stock split, our Board determines appropriate adjustments to awards granted and share-based limits under the Equity Plans in accordance with the terms of the Equity Plans. Accordingly, if the Reverse Stock Split Proposal is approved by our stockholders and our Board decides to implement the reverse stock split, as of the Effective Time (as defined below), (i) the number of shares of common stock issuable upon exercise or vesting of such awards under the Equity Plans would be proportionally reduced based on the reverse stock split ratio selected by our Board and (ii) and any per share exercise price applicable to such awards would be proportionally increased based on the reverse stock split ratio selected by our Board, subject to the terms of the applicable Equity Plan and the award agreement. In addition, the number of shares available for future issuance and any share-based award limits under the Equity Plans would be proportionately reduced based on the reverse stock split ratio selected by our Board. All outstanding restricted stock units and options to purchase shares of our common stock, including any held by our officers and directors, would be adjusted as a result of the reverse stock split such that the number of shares issuable upon the exercise or vesting of each award would be reduced, and the exercise price per share would be increased, in accordance with the terms of each instrument and based on the ratio of the reverse stock split (rounded down to the nearest whole share in the case of shares and up to the nearest whole cent in the case of exercise prices, as applicable).
In addition, as of April 5, 2024, we had approximately $527 million aggregate principal amount outstanding of Convertible Notes, including $380 million of 2025 Notes and $147 million of 2030 Notes. If the Reverse Stock Split Proposal is approved by our stockholders and our Board decides to implement the reverse stock split, as of the Effective Time, all outstanding Convertible Notes will have adjustments to the conversion rate and the conversion price made proportionate with the reverse stock split ratio. This will result in an increase in the conversion price under such Convertible Notes, and approximately the same value of shares of common stock being delivered upon such conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares of common stock reserved for issuance pursuant to the Convertible Notes will be proportionately adjusted based on the Reverse Stock Split ratio, subject to our treatment of fractional shares.
Our Board has also authorized the Company to effect any other changes to the Equity Plans or Convertible Notes as necessary, desirable or appropriate to give effect to the reverse stock split, including any applicable technical or conforming changes.
Effects of the amendments on our common stock
The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible reverse stock split if the reverse stock split is effected at a ratio of 1-for-10, 1-for-15, 1-for-20, 1-for-25, 1-for-30, 1-for-35, or 1-for-40 based on share information as of the close of business on March 25, 2024. The below chart does not give effect to the treatment of fractional shares following the reverse stock split and does not give effect to any other changes, including any issuance of securities, after March 25, 2024.

	Number of shares of common stock before reverse stock split	1-for-10	1-for-15	1-for-20	1-for-25	1-for-30	1-for-35	1-for-40
Authorized	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000
Issued and Outstanding	83,644,026	8,364,402	5,576,268	4,182,201	3,345,761	2,788,134	2,389,829	2,091,100
Issuable under Convertible Notes	37,113,059	3,711,305	2,474,203	1,855,652	1,484,522	1,237,101	1,060,373	927,826
Issuable under Outstanding Stock Options	3,478,177	347,817	231,878	173,908	139,127	115,939	99,376	86,954
Issuable under Outstanding Restricted Stock units	3,517,182	351,718	234,478	175,859	140,687	117,239	100,490	87,929
Issuable under Outstanding Performance Restricted Stock units(1)	2,779,005	277,900	185,267	138,950	111,160	92,633	79,400	69,475
Available for Issuance under Equity Plans	9,534,797	953,479	635,653	476,739	381,391	317,826	272,422	238,369
Authorized but Unissued(2)	59,933,754	185,993,379	190,662,253	192,996,691	194,397,352	195,331,128	195,998,110	196,498,347
(1)Shares issuable under outstanding Performance Restricted Stock Units are calculated assuming outstanding awards are achieved at 100% of target. Additional shares may be issued in the event such outstanding awards are achieved above 100% of target.
(2)Shares authorized but unissued represent common stock authorized for future issuance beyond shares outstanding as of March 25, 2024 and shares issuable under outstanding convertible notes, restricted stock units, performance restricted stock units and stock options.

2024 Proxy Statement	87

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Procedure for effecting reverse stock split
If the proposed Amendments are approved by the Company’s stockholders and the Board determines to effect the reverse stock split, the reverse stock split will become effective at 5:00 p.m. Eastern time, on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio contained in the certificate of amendment.
As soon as practicable after the Effective Time, stockholders of record will be notified by our transfer agent that the reverse stock split has been effected. If you hold shares of common stock in book-entry form, you will not need to take any action to receive post-reverse stock split shares of our common stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of common stock you hold.
Some stockholders may hold their shares of common stock in certificated form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-reverse stock split shares in certificated form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-reverse stock split shares of our common stock for a statement of ownership. When you submit your certificate or certificates representing the pre-reverse stock split shares of our common stock, your post-reverse stock split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-reverse stock split shares you own, you will receive a statement indicating the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Beginning at the Effective Time, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.
Beneficial Holders of Common Stock
Upon the implementation of the reverse stock split, we intend to treat shares of common stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of common stock. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and for the treatment of fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.
Fractional Shares
No scrip or fractional shares would be issued if, as a result of the reverse stock split, a stockholder would otherwise become entitled to a fractional share. Instead, each stockholder will be entitled to receive a cash payment equal to the fraction of which such stockholder would otherwise be entitled multiplied by the closing price per share of common stock on the date of the Effective Time as reported by The Nasdaq Global Select Market (as adjusted to give effect to the reverse stock split). No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is received.
After the reverse stock split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-reverse stock split stockholders to the extent that there are stockholders holding fewer than that number of pre-reverse stock split shares within the reverse stock split ratio that is determined by us as described above. Reducing the number of post-reverse stock split stockholders, however, is not the purpose of this proposal.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

88

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Accounting Matters
If the reverse stock split is effected, the par value per share of our common stock will remain unchanged at $0.001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced proportionally based on the reverse stock split ratio selected by the Board, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. In addition, cash paid to the shareholders for the fractional shares to which they would have been entitled from the reverse stock split will be recorded as a reduction to the additional paid-in capital account. The per share net income or loss of our common stock will be increased because there will be fewer shares of common stock outstanding. The effects of the reverse stock split will be applied retrospectively to the Company’s consolidated balance sheets, consolidated statements of changes in stockholders’ equity (deficit), and per share amounts for all periods presented for all financial statements not yet issued. We do not anticipate that any other material accounting consequences would arise as a result of the reverse stock split.
No Dissenters’ Rights of Appraisal
Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to dissenters’ rights of appraisal with respect to the reverse stock split, and we do not intend to independently provide stockholders with any such right or any similar right.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Interests of Certain Persons in the Proposal
Certain of our officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of our common stock, as set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe that our officers or directors have interests in the Reverse Stock Split Proposal that are different from or greater than those of any of our other stockholders.
Anti-takeover Effects of Proposed Amendments
Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed Amendments to our Eighth Amended and Restated Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. Because the proposed Amendments, if any such amendment is so filed with the Secretary of State of the State of Delaware, will result in a relative increase in the number of authorized but unissued shares of our common stock, the Amendments, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board of Directors. A relative increase in the number of our authorized shares could enable the Board of Directors to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means. The issuance of common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares entitled to vote, increase the number of votes required to approve a change of control of the Company and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of common stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change were favorable to stockholders generally.
As stated above, the Company has no present intent to use the relative increase in the number of authorized shares of our common stock for anti-takeover purposes, and the proposed Amendments are not part of a plan by the Board of Directors to adopt a series of anti-takeover provisions; however, if the proposed Amendments are approved by the stockholders, then a greater number of shares of our common stock would be available for such purpose than is currently available. The Reverse Stock Split Proposal, including the relative increase in the number of authorized shares, is not the result of any attempt to obtain control of the Company and the Board of Directors has no present intent to authorize the issuance of additional shares of common stock to discourage any such efforts if they were to arise.

2024 Proxy Statement	89

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion describes the anticipated material U.S. Federal income tax consequences to “U.S. holders” (as defined below) of Company common stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed reverse stock split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. Federal tax consequences of the proposed reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequence as it relates to the ownership, purchase, or disposition of common stock.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of the Company’s common stock that for U.S. Federal income tax purposes, is or is treated as:
i.an individual citizen or resident of the U.S.;
ii.a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state thereof, or the District of Columbia;
iii.an estate with income subject to U.S. Federal income tax regardless of its source; or
iv.a trust that (a) is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.
This discussion is limited to U.S. holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular Company stockholder or to Company stockholders that are subject to special treatment under U.S. Federal income tax laws including, but not limited to, banks, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities such as partnerships or S-Corporations that are treated as “flow-through” entities, or entities that are disregarded as separate from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, persons holding their shares of Company common stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, U.S. expatriates, persons subject to the alternative minimum tax, to persons whose shares constitute “qualified small business stock” for purposes of Code section 1202, persons who acquired Company common stock in connection with employment or the performance of services, or persons who hold their Company common stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to the Company, or to Company stockholders that own 5% or more of the Company’s common stock, are affiliates of Company, or are not U.S. holders. In addition, this discussion does not address other U.S. Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.
If a partnership (or other entity or arrangement treated as a partnership for U.S. Federal income tax purposes) is a Company stockholder, the tax treatment of a partner will generally depend upon the status of the person and the activities of the partnership or other entity or arrangement treated as a partnership for U.S. Federal income tax purposes.
Tax Consequences to U.S. Holders of the Reverse Stock Split
The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. Except as described below with respect to cash received in lieu of a fractional share, a U.S. holder should not recognize gain or loss as a result of the reverse stock split. A U.S. holder’s aggregate tax basis in the shares of the common stock received pursuant to the reverse stock split should equal the U.S. holder’s aggregate tax basis in the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of the Company’s common stock), and such U.S. holder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the reverse stock split to shares of common stock received pursuant to the reverse stock split. U.S. holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

90

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
The receipt of cash in lieu of fractional shares of common stock pursuant to the reverse stock split will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder who receives cash in exchange for a fractional share will generally recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s adjusted tax basis allocated to the fractional share exchanged. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder has held the old shares for more than one year as of the effective date of the reverse stock split. The deductibility of capital losses is subject to limitations.
Under certain circumstances, cash received by a U.S. holder in lieu of fractional shares could be treated as a dividend for U.S. federal income tax purposes instead of capital gain. U.S. holders of our common stock should consult their tax advisors to determine the extent to which their receipts of cash in lieu of fractional shares could be treated as dividends.
Information Reporting and Backup Withholding
Cash payments received by a U.S. holder of Company common stock pursuant to the reverse stock split are subject to information reporting and may be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service (currently 24%) if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.
Vote required to approve the amendments
Approval of the Amendments requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes, if any, will have no effect on the outcome of this this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

2024 Proxy Statement	91

Security ownership of certain beneficial owners and management.
The following table sets forth the beneficial ownership of our common stock as of March 22, 2024 by:
•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•each of our Named Executive Officers;
•each of our directors; and
•all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before May 21, 2024, which is 60 days after March 22, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For certain stockholders, the percentage ownership assumes the exercise of options. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o 2U, Inc., 7900 Harkins Road, Lanham, Maryland 20706.

Name of Beneficial Owner	Shares Held Directly	Shares Acquirable Within 60 Days(1)	Total Beneficial Ownership	Percentage
Principal Stockholders:
ARK Investment Management LLC(2)	—	—	9,575,926	11.4%
Blackrock, Inc.(3)	—	—	6,762,706	8.1%
Nikko Asset Management Americas, Inc.(4)	—	—	5,296,327	6.3%
The Vanguard Group(5)	—	—	4,797,923	5.7%
Paul S. Lalljie	402,846	31,421	434,267	*
Matthew J. Norden	373,813	52,629	426,442	*
Andrew J. Hermalyn	303,988	66,932	370,920	*
Aaron M. McCullough	477,343	17,921	495,264	*
John M. Larson	255,424	45,644	301,068	*
Edward S. Macias	66,053	40,379	106,432	*
Paul A. Maeder(6)	216,115	45,644	301,705	*
Robert M. Stavis(7)	167,360	45,644	284,451	*
Timothy M. Haley(8)	51,977	33,905	136,239	*
Earl Lewis	54,103	63,255	117,358	*
Coretha M. Rushing	51,566	33,942	85,508	*
Christopher J. Paucek (former Chief Executive Officer)(9)	808,683	623,718	1,432,401	1.7%
Harsha Mokkarala (former Chief Revenue Officer)(10)	157,710	72,954	230,664	*
All current directors and executive officers as a group (11 persons)	2,420,588	477,316	3,059,654	3.7%
*Represents beneficial ownership of less than 1%.

92

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(1)Reflects the number of shares that could be acquired by exercise of options exercisable as of March 22, 2024 or 60 days thereafter and the number of shares underlying restricted stock units that vest within 60 days of March 22, 2024.
(2)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on January 29, 2024 by ARK Investment Management LLC (“ARK”). According to its Schedule 13G filing, ARK has sole dispositive power with respect to 9,575,926 shares of our common stock, shared dispositive power with respect to 0 shares of our common stock, sole voting power with respect to 8,818,146 shares of our common stock and shared voting power with respect to 301,713 shares of our common stock. The principal business address of ARK is 200 Central Avenue, St. Petersburg, FL 33701.
(3)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on January 25, 2024 by BlackRock, Inc. (“BlackRock”). According to its Schedule 13G filing, BlackRock has sole dispositive power with respect to 6,762,706 shares of our common stock, shared dispositive power with respect to 0 shares of our common stock, sole voting power with respect to 6,516,157 shares of our common stock and shared voting power with respect to 0 shares of our common stock. The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(4)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 12, 2024 by Nikko Asset Management Americas, Inc. (“NAM”) as subsidiary to Sumitomo Mitsui Trust Holdings Inc. and Nikko Asset Management Co., Ltd. According to its Schedule 13G filing, NAM has sole dispositive power with respect to 0 shares of our common stock, shared dispositive power with respect to 5,296,327 shares of our common stock, sole voting power with respect to 0 shares of our common stock and shared voting power with respect to 3,497,406 shares of our common stock. The principal business address of NAM is 605 Third Avenue, 38th Floor, New York, NY 10158.
(5)Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”). According to its Schedule 13G filing, Vanguard has sole dispositive power with respect to 4,727,091 shares of our common stock, shared dispositive power with respect to 70,832 shares of our common stock, sole voting power with respect to 0 shares of our common stock and shared voting power with respect to 41,285 shares of our common stock. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(6)39,946 shares of common stock are held by Altaheide LLC (“Altaheide”). Mr. Maeder may be deemed to have beneficial ownership of the shares held by Altaheide.
(7)Shares of common stock held indirectly consist of (a) 35,707 shares of common stock are held by Stavis Ventures II, LLC (“Stavis Ventures”) and (b) 35,740 shares of common stock held by Stavco Venture Holdings LLC (“Stavco Venture Holdings”). Stavis Ventures is controlled by Mr. Stavis and Stavco Venture Holdings is controlled by Mr. Stavis' spouse. Mr. Stavis disclaims beneficial ownership of the shares held by Stavis Ventures and Stavco Venture Holdings, except to the extent of his pecuniary interest therein.
(8)Shares of common stock held indirectly consist of (a) 43,530 shares of common stock are held by the Haley-McGourty Family Trust U/D/T 9/27/96 (the “Haley Trust”) and (b) 6,827 shares of common stock held by Haley-McGourty Partners (“Haley Partners”). Mr. Haley may be deemed to have beneficial ownership of the shares held by the Haley Trust and Haley Partners.
(9)Mr. Paucek resigned as the Company's Chief Executive Officer and as a member of the Board effective, November 16, 2023.
(10)Mr. Mokkarala resigned as the Company's Chief Revenue Officer effective January 3, 2024.
We know of no arrangements, the operation of which may at a subsequent date result in the change of control of the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of the Company’s equity securities. Executive officers, and beneficial owners of greater than 10% of our outstanding securities are required by SEC regulations to provide us with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to us and written representations from our executive officers and directors that no other reports were required, we believe that through December 31, 2023, all of our executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them, with the exception of one Form 4 that was not filed on a timely basis by Harsha Mokkarala due to an administrative error. On February 15, 2023, Mr. Mokkarala was granted 8,717 shares of restricted stock units in connection with the certification of performance metrics of performance-based restricted stock units previously granted to Mr. Mokkarala. A Form 4 was filed to report the transaction on March 29, 2023.

2024 Proxy Statement	93

Questions and answers about these proxy materials and voting.
What is the purpose of the Meeting?
At the Meeting, stockholders will consider and vote on the following matters:
•To elect three Class I directors and one Class III directors, nominated by the Board, to serve on the Board until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal;
•To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers;
•To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year;
•To approve amendments to our Certificate of Incorporation to effect a reverse stock split; and
•To transact such other business as may properly come before the Meeting or any adjournment thereof.
These proxy solicitation materials are being sent to our stockholders on or about April 10, 2024.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent our stockholders of record and beneficial owners a notice regarding Internet availability of proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail on an ongoing basis. A stockholder’s election to receive proxy materials by mail will remain in effect until the stockholder terminates such election.
Why is this Meeting being held virtually?
We believe that hosting the Meeting online enables increased attendance and participation from locations around the world, reduces costs and aligns with the Company’s broader sustainability goals. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting.
How can I get electronic access to the proxy materials?
You can view the proxy materials on the Internet at: www.proxyvote.com. Please have your 16-digit control number available. Your 16-digit control number can be found on your Notice. If you requested and received a paper copy of your proxy materials, your 16-digit control number can be found on your proxy card.
Our proxy materials are also available on our Investor Relations website at: http://investor.2u.com. References to our website in this proxy statement are not intended to function as hyperlinks, and the information contained on our website is not intended to be incorporated into this proxy statement.
Who is entitled to vote at the Meeting?
The Board has determined that those stockholders who are recorded in our record books as owning shares of the Company’s common stock, par value $0.001 per share, as of the close of business on March 26, 2024 (the "Record Date"), are entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were 83,643,757 shares issued and outstanding. Each share of our common stock that you owned on the Record Date entitles you to one vote on each matter that is voted on at the Meeting. Your shares may be (1) held directly in your name as the stockholder of record and/or (2) held for you as the beneficial owner through a broker, bank or other nominee. Our common stock is our only class of outstanding voting securities.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

94

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (“AST”), you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person (virtually) at the Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and your broker, bank or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the Meeting. However, because you are not the stockholder of record, you may not vote these shares in person (virtually) at the Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker, bank or nominee, as the stockholder of record, has enclosed or provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares, or, if permitted by your broker, bank or nominee, you may be able to use the Internet or telephone to provide voting instructions. If you do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each item?” below.
What do I need to attend the virtual Meeting?
We will be hosting our Meeting via live webcast. Stockholders can attend the Meeting online at: www.virtualshareholdermeeting.com/TWOU2024. The webcast will begin at 2:00 p.m., Eastern Time. We encourage you to access the Meeting prior to the start time. Online check-in will begin at 1:45 p.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures. In order to participate in the Meeting, you will need the 16-digit control number located on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Additional rules of conduct regarding the Meeting may be provided during the Meeting.
How can I submit a question at the Meeting?
If you would like to submit a question for the Meeting, you may do so at: www.virtualshareholdermeeting.com/TWOU2024, by typing your question into the dialog box provided at any point during the Meeting (until the floor is closed to questions).
Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered together.
Will the virtual Meeting be available for replay?
A replay of the meeting will be available approximately 24 hours after the Meeting at www.virtualshareholdermeeting.com/TWOU2024. The replay will be available for one year.
What if I have technical difficulties or trouble accessing the Meeting?
If you encounter any technical difficulties with accessing the virtual Meeting, please call the technical support number that will be posted on the Meeting website log-in page.
How do I vote?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or nominee.
Please refer to the summary instructions below and those included on your proxy card and in the Notice or, for shares held in street name, the voting instruction card included by your broker, bank or nominee.
Stockholder of Record
If you are a stockholder of record, the Notice instructs you as to how (i) you may access and review all of the proxy materials on the Internet, (ii) you may submit your proxy, and (iii) to receive paper copies of the proxy materials if you wish. No printed materials will be available unless you specifically request them by following the instructions in the “Notice Regarding the Availability of Proxy Materials.”

2024 Proxy Statement	95

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Vote by mail
You may vote by mail by marking, signing and dating your proxy card and mailing it in the pre-addressed envelope. If the pre-addressed envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you provide specific voting instructions, your shares will be voted as you instruct, unless you validly revoke your proxy. Broadridge must receive your proxy card no later than May 19, 2024, the day before the Meeting, for your proxy and your vote to be counted. If you sign and return your proxy card but you do not specify how you want to vote your shares, we will vote them as recommended by the Board, if applicable, which is set forth above. We do not currently anticipate that any other matters will be presented for action at the Meeting. If any other matters are properly presented for action, the persons named on your proxy will vote your shares on these other matters in their discretion, under the discretionary authority you have granted to them in your proxy.

Vote by Internet
To vote via the Internet before the Meeting, log on to: www.proxyvote.com and follow the instructions on the Notice or proxy card. We permit Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time on May 19, 2024, the day before the Meeting, for your proxy and your vote to be counted. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. You may also vote during the Meeting at: www.virtualshareholdermeeting.com/TWOU2024 by using the 16-digit control number on your Notice or proxy card.

Vote by telephone
To vote via telephone call the toll-free number on your Notice or proxy card. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern Time on May 19, 2024, the day before the meeting.

Beneficial Owner
If you hold shares through a broker, bank or nominee in street name, you will need to follow the voting instructions provided by your broker, bank or nominee. Many brokers, banks or nominees offer the option to vote by the Internet or telephone. The availability of Internet and telephone voting for beneficial owners will depend on the voting process of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions you receive.
If you own shares in street name through a broker, bank or nominee and you do not provide instructions to your broker, bank or nominee on how to vote your shares, your broker, bank or nominee has discretion to vote these shares on certain “routine” matters, including the ratification of the appointment of KPMG LLP as our independent registered public accounting firm. However, on non-routine matters, such as the election of directors and the approval, on a non-binding advisory basis, of the compensation of the Company’s NEOs, your broker must receive voting instructions from you because it does not have discretionary voting power for these proposals. Therefore, it is important that you provide voting instructions to your broker, bank or other nominee. So long as the broker has discretion to vote on at least one proposal, these “broker non-votes” are counted toward establishing a quorum.
Can I change my vote after I submit my proxy or voting instructions?
Yes. If you hold shares directly as the stockholder of record, even after you have submitted your proxy, you may change your vote at any time prior to the close of voting at the Meeting by:
•filing with our Corporate Secretary at 7900 Harkins Road, Lanham, Maryland 20706 a signed, original written notice of revocation dated later than the proxy you submitted;
•submitting a duly executed proxy card bearing a later date; or
•voting again via the Internet, including during the Meeting.
If you grant a proxy, you are not prevented from attending the Meeting (virtually) and voting via Internet at the Meeting. However, your attendance at the Meeting will not by itself revoke a proxy that you have previously granted; you must vote via Internet at the Meeting to revoke your proxy.
If your shares are held in a stock brokerage account or by a bank or other nominee, you may revoke your voting instructions by following the instructions provided by your broker, bank or nominee.
All shares that have been properly voted and not revoked will be voted at the Meeting.

96

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Is there a list of stockholders entitled to vote at the Meeting?
A complete list of stockholders entitled to vote at the Meeting will be available for examination by the Company’s stockholders for any purpose germane to the Meeting for a period of ten days prior to the Meeting during regular business hours, at the Company’s principal place of business at 7900 Harkins Road, Lanham, Maryland 20706.
What constitutes a quorum to transact business at the Meeting?
Before any business may be transacted at the Meeting, a quorum must be present. The presence at the Meeting, in person (virtually) or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. At the close of business on the Record Date, 83,643,757 shares were issued and outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting for purposes of a quorum.
What is the recommendation of the Board of Directors?
Our Board recommends a vote “FOR” the election of each of the three Class I directors and one Class III director, nominated by the Board, to serve on the Board until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal; “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers; “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year and "FOR" the approval of amendments to our Certificate of Incorporation to effect a reverse stock split.
What vote is required to approve each item?
For each of the proposals, the applicable voting recommendation, and treatment of abstentions and broker-non votes are as follows:

Voting Item		Voting Standard	Treatment of Abstentions	Treatment of Broker Non-Votes
1	Election of Directors	Majority of votes cast	No effect	No effect
2	Advisory Approval of Compensation of our Named Executive Officers	Majority of votes present or represented by proxy at the Meeting	Same effect as votes “AGAINST”	No effect
3	Ratification of Appointment of KPMG LLP	Majority of votes present or represented by proxy at the Meeting	Same effect as votes “AGAINST”	Not applicable as brokers generally have discretion to vote
4	Approval of Amendments to our Certificate of Incorporation to effect a Reverse Stock Split	Majority of votes cast	No effect	Not applicable as brokers generally have discretion to vote
A “broker non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you are a beneficial owner, your broker, bank or other holder of record is permitted to vote your shares on “routine” matters even if the record holder does not receive voting instructions from you. Absent instructions from you, the record holder may not vote on any “non-routine” matter, including the election of directors and the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers. Without your voting instructions, a broker non-vote will occur.
Where can I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting and will publicly disclose results in a Current Report on Form 8-K within four business days after the date of the Meeting.
Who will count the votes?
A representative from Broadridge Financial Solutions will both tabulate the votes and serve as the inspector of election.
Who will pay for the cost of this proxy solicitation?
We will bear the costs of soliciting proxies. We are soliciting proxies for the Meeting in the following ways:
•Our directors, officers and employees may, without additional pay, solicit proxies by telephone or by electronic communication.

2024 Proxy Statement	97

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
•We have also retained a third-party proxy consultant, Innisfree M&A Incorporated, to solicit proxies on our behalf for a fee of approximately $20,000.
•We will request banks, brokers, nominees, custodians and other fiduciaries who hold shares in street name to forward these proxy solicitation materials to the beneficial owners of those shares, and we will reimburse them the reasonable out-of-pocket expenses they incur in doing so.
When are stockholder proposals and director nominations due for next year’s annual meeting of stockholders?
Any proposals that our stockholders wish to have included in our proxy statement and form of proxy for the 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on December 9, 2024 and must otherwise comply with the requirements of Rule 14a-8.
For proposals or nominations outside of Rule 14a-8, the Company’s amended and restated bylaws (the “Bylaws”) provide that, in order for a stockholder to nominate a director or bring a proposal before the stockholders at an annual meeting of the Company other than matters set forth in the Notice of Meeting, such stockholder must have delivered timely prior written notice to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on February 19, 2025 nor earlier than the close of business on January 20, 2025. In the event that the date of the annual meeting is advanced more than 25 days prior to or delayed by more than 25 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which the public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above. Stockholders are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of the Bylaws can be obtained without charge by written request to the Corporate Secretary, 7900 Harkins Road, Lanham, Maryland 20706 and is available without charge on the Company’s website at: http://investor.2u.com.
Any proposals or notices should be sent to:
2U, INC.
7900 HARKINS ROAD
LANHAM, MARYLAND 20706
ATTENTION: CORPORATE SECRETARY
NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

98

Incorporation by reference.
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this proxy statement or future filings made by 2U into such filings, and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein, shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by 2U under those statutes, except to the extent we specifically incorporate these items by reference.
We have not incorporated by reference into this proxy statement the information included on or linked from our website, and you should not consider it to be part of this proxy statement.
Important notice regarding delivery of stockholder documents.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is referred to as “householding,” potentially provides extra convenience for stockholders and reduces printing and postage costs for companies.
Some brokers utilize the householding process for proxy materials, in which case, only one copy of this proxy statement or our Annual Report to Stockholders may be sent to two or more stockholders sharing the same address. Stockholders who participate in householding will continue to receive separate proxy cards. If you hold your 2U stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.
If you wish to receive a separate copy of this proxy statement or our Annual Report to Stockholders, we will promptly deliver one to you upon request. You can notify us by sending a written request to 2U, Inc., 7900 Harkins Road, Lanham, Maryland 20706, Attention: Corporate Secretary, or by calling the Corporate Secretary at (301) 892-4350. In addition, if you would like to receive separate proxy statements and annual reports of 2U in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another stockholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us at the above address and telephone number if you hold registered shares.

2024 Proxy Statement	99

Other matters.
The Board knows of no other matters that have been submitted for consideration at the Meeting other than those referred to in this proxy statement. By submitting the proxy, the stockholder authorizes the persons named on the proxy to use their discretion in voting on any matter brought before the Meeting.
By Order of the Board of Directors,
PAUL S. LALLJIE
Chief Executive Officer
April 8, 2024

100

Appendix A.

2024 Proxy Statement	101

Appendix A

102

Appendix A

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [•] day of [•], 2024.

2U, INC.

By: ______________________________

Name: Paul S. Lalljie
Title: Chief Executive Officer and Director

A-3

2024 Proxy Statement	103

Appendix B – Non-GAAP Reconciliation.
The following table presents a reconciliation of adjusted EBITDA to net loss for the year ended December 31, 2023 (in thousands).

Net loss	$(317,607)
Stock-based compensation expense	39,688
Other (income) expense, net	803
Amortization of acquired intangible assets	34,225
Income tax benefit on amortization of acquired intangible assets	(76)
Impairment charges	196,871
Debt modification expense and loss on debt extinguishment	16,735
Restructuring charges	36,256
Other*	8,462
Adjusted net loss	15,357
Net interest expense	72,612
Income tax (benefit) expense	1,730
Depreciation and amortization expense	81,097
Adjusted EBITDA (as reported)	170,796
Adjustment for annual performance-based bonus**	(30,790)
Adjusted EBITDA (bonus funding)	$140,006
*    Includes transaction and integration expense of $3.6 million and litigation-related expense of $4.9 million.
**    For the purposes of determining bonus funding, adjusted EBITDA is adjusted to reflect the impact of the annual cash incentive achievement being above or below 100% of target.
The following table presents a reconciliation of adjusted unlevered free cash flow to net cash provided by operations for the year ended December 31, 2023 (in thousands).

Net cash provided by operating activities	$(3,431)
Additions of amortizable intangible assets	(44,010)
Purchases of property and equipment	(6,021)
Payments to university clients	1,050
Non-ordinary cash payments*	36,653
Adjusted free cash flow	(15,759)
Cash interest payments on debt	61,194
Adjusted unlevered free cash flow	$45,435
*    Includes transaction, integration, restructuring-related, stockholder activism, and litigation-related expense.

104

Monday, May 20, 2024 – 2:00 PM, Eastern Time
Online only at: www.virtualshareholdermeeting.com/TWOU2024

2U, INC.
7900 HARKINS ROAD
LANHAM, MD 20706

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TWOU2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 19, 2024. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39932-P10313

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

2U, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	**For**	**Against**	**Abstain**
1a. Paul S. Lalljie	☐	☐	☐
1b. Edward S. Macias	☐	☐	☐
1c. Paul A. Maeder	☐	☐	☐
1d. Robert M. Stavis	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Approval, on a non-binding advisory basis, of the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2024 fiscal year.	☐	☐	☐
4. Approval of amendments to our Certificate of Incorporation to effect a reverse stock split.	☐	☐	☐

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V39933-P10313

2U, INC.
Annual Meeting of Stockholders
May 20, 2024 2:00 PM EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Paul S. Lalljie, Chief Executive Officer, and Lillian Brownstein, Corporate Secretary, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of 2U, INC. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on May 20, 2024, via live webcast at www.virtualshareholdermeeting.com/TWOU2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side